As filed with the Securities and Exchange Commission on January 29, 2007

  File No. 033-09504
  File No. 811-04878

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE

  SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 58  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  AMENDMENT NO. 60  ☒

  SEI INSTITUTIONAL MANAGED TRUST
(Exact Name of Registrant as Specified in Charter)

c/o CT Corporation
101 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (800) 342-5734

Robert A. Nesher
c/o SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copies to:

Richard W. Grant, Esq.
Morgan Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box)

  ☐  Immediately upon filing pursuant to paragraph (b)
  ☒  On January 31, 2007 pursuant to paragraph (b) of Rule 485
  ☐  60 days after filing pursuant to paragraph (a)(1)
  ☐  On [date] pursuant to paragraph (a)(1)
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  On [date] pursuant to paragraph (a)(2)

  If appropriate check the following box:

  ☐  This Post-Effective Amendment designates a new effective date for a previously filed post-effective Amendment.

SEI Institutional Managed Trust

Prospectus as of January 31, 2007

Large Cap Value Fund

Large Cap Growth Fund

Tax-Managed Large Cap Fund

Large Cap Diversified Alpha Fund

Small Cap Value Fund

Small Cap Growth Fund

Tax-Managed Small Cap Fund

Mid-Cap Fund

U.S. Managed Volatility Fund

Global Managed Volatility Fund

Real Estate Fund

Enhanced Income Fund

Core Fixed Income Fund

High Yield Bond Fund

Real Return Plus Fund

Class A

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond and Real Return Plus Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Large Cap Value Fund	2

Large Cap Growth Fund	5

Tax-Managed Large Cap Fund	8

Large Cap Diversified Alpha Fund	12

Small Cap Value Fund	17

Small Cap Growth Fund	20

Tax-Managed Small Cap Fund	23

Mid-Cap Fund	26

U.S. Managed Volatility Fund	29

Global Managed Volatility Fund	33

Real Estate Fund	37

Enhanced Income Fund	40

Core Fixed Income Fund	44

High Yield Bond Fund	49

Real Return Plus Fund	52

More Information About Fund Investments	57

Investment Adviser and Sub-Advisers	57

Purchasing, Selling and Exchanging Fund Shares	79

Disclosure of Portfolio Holdings Information	85

Dividends, Distributions and Taxes	85

Financial Highlights	88

How to Obtain More Information About SEI Institutional Managed Trust	Back Cover

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Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the High Yield Bond Fund, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a global asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond Fund's assets in a manner that it believes will help the Fund achieve its investment goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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LARGE CAP VALUE FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a value style, the Fund invests in U.S. common stocks of large companies

Investment Strategy

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 17.14% (06/30/03)

Worst Quarter: -19.12% (09/30/02)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 1000 Value Index.

Large Cap Value Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	21.15%	9.70%	9.99%	10.21%
Return After Taxes on Distributions**	18.66%	8.74%	8.61%	8.53%
Return After Taxes on Distributions and Sale of Fund Shares**	15.70%	8.15%	8.14%	8.18%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	22.25%	10.86%	11.00%	13.44%

* The inception date for the Fund's Class A Shares is April 20, 1987. Prior to October 3, 1994, the Fund was advised by a different investment adviser and performance for that period is not shown. Index returns shown from October 31, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with lower growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.97	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Value Fund — Class A Shares	0.86%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Class A Shares	$99	$309	$536	$1,190

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LARGE CAP GROWTH FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 29.31% (12/31/98)

Worst Quarter: -24.84% (03/31/01)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 1000 Growth Index.

Large Cap Growth Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	6.94%	1.73%	4.94%	8.65%
Return After Taxes on Distributions**	6.86%	1.70%	4.52%	8.02%
Return After Taxes on Distributions and Sale of Fund Shares**	4.51%	1.47%	4.18%	7.42%
Russell 1000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	9.07%	2.69%	5.44%	9.18%

* The inception date for the Fund's Class A Shares is December 20, 1994. Index returns shown from December 31, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with higher growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.02	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Growth Fund — Class A Shares	0.86%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund — Class A Shares	$104	$325	$563	$1,248

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TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal:  High long-term after-tax returns

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund seeks long-term capital appreciation while minimizing the current tax impact on shareholders by investing in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Generally, the Sub-Advisers attempt to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will under perform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing

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expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization stocks may underperform other segments of the equity markets or the equity markets as a whole.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 15.53% (06/30/03)

Worst Quarter: -18.15% (09/30/02)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 1000 Index.

Tax-Managed Large Cap Fund — Class A	1 Year	5 Years	Since Inception*
Return Before Taxes	13.90%	5.89%	4.31%
Return After Taxes on Distributions**	13.53%	5.67%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares**	9.02%	4.98%	3.61%
Russell 1000 Index Return (reflects no deduction for fees, expenses, or taxes)***	15.46%	6.82%	4.91%

* The inception date for the Fund's Class A Shares is March 5, 1998. Index returns shown from March 31, 1998.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.02	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Tax-Managed Large Cap Fund — Class A Shares	0.86%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Large Cap Fund — Class A Shares	$104	$325	$563	$1,248

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LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs to gain exposure to certain segments of the equity market that are not necessarily based on the broad large cap market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In

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managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) (between $1.4 billion and $447 billion as of December 31, 2006).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payments to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares for one year. The performance information is based on a full calendar year.

Best Quarter: 6.59% (12/31/06)

Worst Quarter: -2.05% (06/30/06)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 1000 Index.

Large Cap Diversified Alpha Fund — Class A	1 Year	Since Inception*
Return Before Taxes	13.43%	10.79%
Return After Taxes on Distributions**	12.81%	10.20%
Return After Taxes on Distributions and Sale of Fund Shares**	8.83%	8.87%
Russell 1000 Index Return (reflects no deduction for fees, Expenses, or taxes)***	15.46%	15.46%

* The inception date for the Fund's Class A Shares is December 14, 2005. Index returns are shown from December 31, 2005.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.76	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.16	%***

* Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which are estimated for the current fiscal year to be approximately 0.15%.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of Short Sale Expenses, interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the fund's business) at a specified level. The Short Sale Expenses will cause the Fund's total operating expenses to exceed this specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Large Cap Diversified Alpha Fund — Class A Shares Operating Expenses (Excluding Short Sale Expenses) Short Sale Expenses Total Operating Expenses	0.95% 0.15% 1.10%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$118	$368	$638	$1,409

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SMALL CAP VALUE FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a value style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $39 million and $3.0 billion as of December 31, 2006) or the S&P SmallCap 600 Index (between $66 million and $3.7 billion as of December 31, 2006). The market capitalization range and the composition of the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital among other factors.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 20.32% (06/30/03)

Worst Quarter: -19.78% (09/30/98)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 2000 Value Index.

Small Cap Value Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	20.19%	14.77%	12.90%	14.31%
Return After Taxes on Distributions**	17.93%	12.65%	10.78%	12.14%
Return After Taxes on Distributions and Sale of Fund Shares**	14.92%	12.09%	10.34%	11.64%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	23.48%	15.37%	13.27%	14.92%

* The inception date for the Fund's Class A Shares is December 20, 1994. Index returns shown from December 31, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.27	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Value Fund — Class A Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Class A Shares	$129	$403	$697	$1,534

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SMALL CAP GROWTH FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $39 million and $3.0 billion as of December 31, 2006) or the S&P SmallCap 600 Index (between $66 million and $3.7 billion as of December 31, 2006). The market capitalization range and the composition of the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation among other considerations.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 45.02% (12/31/99)

Worst Quarter: -29.59% (09/30/01)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 2000 Growth Index.

Small Cap Growth Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	11.31%	5.46%	7.21%	11.75%
Return After Taxes on Distributions**	11.31%	5.46%	5.82%	9.74%
Return After Taxes on Distributions and Sale of Fund Shares**	7.35%	4.71%	5.54%	9.37%
Russell 2000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	13.35%	6.93%	4.88%	7.51%

* The inception date for the Fund's Class A Shares is April 20, 1992. Index returns shown from April 30, 1992.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.27	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Growth Fund — Class A Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Class A Shares	$129	$403	$697	$1,534

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TAX-MANAGED SMALL CAP FUND

Fund Summary

Investment Goal:  High long-term after-tax returns

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund seeks long-term capital appreciation while minimizing the current tax impact on shareholders by buying and holding undervalued small cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Tax-Managed Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between approximately $39 million and $8.3 billion as of December 31, 2006). The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Generally, the Sub-Advisers attempt to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for six years. The performance information shown is based on full calendar years.

Best Quarter: 22.54% (06/30/03)

Worst Quarter: -17.86% (09/30/02)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell 2500 Index.

Tax-Managed Small Cap Fund — Class A	1 Year	5 Years	Since Inception*
Return Before Taxes	12.34%	10.98%	7.96%
Return After Taxes on Distributions**	10.92%	10.24%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares**	9.31%	9.43%	6.81%
Russell 2500 Index Return (reflects no deduction for fees, expenses, or taxes)***	16.71%	12.19%	9.82%

* The inception date for the Fund's Class A Shares is October 31, 2000. Index returns shown from October 31, 2000.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2500 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

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SEI / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	1.28	%**

* The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Tax-Managed Small Cap Fund — Class A Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Small Cap Fund — Class A Shares	$130	$406	$702	$1,545

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MID-CAP FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser that manages in a core style, the Fund invests in mid-cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets in equity securities of medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell Mid-Cap Index (between approximately $1.2 billion and $20.3 billion as of December 31, 2006). The Fund utilizes a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser, in managing the Fund's assets, selects stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 21.81% (12/31/98)

Worst Quarter: -22.08% (09/30/98)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell Mid-Cap Index.

Mid-Cap Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	14.62%	14.29%	11.87%	12.53%
Return After Taxes on Distributions**	13.04%	12.79%	9.67%	10.62%
Return After Taxes on Distributions and Sale of Fund Shares**	10.91%	11.90%	9.28%	10.18%
Russell Mid-Cap Index Return (reflects no deduction for fees, expenses, or taxes)***	15.26%	12.88%	12.14%	13.13%

* The inception date for the Fund's Class A Shares is February 16, 1993. Index returns shown from February 28, 1993.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Mid-Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.63%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.03	%**

* Represents less then one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor waived a portion of its fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses were as follows:

Mid-Cap Fund — Class A Shares	1.01%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund — Class A Shares	$105	$328	$569	$1,259

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:  Capital appreciation with less volatility than the broad U.S. equity markets

Share Price Volatility:  Medium

Principal Investment Strategy:  The Fund invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation but with a lower level of volatility than the broad U.S. equity markets

Investment Strategy

The U.S. Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund also may invest in futures, options on futures, and swap agreements and engage in short sales.

The Fund may use a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad U.S. equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund seeks to achieve returns similar to that of the broad U.S. equity markets but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective. In fact, the Fund may have greater volatility than that of the broad U.S. equity markets. The Fund is also subject to the risk that the equity securities in which the Fund invests may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

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The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on a full calendar year.

Best Quarter: 5.52% (12/31/06)

Worst Quarter: -0.98% (03/31/05)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the S&P 500 Index.

U.S. Managed Volatility Fund — Class A	1 Year	Since Inception*
Return Before Taxes	13.75%	13.04%
Return After Taxes on Distributions**	12.72%	12.25%
Return After Taxes on Distributions and Sale of Fund Shares**	9.22%	10.84%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)***	15.80%	13.15%

* The inception date for the Fund's Class A Shares is October 28, 2004. Index returns shown from October 31, 2004.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market capitalization-weighted index (number of shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	1.28	%**

* The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because The Adviser and/or the Fund's distributor each waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

U.S. Managed Volatility Fund — Class A Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class A Shares	$130	$406	$702	$1,545

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:  Capital appreciation with less volatility than the broad global equity markets

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to generate capital appreciation, but with a lower level of volatility than the broad global equity markets by employing investment strategies consistent with that goal

Investment Strategy

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, ETFs, depositary receipts and equity options. The Fund also may invest in futures, options on futures, swap agreements and engage in short sales.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Adviser believed would produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund seeks to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective. In fact, the Fund may have greater volatility than that of the broad global equity markets. The Fund is also subject to the risk that the

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equity securities in which the Fund invests may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve different risks than the strategies used by typical mutual funds, including short sales. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

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ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

The Fund takes passive positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Passive investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The Fund commenced operations on July 27, 2006. Because the Fund did not have a full calendar year of performance as of December 31, 2006, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.65%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.30	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are voluntarily waiving a portion of its fee in order to keep total operating expenses at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

Global Managed Volatility Fund — Class A Shares	1.10%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Managed Volatility Fund — Class A Shares	$132	$412

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REAL ESTATE FUND

Fund Summary

Investment Goal:  Total return, including current income and capital appreciation

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund seeks above average total return, including current income and capital appreciation, by investing in real estate securities

Investment Strategy

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of real estate investment trusts (REITs) and real estate operating companies (REOCs)). The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs and REOCs are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform the other segments of the equity markets or the equity markets as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for three years. The performance information shown is based on full calendar years.

Best Quarter: 17.51% (12/31/04)

Worst Quarter: -6.36% (03/31/05)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Dow Jones Wilshire Real Estate Securities Index.

Real Estate Fund — Class A	1 Year	Since Inception*
Return Before Taxes	36.17%	29.55%
Return After Taxes on Distributions**	33.64%	27.55%
Return After Taxes on Distributions and Sale of Fund Shares**	24.33%	24.79%
Dow Jones Wilshire Real Estate Securities Index Return (reflects no deduction for fees, expenses, or taxes)***	35.86%	28.28%

* The inception date for the Fund's Class A Shares is November 13, 2003. Index returns shown from November 30, 2003.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and REOCs. The index is capitalization-weighted.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.27	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor waived a portion of its fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses were as follows:

Real Estate Fund — Class A Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund — Class A Shares	$129	$403	$697	$1,534

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ENHANCED INCOME FUND

Fund Summary

Investment Goal:  Capital appreciation and income

Share Price Volatility:  Low to Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to provide an enhanced return above LIBOR (London Interbank Offered Rate)

Investment Strategy

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in

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value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as

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pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions ("lenders"). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the crediworthiness of the borrower.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks, including changes in exchange rates, and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

The Fund is also subject to the risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The Fund commenced operations on July 27, 2006. Because the Fund did not have a full calendar year of performance as of December 31, 2006, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.70%
Acquired Fund Fees and Expenses	0.01	%*
Total Annual Fund Operating Expenses	1.11	%**

* The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

** The Fund's total actual annual fund operating expenses for the current fiscal year were less than the amount shown above because the Adviser and the Fund's distributor waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were:

Enhanced Income Fund — Class A Shares	0.60%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Enhanced Income Fund — Class A Shares	$113	$353

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SEI / PROSPECTUS

CORE FIXED INCOME FUND

Fund Summary

Investment Goal:  Current income consistent with the preservation of capital

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign securities, including emerging market, corporate and Government fixed income securities, and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. The Sub-Advisers may also engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of December 31, 2006 it was 4.46 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while

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others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Derivatives are instruments that derive their value from an underlying security, currency, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of currencies and other instruments held by the Fund, and of the derivative instruments relating to those currencies and other instruments, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the underlying instruments to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to

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these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 4.63% (12/31/00)

Worst Quarter: -1.93% (6/30/04)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Lehman Brothers Aggregate Bond Index.

Core Fixed Income Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	4.55%	5.14%	6.08%	7.00%
Return After Taxes on Distributions**	2.83%	3.32%	3.83%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares**	2.92%	3.34%	3.82%	4.55%
Lehman Brothers Aggregate Bond Index Return (reflects no deduction for fees, expenses, or taxes)***	4.33%	5.06%	6.24%	7.59%

* The inception date for the Fund's Class A Shares is May 1, 1987. Index returns shown from May 31, 1987.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its market performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses	0.56%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.84	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Core Fixed Income Fund — Class A Shares	0.63%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$86	$268	$466	$1,037

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal:  Total return

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that have high yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or credit quality of any security.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 6.84% (6/30/03)

Worst Quarter: -5.47% (12/31/00)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Merrill Lynch U.S. High Yield Master II Constrained Index.

High Yield Bond Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	10.11%	9.29%	6.41%	7.94%
Return After Taxes on Distributions**	7.09%	6.22%	2.90%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares**	6.48%	6.09%	3.21%	4.50%
Merrill Lynch U.S. High Yield Master II Constrained Index Return (reflects no deduction for fees, expenses, or taxes)***†	10.76%	9.95%	6.60%	n/a

* The inception date for the Fund's Class A Shares is January 11, 1995.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its market performance would be lower. The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly. The Merrill Lynch U.S. High Yield Master II Constrained Index reflects the reinvestment of dividends. In prior years, the Fund's return had been compared to the CS First Boston High Yield Index. The Adviser believes that the Merrill Lynch U.S. High Yield Master II Constrained Index better represents the U.S. high yield market and the Fund's investment opportunities.

† The Merrill Lynch U.S. High Yield Master II Constrained Index Return for the Since Inception period is not provided since returns for the index are not available prior to 1996.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.63%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.12	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

High Yield Bond Fund — Class A Shares	0.86%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$114	$356	$617	$1,363

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REAL RETURN PLUS FUND

Fund Summary

Investment Goal:  Total return exceeding the rate of inflation

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple managers, the Fund invests in inflation-sensitive securities for inflation protection and other types of securities to enhance return

Investment Strategy

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple sub-advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the securities mentioned below. The overlay strategy may be invested in instruments across domestic and international equity, fixed income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest in other types of inflation-sensitive securities, such as real estate investment trusts (REITs). A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, exchange-traded funds that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the

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U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could

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adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

The Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Further, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Investments in commodity-linked securities may be more volatile and less liquid than direct investment in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Collateralized debt obligations (CDOs) are a type of asset-backed security. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of

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ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 31, 2006, the Fund had not commenced operations and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.45	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.15	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Real Return Plus Fund — Class A Shares	0.70%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Real Return Plus Fund — Class A Shares	$117	$365

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. In addition, for temporary defensive purposes, the Small Cap Growth, Small Cap Value, Tax-Managed Small Cap and Mid-Cap Funds may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. SIMC makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. As of December 31, 2006, SIMC had more than $77.7 billion in assets under management. For the fiscal year ended September 30, 2006, SIMC received investment advisory fees as a percentage of each Fund's net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Value Fund	0.35%	0.28%
Large Cap Growth Fund	0.40%	0.34%
Tax-Managed Large Cap Fund	0.40%	0.30%
Large Cap Diversified Alpha Fund	0.40%	0.34%
Small Cap Value Fund	0.65%	0.65%
Small Cap Growth Fund	0.65%	0.64%

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	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Tax-Managed Small Cap Fund	0.65%	0.52%
Mid-Cap Fund	0.40%	0.40%
U.S. Managed Volatility Fund	0.65%	0.54%
Global Managed Volatility Fund	0.65%	0.45%
Real Estate Fund	0.65%	0.61%
Enhanced Income Fund	0.40%	0.40%
Core Fixed Income Fund	0.28%	0.26%
High Yield Bond Fund	0.49%	0.41%

For the fiscal year ended September 30, 2006, the Class A Shares of the Real Return Plus Fund were not in operation. The Fund will pay SIMC investment advisory fees, as a percentage of the Fund's net assets, at the following annual rates:

Real Return Plus Fund	0.70%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement is available in the Funds' annual report, which covers the period October 1, 2005 through September 30, 2006.

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Sub-Advisers and Portfolio Managers

LARGE CAP VALUE FUND:

AllianceBernstein L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Value Fund. Bernstein's Structured Equity Investment Policy Group, headed by Drew Demakis, the firm's Chief Investment Officer for Structured Equities, manages the portion of the Large Cap Value Fund's assets allocated to Bernstein. Mr. Demakis was named CIO — US Structured Equities in 2003 and is responsible for the day-to-day coordination of the Large Cap Value Fund's investments. Previously, he served as the director of product development for structured equities for two years. Mr. Demakis joined Bernstein in 1998 as a Senior Portfolio Manager. Other members of the team include Joshua B. Lisser, Seth Masters and Thomas J. Fontaine. Mr. Lisser, A Senior Vice President and Chief Investment Officer-Structured Equities, joined Alliance in 1992 as a Portfolio Manager for the index strategies group and became Chief Investment Officer-Structured Equities in September of 2006. Previously, he was the Chief Investment Officer-Non-U.S. Structured Equity. Mr. Masters, Executive Vice President and Chief Investment Officer-Blend Strategies, joined Bernstein in 1991 as a research analyst and became Executive Vice President and Chief Investment Officer-Blend Strategies in 2002. Previously, he was the Chief Investment Officer-Emerging Markets Value. Mr. Fontaine, a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies, joined Alliance in 1999 and became a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies in September of 2006. Previously, he was a Senior Quantitative Analyst.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Large Cap Value Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research

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from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, a Founding Partner of LSV, Robert Vishny, also a Founding Partner of LSV, Menno Vermeulen, CFA, Partner, and Puneet Mansharamani, CFA, Partner, serve as portfolio managers to the portion of the Large Cap Value Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Large Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

LARGE CAP GROWTH FUND:

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Growth Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1993 as a principal and portfolio manager. Kenneth F. Broad, CFA, also a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a portfolio manager. Van Tran, an Assistant Vice President and Equity Analyst, had been with Transamerica since 2000 as a research analyst. Lisa L. Hansen, a Vice President and Head of Focus Growth Equity Trading, had been with Transamerica since 1997 as a principal, portfolio manager and Head Trader. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs. Gregory M. Heywood, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a research analyst. Before joining Transamerica he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Deborah Sabo, a Vice President and Equity Trader-Focus Growth Equity, was most recently the head trader at McMorgan & Company. Before joining McMorgan & Company in 2003, Ms. Sabo was the head of trading at Husic Capital Management.

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Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Large Cap Growth Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), a Delaware Limited Partnership and wholly owned subsidiary of the Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of 19 investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to GSAM. This team is led by Steven M. Barry, David G. Shell and Gregory H. Ekizian. Mr. Barry, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. Mr. Shell, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications, has been with the firm since 1997, and with its predecessor since 1987. Mr. Ekizian, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in consumer discretionary and health care industries, has been with the firm since 1997, and with its predecessor since 1990. He joined the firm when it acquired Liberty Investment Management.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Large Cap Growth Fund. William A. Vogel, CFA, CEO of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Growth Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 18 years and has 30 years of investment experience. His role is to function as a participant in the security selection process for the Large Cap Growth Fund, as well as act as the principal liaison with SEI to regard to the servicing of its relationship with Montag & Caldwell.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investments professionals manages the portion of the Large Cap Growth Fund's assets allocated to QMA. The team consists of Margaret S. Stumpp, PhD,

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Peter Xu, PhD, Mitchell B. Stern, PhD, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Growth Fund. Ms. Stumpp is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has headed the Quantitative Core Equity team since the implementation of the process in 1996 and the inception of the international equity strategy since 2002. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Growth Fund and also conducts equity market research. Previously, he taught in the business school at the University of Houston. Mr. Stern, a Vice President, is responsible for the portfolio management and investment research for the Large Cap Growth Fund. Previously, he was an Assistant Professor of Finance at Fairfield University and the University of Tennessee. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Growth Fund. Previously, he was with AT&T as a member of the technical staff at AT&T Bell Laboratories. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern and Mr. Lockwood were employed by Prudential Investment Management, Inc. (PIM) since 1987, 1997, 1997 and 1998, respectively. QMA is a subsidiary of PIM.

TAX-MANAGED LARGE CAP FUND:

AllianceBernstein L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Bernstein's Structured Equity Investment Policy Group, headed by Drew Demakis, the firm's Chief Investment Officer for Structured Equities, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Bernstein. Mr. Demakis was named CIO — US Structured Equities in 2003 and is responsible for the day-to-day coordination of the Tax-Managed Large Cap Fund's investments. Previously, he served as the director of product development for structured equities for two years. Mr. Demakis joined Bernstein in 1998 as a Senior Portfolio Manager. Other members of the team include Joshua B. Lisser, Seth Masters and Thomas J. Fontaine. Mr. Lisser, A Senior Vice President and Chief Investment Officer-Structured Equities, joined Alliance in 1992 as a Portfolio Manager for the index strategies group and became Chief Investment Officer-Structured Equities in September of 2006. Previously, he was the Chief Investment Officer-Non-U.S. Structured Equity. Mr. Masters, Executive Vice President and Chief Investment Officer-Blend Strategies, joined Bernstein in 1991 as a research analyst and became Executive Vice President and Chief Investment Officer-Blend Strategies in 2002. Previously, he was the Chief Investment Officer-Emerging Markets Value. Mr. Fontaine, a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies, joined Alliance in 1999 and became a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies in September of 2006. Previously, he was a Senior Quantitative Analyst.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

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Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Tax-Managed Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1993 as a principal and portfolio manager. Kenneth F. Broad, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a portfolio manager. Van Tran, an Assistant Vice President and Equity Analyst, had been with Transamerica since 2000 as a research analyst. Lisa L. Hansen, a Vice President and Head of Focus Growth Equity Trading, had been with Transamerica since 1997 as a principal, portfolio manager and Head Trader. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs. Gregory M. Heywood, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a research analyst. Before joining Transamerica he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Deborah Sabo, a Vice President and Equity Trader-Focus Growth Equity, was most recently the head trader at McMorgan & Company. Before joining McMorgan & Company in 2003, Ms. Sabo was the head of trading at Husic Capital Management.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

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Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), a Delaware Limited Partnership and wholly owned subsidiary of the Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of
19 investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to GSAM. This team is led by Steven M. Barry, David G. Shell and Gregory H. Ekizian. Mr. Barry, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. Mr. Shell, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications, has been with the firm since 1997, and with its predecessor since 1987. Mr. Ekizian, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in consumer discretionary and health care industries, has been with the firm since 1997, and with its predecessor since 1990. He joined the firm when it acquired Liberty Investment Management.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Josef Lakonishok, a Founding Partner of LSV; Robert Vishny, also a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers to the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. William A. Vogel, CFA, CEO of Montag & Caldwell, serves as portfolio manager of the portion of the Tax-Managed Large Cap Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 18 years and has 30 years of investment experience. His role is to function as a participant in the security selection process for the Tax-Managed Large Cap Fund, as well as act as the principal liaison with SEI with regard to the servicing of its relationship with Montag & Caldwell.

Parametric Portfolio Associates: Parametric Portfolio Associates (Parametric), located at 1151 Fairview Avenue North, Seattle, Washington 98109-4418, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Parametric, led by David Stein, Managing Director and Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Director of Portfolio Management, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively, and have held their current positions since joining the Firm.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a

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Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investments professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to QMA. The team consists of
Margaret S. Stumpp, PhD, Peter Xu, PhD, Mitchell B. Stern, PhD, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Fund. Ms. Stumpp is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has headed the Quantitative Core Equity team since the implementation of the process in 1996 and the inception of the international equity strategy since 2002. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Fund and also conducts equity market research. Previously, he taught in the business school at the University of Houston. Mr. Stern, a Vice President, is responsible for the portfolio management and investment research for the Large Cap Fund. Previously, he was an Assistant Professor of Finance at Fairfield University and the University of Tennessee. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. Previously, he was with AT&T as a member of the technical staff at AT&T Bell Laboratories. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern and Mr. Lockwood were employed by Prudential Investment Management, Inc. (PIM) since 1987, 1997, 1997 and 1998, respectively. QMA is a subsidiary of PIM.

LARGE CAP DIVERSIFIED ALPHA FUND:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a Portfolio Manager for the US equity team since 1995 and became Chief Investment Officer in 2004. Harindra de Silva, Ph.D., President and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 11 years ago. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining Analytic 7 years ago. Portfolio management responsibilities are team-managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified

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Alpha Fund's assets allocated to Delaware. The vast majority of the team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1993 as a principal and portfolio manager. Kenneth F. Broad, CFA, a Vice President, a Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. Daniel J. Prislin, CFA, also a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a portfolio manager.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process, Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process, and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investments professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to QMA. The team consists of Margaret S. Stumpp, PhD, Peter Xu, PhD, Mitchell B. Stern, PhD, Devang Gambhirwala, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund. Ms. Stumpp is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has headed the Quantitative Core Equity team since the implementation of the process in 1996 and the inception of the international equity strategy since 2002. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund and also conducts equity market research. Previously, he taught in the business school at the University of Houston. Mr. Stern, a Vice President, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Previously, he was an Assistant Professor of Finance at Fairfield University and the University of Tennessee. Mr. Gambhirwala, a Vice President, is responsible for portfolio management and investment research for the Large Cap Diversified Alpha Fund. He has been a portfolio manager for market participation portfolios, long-short portfolios, and

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guaranteed and protected products for QMA. Mr. Lockwood, the Managing Director, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Previously, he was with AT&T as a member of the technical staff at AT&T Bell Laboratories. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern, Mr. Gambhirwala and Mr. Lockwood were employed by Prudential Investment Management, Inc. (PIM) since 1987, 1997, 1997, 1986 and 1998, respectively. QMA is a subsidiary of PIM.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals led by Rob Aufdenspring, CFA, a Portfolio Manager, and Tim Cunneen, CFA, a Senior Portfolio Manager, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Aufdenspring joined Smith Breeden in 1999 and has 9 years of investment experience. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. He has served as a Senior Portfolio Manager for the past 5 years.

SMALL CAP VALUE FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at
875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Value Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. serve as portfolio managers of the portion of the Small Cap Value Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan and have co-managed Artisan's Small-Cap Value Strategy for over 5 years. They both joined Artisan in 1997. Mr. Sertl became co-manager of the portion of the Small Cap Value Fund's assets allocated to Artisan during May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's Small-Cap Value Strategy, including the Small Cap Value Fund. Mr. Sertl joined Artisan in 2000.

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock) located at
100 Belleview Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Value Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small- and mid-cap value equity products since the firm's inception in 1995. Ms. O'Conner also joined BlackRock in 2002. Prior to that time, she served as an equity analyst at Independence Investment LLC from 2000-2001.

David J. Greene and Company, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund. Benjamin H. Nahum, David J. Greene's Executive Vice President, serves as lead Portfolio Manager for the portion of the Small Cap Value Fund's assets allocated to David J. Greene. Michael C. Greene, the firm's Chief Executive Officer, serves as back-up Portfolio Manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Fund's specified guidelines and investment objectives. Messrs. Nahum and Greene have been owners/Principals of the firm for the past 15 years.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund. The Small Cap Value Fund is managed by R.Todd Vingers, CFA, a Portfolio Manager, who oversees the entire

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Value Team at Lee Munder and is responsible for researching within the small cap value universe. Mr. Vingers has over 16 years of investment experience. Prior to joining LMIL he was with American Century as a Portfolio Manager.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. Josef Lakonishok, a Founding Partner of LSV; Robert Vishny, also a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers to the portion of the Small Cap Value Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.50% of the average monthly market value of the portion of the Small Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund. The Small Cap Value is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals at PanAgora manages the portion of the Small Cap Value Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's Dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 13 years. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's Dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000 where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999 where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Weiss, Peck & Greer Investments: Weiss, Peck & Greer Investments (WPG), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to WPG. Richard Shuster, Head of the WPG small cap value team and Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Value Fund, with Mr. Shuster retaining ultimate veto power. They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Stephen Lee, Senior Vice

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President and Trader, and Shirley Szeto, Associate, Trader and Portfolio Assistant. Messrs. Shuster and Weiss joined WPG in 1999 to head the firm's small cap value team. Previously, Mr. Shuster ran his own small cap value hedge fund and Mr. Weiss was an equity analyst at Bear Sterns. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial services. Mr. Cipolaro joined the firm in 2005 and had previously spent three years as a research associate with Smith Barney and one year with Prudential Securities.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Small Cap Value Fund. James P. Hoffmann, Senior Vice President and Global Industry Analyst, serves as the portfolio manager of the portion of the Real Estate and Small Cap Value Funds' assets allocated to Wellington Management. Mr. Hoffmann joined Wellington Management in 1997, and has over 20 years of investment experience.

SMALL CAP GROWTH FUND:

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at DMC manages the portion of the Small Cap Growth Fund's assets allocated to DMC. Marshall T. Bassett, Senior Vice President and Chief Investment Officer — Emerging Growth Equity, leads the emerging growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined DMC in 1997. Steven G. Catricks, CFA, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the emerging growth equity team. Mr. Catricks joined DMC in 2001. Barry S. Gladstein, CFA, Vice President and Portfolio Manager, is responsible for providing oversight and research to the emerging growth equity team's products. Mr. Gladstein joined DMC in 1995. Christopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the emerging growth equity team. Mr. Holland joined DMC in 2001. Steven T. Lampe, CPA, Vice President and Portfolio Manager, works in the business and financial services sector of the emerging growth equity team. Mr. Lampe joined DMC in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the emerging growth equity team. Mr. Todorow joined DMC in 2003, before joining DMC, he was an executive director of Morgan Stanley Investment Management and a portfolio manager for the small/mid-cap group. Rudy D. Torrijos, III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined DMC in 2005, and before joining DMC, he worked as a technology analyst for Fiduciary Trust Co., International for 2 years and at Neuberger Berman Growth Group as an analyst and then a fund manager from 1997 to 2002. Lori P. Wachs, CFA, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the emerging growth equity group. Ms. Wachs joined DMC in 1992.

Lee Munder Investments Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund. The Small Cap Growth Fund is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who is additionally responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who is additionally responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 20 and 14 years of investment experience, respectively. Mr. Beja has been a Portfolio Manager for 6 years at LMIL. Mr. Holman was formerly a Portfolio Manager with Evergreen Investments prior to joining LML in 2004.

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Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund. The Small Cap Growth Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at
One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at Mazama manages the portion of the Small Cap Growth Fund's assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of Mazama in 1997. Mr. Brink, Mazama's Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with Mazama since 1997. Ms. Novak, an Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small- and mid-cap growth discretionary and consumer staple companies, joined Mazama as an Equity Analyst in 1999. Mr. Butler, who is responsible for researching small- and mid-cap growth financial services companies, and Mr. Clulow, who is responsible for researching small-and mid-cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and each joined Mazama in 2002. Prior to joining Mazama, Mr. Butler was employed at Pacific Crest Securities where he was a Senior Analyst specializing in financial technology stocks. Mr. Clulow was employed at UBS Warburg in New York as a Senior Analyst covering Health Care IT & Pharmaceutical Outsourcing sectors since 2000.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of seven investment professionals, led by Robert B. Gillam, manages the portion of the Small Cap Growth Fund's assets allocated to McKinley Capital. Mr. Robert B. Gillam has been the President and Chief Investment Officer since McKinley's inception in 1990, and has over 32 years of investment experience. Robert A. Gillam, CFA, Director of Global Equities, joined McKinley in 1993 and has over 11 years of investment experience. Greg Samorajski, CFA, Portfolio Manager, joined McKinley in 1997 and has over 20 years of investment experience. Frederic Parke, Portfolio Manager, joined the firm in 1997 and has over 20 years of investment experience. Sheldon Lien, CFA, Portfolio Manager, joined McKinley in 1996 and has over 9 years of investment experience. Brandon Rinner, CFA, Portfolio Manager, joined McKinley in 1998 and has over 8 years of investment experience. Paul Hanson, CFA, Portfolio Manager, joined McKinley in 2000 and has over 6 years of investment experience.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a sub-adviser to the Small Cap Growth Fund. A team of investment professionals at PanAgora manages the portion of the Small Cap Growth Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for PanAgora's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for PanAgora's Dynamic

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equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 13 years. Mr. Ghosh, Portfolio Manager, is also responsible for PanAgora's Dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000 where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999 where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Growth Fund. Jamie A. Rome, CFA, Senior Vice President, serves as the portfolio manager of the portion of the Small Cap Growth Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management in 1994, and has 19 years of investment experience. Mr. Rome became an Equity Portfolio Manager and Vice President in 2001, and a senior vice president in 2005.

TAX-MANAGED SMALL CAP FUND:

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small- and mid-cap value equity products since the firm's inception in 1995. Ms. O'Conner also joined BlackRock in 2002. Prior to that time, she served as an equity analyst at Independence Investment LLC from 2000-2001.

David J. Greene and Company, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. Benjamin H. Nahum, Executive Vice President, serves as lead portfolio manager for the portion of the Tax-Managed Small Cap Fund's assets allocated to David J. Greene. Michael C. Greene, Chief Executive Officer, serves as back-up portfolio manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Tax-Managed Small Cap Fund's specified guidelines and investment objectives. Messrs. Nahum and Greene have been owners/Principals of the firm for the past 15 years.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. A team of investment professionals at DMC manages the portion of the Tax-Managed Small Cap Fund's assets allocated to DMC. Marshall T. Bassett, Senior Vice President and Chief Investment Officer — Emerging Growth Equity, leads the emerging growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined DMC in 1997. Steven G. Catricks, CFA, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the emerging growth equity team. Mr. Catricks joined DMC in 2001. Barry S. Gladstein, CFA, Vice President and Portfolio Manager, is responsible for providing oversight and research to the emerging growth equity team's products. Mr. Gladstein joined DMC in 1995. Christopher M. Holland, Vice President and Portfolio Manager, works

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in the business services sector of the emerging growth equity team. Mr. Holland joined DMC in 2001 Steven T. Lampe, CPA, Vice President and Portfolio Manager, works in the business and financial services sector of the emerging growth equity team. Mr. Lampe joined Delaware in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the emerging growth equity team. Mr. Todorow joined DMC in 2003, and before joining, DMC he was an executive director of Morgan Stanley Investment Management and a portfolio manager for the small/mid-cap group. Rudy D. Torrijos, III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined DMC in 2005, and before joining DMC, he worked as a technology analyst for Fiduciary Trust Co., International for 2 years and at Neuberger Berman Growth Group as an analyst and then a fund manager from 1997 to 2002. Lori P. Wachs, CFA, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the emerging growth equity group. Ms. Wachs joined DMC in 1992.

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd., Los Angeles, California 90025, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small Cap Fund's assets allocated to LA Capital. The team consists of Thomas D. Stevens, Hal W. Reynolds, David R. Borger, Stuart K. Matsuda and Christine M. Kugler. Mr. Stevens, CFA, Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, CFA, Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, CFA, Principal, is the Director of Research for LA Capital. Mr. Matsuda, CFA, Principal, is the Director of Trading for LA Capital. Ms. Kugler, a Principal, is the Director of Implementation for LA Capital. Prior to 2002, all members of the team were employed by Wilshire Asset Management (Wilshire). Mr. Stevens was a Senior Managing Director and Principal at Wilshire. Mr. Reynolds and Mr. Borger were Managing Directors and Principals at Wilshire, and Mr. Matsuda was a Vice President and Principal at Wilshire.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. Josef Lakonishok, a Founding Partner of LSV; Robert Vishny, also a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Tax-Managed Small Cap Value Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.40% of the average monthly market value of the portion of the Tax-Managed Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. A team of investment professionals at Mazama manages the portion of the Tax-Managed Small Cap Fund's assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of Mazama in 1997. Mr. Brink, Mazama's Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with Mazama since 1997. Ms. Novak, an Associate Portfolio Manager and Sector

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Portfolio Manager, whose role is to research small- and mid-cap growth discretionary and consumer staple companies, joined Mazama as an Equity Analyst in 1999. Mr. Butler, who is responsible for researching small- and mid-cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and each joined Mazama in 2002. Prior to joining Mazama, Mr. Butler was employed at Pacific Crest Securities where he was a Senior Analyst specializing in financial technology stocks. Mr. Clulow was employed at UBS Warburg in New York as a Senior Analyst covering Health Care IT & Pharmaceutical Outsourcing sectors since 2000.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. A team of seven investment professionals, led by Robert B. Gillam, manages the portion of the Tax-Managed Small Cap Fund's assets allocated to McKinley Capital. Mr. Robert B. Gillam has been the President and Chief Investment Officer since McKinley's inception in 1990, and has over 32 years of investment experience. Robert A. Gillam, CFA, Director of Global Equities, joined McKinley in 1993 and has over 11 years of investment experience. Greg Samorajski, CFA, Portfolio Manager, joined McKinley in 1997 and has over 20 years of investment experience. Frederic Parke, Portfolio Manager, joined McKinley in 1997 and has over 20 years of investment experience. Sheldon Lien, CFA, Portfolio Manager, joined McKinley in 1996 and has over 9 years of investment experience. Brandon Rinner, CFA, Portfolio Manager, joined McKinley in 1998 and has over 8 years of investment experience. Paul Hanson, CFA, Portfolio Manager, joined McKinley in 2000 and has over 6 years of investment experience.

Parametric Portfolio Associates: Parametric Portfolio Associates (Parametric), located at 1151 Fairview Avenue North, Seattle, Washington 98109-4418, serves as a Sub-Adviser to the Tax-Managed Small Cap Fund. David Stein, Managing Director and Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Director of Portfolio Management, manage the portion of the Tax-Managed Small Cap Fund's assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively, and have both held the same position since joining the firm

MID-CAP FUND:

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Mid-Cap Fund. The Mid-Cap Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

REAL ESTATE FUND:

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz, Kevin W. Bedell and David E. Rosenbaum serve as portfolio managers to the portion of the Real Estate Fund's assets allocated to Security Capital. Mr. Manno has been the CEO, President and Chief Investment Officer since

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joining Security Capital in 1994. Mr. Statz has been a Managing Director and Senior Market Strategist since joining Security Capital in 1995. He is responsible for the development and implementation of portfolio investment strategy. Mr. Bedell has been a Managing Director since joining Security Capital in 2004. He directs the investment analysis team. Mr. Rosenbaum, a Managing Director, leads the investment structuring team. Mr. Rosenbaum joined the firm in 1997 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Real Estate Fund. James P. Hoffmann, Senior Vice President, Partner and Global Industry Analyst, serves as the portfolio manager for the portion of the Real Estate Fund's assets allocated to Wellington Management. Mr. Hoffmann joined Wellington Management in 1997. He became a Global Industry Analyst and a Vice President in 2001, and he has been a Senior Vice President since 2003. Mr. Hoffmann has over 20 years of investment experience.

U.S. MANAGED VOLATILITY FUND:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a Portfolio Manager for the US equity team since 1995 and became Chief Investment Officer in 2004. Harindra de Silva, PhD., President and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 11 years ago. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining Analytic 7 years ago. Portfolio management responsibilities are team-managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management Inc.: Acadian Asset Management Inc. (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian's investment and quantitative management. Mr. Frashure has been with Acadian for 18 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1984. Brian K. Wolahan,

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a Senior Vice President and Co-Director of Research, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, a Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, a Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000. Messrs. Frashure, Chisholm, Wolahan, Mui and Wang have all held their current positions at Acadian for the past 5 years.

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. The team's day-to-day portfolio management responsibilities are led by Dennis Bein, Chief Investment Officer and Portfolio Manager, and handled primarily by David Krider, a Research Analyst. Mr. Bein joined the firm in 1995 as a Portfolio Manager and he became Chief Investment Officer in 2004. Mr. Krider joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc., and served as the firm's Chief Technology Officer from 1996-2005. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Harindra de Silva, Ph.D., President and Portfolio Manager, is primarily responsible for research on the strategy (i.e., model maintenance and design) Analytic employs in managing the portion of the Global Managed Volatility Fund's assets for which it is responsible. Dr. de Silva has been a member of the U.S. equity team since joining Analytic 11 years ago.

ENHANCED INCOME FUND:

Highland Capital Management, L.P.: Highland Capital Management, L.P. (Highland Capital), located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as a Sub-Adviser to the Enhanced Income Fund. Mark Okada, Co-Founder and Chief Investment Officer, serves as the portfolio manager for the portion of the Enhanced Income Fund's assets allocated to Highland Capital. Mr. Okada has been with the firm since its inception in 1993 and has been Highland's Chief Investment Officer for the past 5 years.

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the Enhanced Income Fund. The portfolio managers who are responsible for managing the portion of the Enhanced Income Fund's assets allocated to RCM are Bob Noyen, MBA, Peter Wakefield, MA, Robert Bloom, MSc, and Dimitri Tikhonov, CFA, MBA, PhD. These individuals are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as Chief Investment Officer and became a Managing Director in 2000. Mr. Wakefield, a Managing Director and Head of Portfolio Management, also joined the firm in 1999 as Director of Product Strategy Consultancy and became a Managing Director in 2006. Mr. Bloom, a Director and Portfolio Manager, joined the firm in 2004. Before joining RCM, Mr. Bloom was a Director and Head of Risk Management of Global Foreign Exchange Trading at Citigroup since 2001. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002 as a Quantitative Research Financial Analyst. He was appointed Associate Director of Research in early 2005 and transferred to Associate Director of Portfolio Management later that same year. Mr. Tikhonov was made a Director of Portfolio Management in 2006. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge (2001-2002) and attended the Chartered Financial Analyst Program (2003-2005).

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Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Enhanced Income Fund. Timothy E. Smith, a Senior Vice President and Fixed Income Portfolio Manager, serves as the portfolio manager for the portion of the Enhanced Income Fund's assets allocated to Wellington Management. Mr. Smith joined Wellington Management in 1992. He became a Fixed Income Portfolio Manager and a Vice President in 2001, and has been a Senior Vice President since 2006. Mr. Smith has over 20 years of investment experience.

REAL RETURN PLUS FUND:

Deutsche Investment Management Americas Inc.: Deutsche Investment Management Americas Inc. (Deutsche), located at 345 Park Avenue, New York, New York 10154, serves as a Sub-Adviser to the Real Return Plus Fund. Two teams of investment professionals manage the portion of the Real Return Plus Fund's assets allocated to Deutsche. Robert Wang and Thomas Picciochi are members of the integrated Global Alpha Platform (iGAP) Team at Deutsche. Mr Wang, a Managing Director and Head of Quantitative Strategies Portfolio Management, joined Deutsche in 1995 as a fixed income portfolio manager and has held his current positions since September 1999. He is responsible for overseeing implementation and risk control for all quantitative strategies. Mr. Picciochi, a Director and Senior Portfolio Manager for Quantitative Strategies, joined Deutsche in 1999. He was a Director and Portfolio Manager for the Absolute Return Strategies group from October 2000-February 2005 and was made Director and Senior Portfolio Manager of Quantitative Strategies in March 2005. Bill Chepolis and Matthew MacDonald are members of the TIPS Team at Deutsche. Mr. Chepolis, CFA, a Managing Director and Portfolio Manager, joined Deutsche in 1998 as a Vice President. He became a Managing Director in 2002 and a Portfolio Manager for the TIPS team in 2005. Mr. MacDonald, CFA, a Director and Portfolio Manager, joined Deutsche in 2006. Prior to joining Deutsche, he had 14 years of fixed income experience at Bank of America Global Structured Products, at PPM America, Inc, where he was portfolio manager for public fixed income including MBS, ABS, CDOs and corporate bonds.

First Quadrant, L.P.: First Quadrant, L.P. (First Quadrant), located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, serves as a Sub-Adviser to the Real Return Plus Fund. A team of investment professionals manages the portion of the Real Return Plus Fund's assets allocated to First Quadrant. The team members include Max Darnell, Ken Ferguson, Dori Levanoni and Todd Miller. Mr. Darnell, Partner and Chief Investment Officer, joined First Quadrant in 1991 and managed the firm's derivatives research through the latter half of the 1990s. He was Director of Asset Allocation Research from March 1996 until July 2000, and Director of Research from July 2000 until he became Chief Investment Officer in 2003. Mr. Ferguson, PhD, Partner and Co-Director of Global Derivatives, joined First Quadrant in 1994. He was Director of Research from February 2000 until January 2005, when he became Co-Director of Global Derivatives with Mr. Levanoni. Mr. Ferguson holds primary responsibility for research and development of the firm's global derivatives products. Mr. Levanoni, Partner and Co-Head of Global Derivatives, joined First Quadrant in 1991 as a research intern. In 1998 he joined the firm's investment research team, subsequently becoming the Manager of Currency Research at the end of 1999, Director and Currency Product Strategist in 2002, Co-Director of Global Derivatives in 2005, and Partner in 2006. Mr. Miller, CFA, Partner and Head of Trading, joined First Quadrant in 1995 and is in charge of implementing the firm's multi-billion dollar derivatives, options-based hedge strategies and option overlay strategies. In addition to his current role as Head of Trading, Mr. Miller has been Director of Options and Derivative Products for First Quadrant since July 2001.

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CORE FIXED INCOME FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MWAM. The team consists of Tad Rivelle, Laird Landmann, Jamie Farnham, Gino Nucci, Stephen Kane, CFA, and David Lippman. Mr. Rivelle, a Generalist Portfolio Manager and MWAM's Chief Investment Officer, is responsible for developing the firm's long-term economic outlook that guides strategies. Mr. Landmann, a Generalist Portfolio Manager, is responsible for co-managing security selection and the trade execution process. Messrs. Farnham and Nucci, Specialist Portfolio Managers, manage and oversee the security selection and trade execution process of non-investment grade positions. Mr. Kane, a Generalist Portfolio Manager and Managing Director, is responsible for co-managing security selection and the trade execution process. Mr. Lippman, a Generalist Portfolio Manager, is the person at MWAM primarily responsible for managing the High Yield Bond Fund's portfolio positions in high grade corporate securities. Mr. Farnham has been with MWAM since November 2002. Before joining MWAM, Mr. Farnham was an investment associate at Primu Venture Partners from July 1998 through July 2000. Mr. Nucci has been with MWAM since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company and an investment banking associate at Volpe Brown Whelan & Co. from April 1999 to March 2000. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996. Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Smith Breeden, led by Tim Rowe, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to Smith Breeden. Mr. Rowe is primarily responsible for the day-to-day management of the portion of the Core Fixed Income Fund's assets allocated to Smith Breeden. Mr. Rowe has been with Smith Breeden for 18 years and has 21 years of investment experience.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals led by Senior Portfolio Manager William C. Stevens and Senior Portfolio Manager Marie A. Chandoha manages the portion of the Core Fixed Income Fund's assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management (Montgomery), which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Ms. Chandoha joined Montgomery in 1999, and began her investment career in 1983. Mr. Stevens and Ms. Chandoha share responsibility for overseeing Wells Capital's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Moody, Eichstaedt and Lindbloom are responsible for

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portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh, Moody and Eichstaedt have each served as portfolio managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to joining Western Asset, Mr. Lindbloom was a Managing Director of Salomon Brothers Asset Management, Inc.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, manage the portion of the Core Fixed Income Fund's allocated to Western. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years.

HIGH YIELD BOND FUND:

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Vice President, Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Vice President, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is lead portfolio manager for all high-yield assets and absolute return credit products. Mr. Hauser is responsible for co-managing all high yield total return assets and absolute return credit products as well as overseeing the high yield trading effort. Prior to joining JPMIM in 2004, Messrs. Cook and Hauser were employed as portfolio managers at 40/86 Advisors.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to MWAM. The team consists of Tad Rivelle, Laird Landmann, Jamie Farnham, Gino Nucci, Stephen Kane, CFA, and David Lippman. Mr. Rivelle, a Generalist Portfolio Manager and MWAM's Chief Investment Officer, is responsible for developing the firm's long-term economic outlook that guides strategies. Mr. Landmann, a Generalist Portfolio Manager, is responsible for co-managing security selection and the trade execution process. Messrs. Farnham and Nucci, Specialist Portfolio Managers, manage and oversee the security selection and trade execution process of non-investment grade positions. Mr. Kane, a Generalist Portfolio Manager and Managing Director, is responsible for co-managing security selection and the trade execution process. Mr. Lippman, a Generalist Portfolio Manager, is the person at MWAM primarily responsible for managing the High Yield Bond Fund's portfolio positions in high grade corporate securities. Mr. Farnham has been with MWAM since November 2002. Before joining MWAM, Mr. Farnham was an investment associate at Primu Venture Partners from July 1998 through July 2000. Mr. Nucci has been with MWAM since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company and an investment banking associate at Volpe Brown Whelan & Co. from April 1999 to March 2000. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996. Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

Nomura Corporate Research and Asset Management Inc.: Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 2 World Financial Center, Building B, 17th Floor, New York, New York 10281, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Levine, Stephen S. Kosten and Amy Yu manage the portion of the High Yield Bond Fund's assets allocated to NCRAM. Mr. Levine has been President, Chief Executive Officer and Chief Investment Officer of NCRAM since the firm's inception

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in 1991. Mr. Kosten, who is responsible for the day-to-day management of the selection of investments, is a Managing Director and Portfolio Manager. He joined NCRAM in 1999. Amy Yu, CFA, who is responsible for assisting the portfolio managers in the selection of investments, has been an Assistant Vice President and Assistant Portfolio Manager since 2004. She joined NCRAM in 1999 as a credit analyst.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class A Shares of the Funds.

The Funds offer Class A Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact

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your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not

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materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the new asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

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MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest at least $100,000 in any Fund with minimum subsequent investments of at least $1,000. A Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

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While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the

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sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class A Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

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TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Funds are sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You also can ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Real Return Plus Fund distributed its investment income monthly. The Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, Enhanced Income, U.S. Managed Volatility and Real Estate Funds

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distribute their investment income quarterly, while the Global Managed Volatility Fund distributed its investment income annually. The Core Fixed Income Fund and High Yield Bond Funds declare their net investment income daily and distribute it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. If you are a taxable investor the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Funds. Distributions that the Funds receive from a REIT will be treated as qualified dividend income only to the extent so designated by the REIT. The Real Return Plus, Real Estate, High Yield Bond, Core Fixed Income and the Enhanced Income Funds each expects to distribute primarily ordinary income distributions. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

With respect to the Global Managed Volatility Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in this Fund.

The Tax-Managed Large Cap and Tax-Managed Small Cap Funds use a tax management technique known as highest in, first out. Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

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If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Funds' SAI.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares of the Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, Tax-Managed Large Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, Real Estate, U.S. Managed Volatility, Global Managed Volatility, Enhanced Income, High Yield Bond and Core Fixed Income Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information for the year ended September 30, 2006 has been audited by KPMG LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. The information for the periods presented through September 30, 2005 has been audited by the Funds' previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

The Enhanced Income and Global Managed Volatility Funds did not have performance information as of September 30, 2006.

FOR THE PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Value Fund
CLASS A
2006	$22.45	$0.37	(1)	$2.41	(1)	$2.78	(1)	$(0.37)	$(1.32)	—	$(1.69)	$23.54	13.42%	$3,762,101	0.86%	0.87%	0.97%	1.67%	58%
2005	19.80	0.35	(1)	2.76	(1)	3.11		(0.34)	(0.12)	—	(0.46)	22.45	15.87	4,230,717	0.86	0.86	0.97	1.63	44
2004	16.81	0.30	(1)	2.99	(1)	3.29		(0.30)	—	—	(0.30)	19.80	19.66	4,153,475	0.85	0.85	0.97	1.59	46
2003	13.94	0.25	(1)	2.86	(1)	3.11		(0.24)	—	—	(0.24)	16.81	22.55	3,527,686	0.85	0.85	0.97	1.61	106
2002	17.39	0.21		(3.26)		(3.05)		(0.21)	(0.19)	—	(0.40)	13.94	(18.06)	2,896,977	0.85	0.85	0.97	1.23	41

SEI / PROSPECTUS

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
CLASS A
2006	$19.23	$0.04	(1)	$0.71	(1)	$0.75	$(0.03)	—	—	$(0.03)	$19.95	3.92%	$3,387,749	0.86%	0.87%	1.02%	0.18%	89%
2005	17.13	0.09	(1)	2.09	(1)	2.18	(0.08)	—	—	(0.08)	19.23	12.75	4,004,347	0.86	0.86	1.02	0.47	52
2004	15.77	(0.01	)(1)	1.37	(1)	1.36	—	—	—	—	17.13	8.62	3,846,240	0.85	0.85	1.02	(0.03)	36
2003	12.97	—	(1)	2.81	(1)	2.81	—	—	(0.01)	(0.01)	15.77	21.66	3,564,487	0.85	0.85	1.02	0.02	72
2002	16.73	(0.04	)(1)	(3.72	)(1)	(3.76)	—	—	—	—	12.97	(22.47)	2,904,802	0.85	0.85	1.02	(0.21)	62
Tax-Managed Large Cap Fund
CLASS A
2006	$11.78	$0.11	(1)	$0.90	(1)	$1.01	$(0.11)	—	—	$(0.11)	$12.68	8.58%	$2,373,507	0.86%	0.87%	1.02%	0.91%	65%
2005	10.41	0.12	(1)	1.37	(1)	1.49	(0.12)	—	—	(0.12)	11.78	14.40	2,172,885	0.86	0.86	1.02	1.08	31
2004	9.20	0.08	(1)	1.21	(1)	1.29	(0.08)	—	—	(0.08)	10.41	14.05	1,977,883	0.85	0.85	1.02	0.83	29
2003	7.50	0.08	(1)	1.70	(1)	1.78	(0.08)	—	—	(0.08)	9.20	23.84	1,757,292	0.85	0.85	1.02	0.85	99
2002	9.49	0.06		(1.98)		(1.92)	(0.07)	—	—	(0.07)	7.50	(20.44)	1,436,467	0.85	0.85	1.03	0.65	80
Large Cap Diversified Alpha Fund
CLASS A
2006 (2)	$10.00	$0.10	(1)	$0.34	(1)	$0.44	$(0.06)	—	—	$(0.06)	$10.38	4.44%	$1,082,101	1.09%‡	1.09%‡	1.16%	1.18%	72%
Small Cap Value Fund
CLASS A
2006	$21.58	$0.05	(1)	$1.97	(1)	$2.02	$(0.06)	$(2.26)	—	$(2.32)	$21.28	10.34%	$1,160,178	1.11%	1.13%	1.27%	0.31%	72%
2005	20.74	0.06	(1)	4.02	(1)	4.08	(0.05)	(3.19)	—	(3.24)	21.58	21.21	1,066,189	1.11	1.11	1.27	0.27	71
2004	17.45	0.03	(1)	4.32	(1)	4.35	(0.06)	(1.00)	—	(1.06)	20.74	25.67	942,037	1.10	1.10	1.27	0.17	89
2003	13.99	0.08	(1)	3.91	(1)	3.99	(0.09)	(0.44)	—	(0.53)	17.45	29.28	795,501	1.10	1.10	1.27	0.52	99
2002	15.66	0.08		(0.21)		(0.13)	(0.09)	(1.45)	—	(1.54)	13.99	(2.20)	691,668	1.10	1.10	1.27	0.46	48

SEI / PROSPECTUS

89

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Growth Fund
CLASS A
2006	$17.86	$(0.07	)(1)	$0.77	(1)	$0.70	—	—	—	—	$18.56	3.92%	$1,111,329	1.11%	1.13%	1.27%	(0.40)%	99%
2005	15.14	(0.10	)(1)	2.82	(1)	2.72	—	—	—	—	17.86	17.97	1,058,413	1.11	1.11	1.27	(0.60)	116
2004	14.11	(0.10	)(1)	1.13	(1)	1.03	—	—	—	—	15.14	7.30	970,759	1.10	1.10	1.27	(0.63)	124
2003	9.62	(0.08	)(1)	4.57	(1)	4.49	—	—	—	—	14.11	46.67	875,906	1.10	1.10	1.27	(0.66)	166
2002	12.35	(0.09	)(1)	(2.64	)(1)	(2.73)	—	—	—	—	9.62	(22.11)	606,999	1.10	1.10	1.27	(0.69)	156
Tax-Managed Small Cap Fund
CLASS A
2006	$13.13	$0.01	(1)	$0.68	(1)	$0.69	—	$(0.72)	—	$(0.72)	$13.10	5.50%	$314,333	1.11%	1.14%	1.27%	0.09%	73%
2005	11.63	(0.02	)(1)	2.36	(1)	2.34	—	(0.84)	—	(0.84)	13.13	20.80	269,519	1.11	1.11	1.27	(0.17)	99
2004	10.00	(0.04	)(1)	1.67	(1)	1.63	—	—	—	—	11.63	16.30	214,859	1.10	1.10	1.27	(0.31)	86
2003	7.54	(0.02	)(1)	2.48	(1)	2.46	—	—	—	—	10.00	32.63	181,773	1.10	1.10	1.27	(0.21)	142
2002	8.15	(0.01)		(0.60)		(0.61)	—	—	—	—	7.54	(7.48)	143,764	1.10	1.10	1.26	(0.21)	86
Mid-Cap Fund
CLASS A
2006	$20.29	$0.14	(1)	$1.49	(1)	$1.63	$(0.12)	$(1.40)	—	$(1.52)	$20.40	8.50%	$90,208	1.01%	1.01%	1.03%	0.67%	135%
2005	17.84	0.06	(1)	4.61	(1)	4.67	(0.06)	(2.16)	—	(2.22)	20.29	28.15	71,162	1.01	1.01	1.03	0.30	137
2004	14.96	0.09	(1)	3.19	(1)	3.28	(0.11)	(0.29)	—	(0.40)	17.84	22.23	53,642	1.00	1.00	1.02	0.53	121
2003	11.74	0.11	(1)	3.25	(1)	3.36	(0.08)	(0.06)	—	(0.14)	14.96	28.92	41,502	1.00	1.00	1.03	0.86	109
2002	12.19	0.06		(0.46	)(6)	(0.40)	(0.05)	—	—	(0.05)	11.74	(3.34)	25,499	1.00	1.00	1.02	0.39	222

SEI / PROSPECTUS

90

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Estate Fund
CLASS A
2006	$14.86	$0.23	(1)	$4.15		$4.38	$(0.36)	$(0.45)	—	$(0.81)	$18.43	30.44%	$192,674	1.11%	1.12%	1.27%	1.39%	65%
2005	11.89	0.27	(1)	3.22	(1)	3.49	(0.26)	(0.26)	—	(0.52)	14.86	29.97	96,405	1.11	1.11	1.27	1.95	58
2004 (3)	10.00	0.21	(1)	1.85	(1)	2.06	(0.17)	—	—	(0.17)	11.89	20.82	35,008	1.10	1.10	1.30	2.20	98
U.S. Managed Volatility Fund
CLASS A
2006	$11.41	$0.10	(1)	$0.75	(1)	$0.85	$(0.09)	$(0.15)	—	$(0.24)	$12.02	7.64%	$303,523	1.11%	1.11%	1.27%	0.91%	133%
2005 (4)	10.00	0.10	(1)	1.39	(1)	1.49	(0.08)	— *	—	(0.08)	11.41	14.94	160,047	1.11	1.11	1.27	1.03	102
Global Managed Volatilty Fund
CLASS A
2006 (5)	$10.00	$0.02	(1)	$0.35	(1)	$0.37	—	—	—	—	$10.37	3.70%	$94,951	1.10%	1.10%	1.30%	1.22%	13%
Enhanced Income Fund
CLASS A
2006 (5)	$10.00	$0.10	(1)	$0.01	(1)	$0.11	—	—	—	—	$10.11	1.10%	$235,981	0.60%	0.60%	1.10%	5.54%	70%
Core Fixed Income Fund
CLASS A
2006	$10.44	$0.47	(1)	$(0.11	)(1)	$0.36	$(0.48)	$(0.03)	—	$(0.51)	$10.29	3.60%	$4,293,309	0.63%	0.63%	0.84%	4.62%	478%
2005	10.65	0.40	(1)	(0.11	)(1)	0.29	(0.41)	(0.09)	—	(0.50)	10.44	2.83	4,094,011	0.61	0.61	0.84	3.83	557
2004	10.71	0.37	(1)	0.08	(1)	0.45	(0.38)	(0.13)	—	(0.51)	10.65	4.38	4,067,065	0.61 *	0.61 *	0.84	3.52	430
2003	10.67	0.40	(1)	0.28	(1)	0.68	(0.42)	(0.22)	—	(0.64)	10.71	6.63	3,823,429	0.60	0.60	0.84	3.77	470
2002	10.75	0.52		0.08		0.60	(0.52)	(0.16)	—	(0.68)	10.67	5.89	3,686,946	0.60	0.60	0.84	4.96	379

SEI / PROSPECTUS

91

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
High Yield Bond Fund
CLASS A
2006	$8.50	$0.65	(1)	$(0.12	)(1)	$0.53	$(0.65)	$—	—	$0.65	$8.38	6.51%	$1,068,711	0.86%	0.86%	1.12%	7.69%	126%
2005	8.58	0.64	(1)	(0.08	)(1)	0.56	(0.64)	—	—	(0.64)	8.50	6.71	1,599,921	0.86	0.86	1.12	7.46	132
2004	8.37	0.67	(1)	0.21	(1)	0.88	(0.67)	—	—	(0.67)	8.58	10.84	1,197,554	0.85	0.85	1.11	7.84	179
2003	7.60	0.68	(1)	0.77	(1)	1.45	(0.68)	—	—	(0.68)	8.37	19.88	976,659	0.85	0.85	1.12	8.50	129
2002	7.86	0.70		(0.26)		0.44	(0.70)	—	—	(0.70)	7.60	5.45	745,525	0.85	0.85	1.12	8.67	126

† Returns and turnover rates are for the period indicated and have not been annualized.

‡ The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 0.95%.

* The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.60%.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Commenced operations on December 14, 2005. All ratios for the period have been annualized.

(3) Commenced operations on November 13, 2003. All ratios for the period have been annualized.

(4) Commenced operations on October 28, 2004. All ratios for the period have been annualized.

(5) Commenced operations on July 27, 2006. All ratios for the period have been annualized.

(6) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "—" are zero or have been rounded to zero.

SEI / PROSPECTUS

92

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2007 includes more detailed information about the SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-101 (1/07)

SEI Institutional Managed Trust

Prospectus as of January 31, 2007

Large Cap Value Fund

Large Cap Growth Fund

Large Cap Diversified Alpha Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid-Cap Fund

U.S. Managed Volatility Fund

Global Managed Volatility Fund

Real Estate Fund

Enhanced Income Fund

Core Fixed Income Fund

High Yield Bond Fund

Real Return Plus Fund

Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, High Yield Bond and Real Return Plus Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Large Cap Value Fund	2

Large Cap Growth Fund	5

Large Cap Diversified Alpha Fund	8

Small Cap Value Fund	12

Small Cap Growth Fund	15

Mid-Cap Fund	18

U.S. Managed Volatility Fund	21

Global Managed Volatility Fund	25

Real Estate Fund	29

Enhanced Income Fund	33

Core Fixed Income Fund	37

High Yield Bond Fund	42

Real Return Plus Fund	45

More Information About Fund Investments	50

Investment Adviser and Sub-Advisers	50

Purchasing, Selling and Exchanging Fund Shares	67

Disclosure of Portfolio Holdings Information	73

Dividends, Distributions and Taxes	73

Financial Highlights	75

How to Obtain More Information About SEI Institutional Managed Trust	Back Cover

SEI / PROSPECTUS

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the High Yield Bond Fund, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a global asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes (represented by the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond Fund's assets in a manner it believes will help the Fund achieve its investment goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

1

SEI / PROSPECTUS

LARGE CAP VALUE FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a value style, the Fund invests in U.S. common stocks of large companies

Investment Strategy

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

2

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for ten years. However, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, performance for the periods prior to August 6, 2001 is calculated using the performance of the Fund's Class A Shares, adjusted for the higher expenses of the Class I Shares. The performance information shown is based on full calendar years.

Best Quarter: 17.15% (6/30/03)

Worst Quarter: -19.13% (9/30/02)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2006 to those of the Russell 1000 Value Index. However, as noted above, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class A Shares, adjusted for the higher expenses of the Class I Shares.

Large Cap Value Fund — Class I	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	20.87%	9.44%	9.84%	12.41%
Return After Taxes on Distributions**	18.48%	8.54%	8.50%	10.79%
Return After Taxes on Distributions and Sale of Fund Shares**	15.52%	7.95%	8.03%	10.23%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	22.25%	10.86%	11.00%	13.44%

* The inception date for the Fund's Class I Shares is August 6, 2001. Index returns shown from October 31, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with lower growth rates and price-to-book ratios.

3

SEI / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.22	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Value Fund — Class I Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Class I Shares	$124	$387	$670	$1,477

4

SEI / PROSPECTUS

LARGE CAP GROWTH FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for ten years. However, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, performance for the periods prior to August 6, 2001 is calculated using the performance of the Fund's Class A Shares, adjusted for the higher expenses of the Class I Shares. The performance information shown is based on full calendar years.

Best Quarter: 29.31% (12/31/98)

Worst Quarter: -24.84% (3/31/01)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2006 to those of the Russell 1000 Growth Index. However, as noted above, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class A Shares, adjusted for the higher expenses of the Class I Shares.

Large Cap Growth Fund — Class I	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	6.69%	1.48%	4.80%	8.53%
Return After Taxes on Distributions**	6.69%	1.47%	4.39%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares**	4.35%	1.27%	4.06%	7.31%
Russell 1000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	9.07%	2.69%	5.44%	9.18%

* The inception date for the Fund's Class I Shares is August 6, 2001. Index returns shown from December 31, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 1,000 largest U.S. companies with higher growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.27	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Growth Fund — Class I Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund — Class I Shares	$129	$403	$697	$1,534

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LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which sub-advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the Fund in securities outside of the large cap market.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs to gain exposure to certain segments of the equity market that are not necessarily based on the broad large cap market.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell

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currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) (between $1.4 billion and $447 billion as of December 31, 2006).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities.

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Performance Information

The Fund commenced operations on September 14, 2006. Because the Fund did not have a full calendar year of performance as of December 31, 2006, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.75	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.15	%***

* Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which are estimated for the current fiscal year to be approximately 0.15%.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are voluntarily waiving a portion of their fees in order to keep total operating expenses, exclusive of Short Sale Expenses, at a specified level. The Short Sale Expenses will cause the Fund's total operating expenses to exceed the specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Large Cap Diversified Alpha Fund — Class I Shares
Operating Expenses (Excluding Short Sale Expenses)	0.95%
Short Sale Expenses	0.15%
Total Operating Expenses	1.10%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Large Cap Diversified Alpha Fund — Class I Shares	$117	$365

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SMALL CAP VALUE FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a value style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $39 million and $3.0 billion as of December 31, 2006) or the S&P SmallCap 600 Index (between $66 million and $3.7 billion as of December 31, 2006). The market capitalization range and the composition of the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital among other factors.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization value stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for ten years. However, the Fund's Class I Shares commenced operations on February 11, 2002. Therefore, performance for the periods prior to February 11, 2002 is calculated using the performance of the Fund's Class A Shares, adjusted for the higher expenses of the Class I Shares. The performance information shown is based on full calendar years.

Best Quarter: 20.18% (6/30/03)

Worst Quarter: -19.78% (9/30/98)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2006 to those of the Russell 2000 Value Index. However, as noted above, the Fund's Class I Shares commenced operations on February 11, 2002. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class A Shares, adjusted for the higher expenses of the Class I Shares.

Small Cap Value Fund — Class I	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	19.88%	14.48%	12.76%	14.19%
Return After Taxes on Distributions**	17.69%	12.44%	10.68%	12.05%
Return After Taxes on Distributions and Sale of Fund Shares**	14.73%	11.88%	10.23%	11.55%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses, or taxes)***	23.48%	15.37%	13.27%	14.92%

* The inception date for the Fund's Class I Shares is February 11, 2002. Index returns shown from December 31, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest companies with lower growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.52	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Value Fund — Class I Shares	1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Class I Shares	$155	$480	$829	$1,813

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SMALL CAP GROWTH FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that manage in a growth style, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $39 million and $3.0 billion as of December 31, 2006) or the S&P SmallCap 600 Index (between $66 million and $3.7 billion as of December 31, 2006). The market capitalization range and the composition of the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation among other considerations.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity markets or the equity markets as a whole.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for ten years. However, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, performance for the periods prior to August 6, 2001 is calculated using the performance of the Fund's Class A Shares, adjusted for the higher expenses of the Class I Shares. The performance information shown is based on full calendar years.

Best Quarter: 45.02% (12/31/99)

Worst Quarter: -29.59% (9/30/01)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2006 to those of the Russell 2000 Growth Index. However, as noted above, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class A Shares, adjusted for the higher expenses of the Class I Shares.

Small Cap Growth Fund — Class I	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	11.05%	5.19%	7.06%	11.64%
Return After Taxes on Distributions**	11.05%	5.19%	5.68%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares**	7.18%	4.48%	5.41%	9.27%
Russell 2000 Growth Index Return (reflects no deduction for fees, expenses, or taxes)***	13.35%	6.93%	4.88%	7.51%

* The inception date for the Fund's Class I Shares is August 6, 2001. Index returns shown from April 30, 1992.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index that consists of a subset of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.87%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.52	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Growth Fund — Class I Shares	1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Class I Shares	$155	$480	$829	$1,813

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MID-CAP FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser that manages in a core style, the Fund invests in mid-cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets in equity securities of medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell Mid-Cap Index (between approximately $1.2 billion and $20.3 billion as of December 31, 2006). The Fund utilizes a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser, in managing the Fund's assets, selects stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund has not commenced operations and did not have a performance history.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Since Class I Shares will be invested in the same portfolio of securities, returns for Class I Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class I Shares have higher expenses. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 21.81% (12/31/98)

Worst Quarter: -22.08% (9/30/98)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Russell Mid-Cap Index.

Mid-Cap Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	14.62%	14.29%	11.87%	12.53%
Return After Taxes on Distributions**	13.04%	12.79%	9.67%	10.62%
Return After Taxes on Distributions and Sale of Fund Shares**	10.91%	11.90%	9.28%	10.18%
Russell Mid-Cap Index Return (reflects no deduction for fees, expenses, or taxes)***	15.26%	12.88%	12.14%	13.13%

* The inception date for the Fund's Class A Shares is February 16, 1993. Index returns shown from February 28, 1993.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Mid-Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.88	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.28	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Mid-Cap Fund — Class I Shares	1.26%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Mid-Cap Fund — Class I Shares	$130	$406

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U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:  Capital appreciation with less volatility than the broad U.S. equity markets

Share Price Volatility:  Medium

Principal Investment Strategy:  The Fund invests in common stocks and other equity securities and employs a broad range of investment strategies intended to generate capital appreciation but with a lower level of volatility than the broad U.S. equity markets

Investment Strategy

The U.S. Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund also may invest in futures, options on futures, and swap agreements and engage in short sales.

The Fund may use a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad U.S. equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund seeks to achieve returns similar to that of the broad U.S. equity markets but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective. In fact, the Fund may have greater volatility than that of the broad U.S. equity markets. The Fund is also subject to the risk that the equity securities in which the Fund invests may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

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The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund had not commenced operations and did not have a performance history.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Since Class I Shares are invested in the same portfolio of securities, return for Class I Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class I Shares have higher expenses. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 5.52% (12/31/06)

Worst Quarter: -0.98% (3/31/05)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the S&P 500 Index.

U.S. Managed Volatility Fund — Class A	1 Year	Since Inception*
Return Before Taxes	13.75%	13.04%
Return After Taxes on Distributions**	12.72%	12.25%
Return After Taxes on Distributions and Sale of Fund Shares**	9.22%	10.84%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)***	15.80%	13.15%

* The inception date for the Fund's Class A Shares is October 28, 2004. Index returns shown from October 31, 2004.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market capitalization-weighted index (number of shares outstanding multiplied by stock price) of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and Nasdaq National Market. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.87	%*
Acquired Fund Fees and Expenses	0.01	%**
Total Annual Fund Operating Expenses	1.53	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

U.S. Managed Volatility Fund — Class I Shares	1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund — Class I Shares	$156	$483	$834	$1,824

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:  Capital appreciation with less volatility than the broad global equity markets

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to generate capital appreciation, but with a lower level of volatility than the broad global equity markets by employing investment strategies consistent with that goal

Investment Strategy

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, ETFs, depositary receipts and equity options. The Fund also may invest in futures, options on futures, swap agreements and engage in short sales.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Adviser believed would produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund seeks to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective. In fact, the Fund may have greater volatility than that of the broad global equity markets. The Fund is also subject to the risk that the

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equity securities in which the Fund invests may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve different risks than the strategies used by typical mutual funds, including short sales. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

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ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

The Fund takes passive positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Passive investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund had not commenced operations and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.90	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.55	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are voluntarily waiving a portion of its fee in order to keep total operating expenses at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

Global Managed Volatility Fund — Class I Shares	1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Managed Volatility Fund — Class I Shares	$158	$490

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REAL ESTATE FUND

Fund Summary

Investment Goal:  Total return, including current income and capital appreciation

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund seeks above average total return, including current income and capital appreciation, by investing in real estate securities

Investment Strategy

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and real estate operating companies (REOCs)). The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs and REOCs are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile

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than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform the other segments of the equity markets or the equity markets as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the real estate industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund had not commenced operations and did not have a performance history.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Since Class I Shares are invested in the same portfolio of securities, return for Class I Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class I Shares have higher expenses. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on full calendar years.

Best Quarter: 17.51% (12/31/04)

Worst Quarter: -6.36% (3/31/05)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Dow Jones Wilshire Real Estate Securities Index.

Real Estate Fund — Class A	1 Year	Since Inception*
Return Before Taxes	36.17%	29.55%
Return After Taxes on Distributions**	33.64%	27.55%
Return After Taxes on Distributions and Sale of Fund Shares**	24.33%	24.79%
Dow Jones Wilshire Real Estate Securities Index Return (reflects no deduction for fees, expenses, or taxes)***	35.86%	28.28%

* The inception date for the Fund's Class A Shares is November 13, 2003. Index returns shown from November 30, 2003.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and REOCs. The index is capitalization-weighted.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.87	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.52	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Real Estate Fund — Class I Shares	1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund — Class I Shares	$155	$480	$829	$1,813

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ENHANCED INCOME FUND

Fund Summary

Investment Goal:  Capital appreciation and income

Share Price Volatility:  Low to Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to provide an enhanced return above LIBOR (London Interbank Offered Rate)

Investment Strategy

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if

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interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as

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pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions ("lenders"). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the crediworthiness of the borrower.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks, including changes in exchange rates, and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

The Fund is also subject to the risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund had not commenced operations and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.95	%*
Acquired Fund Fees and Expenses	0.01	%**
Total Annual Fund Operating Expenses	1.36	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are each voluntarily waiving a portion of its fee in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

Enhanced Income Fund — Class I Shares	0.85%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Enhanced Income Fund — Class I Shares	$138	$431

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal:  Current income and preservation of capital

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign securities, including emerging market, corporate and Government fixed income securities, and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. The Sub-Advisers may also engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of December 31, 2006 it was 4.46 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

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Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Derivatives are instruments that derive their value from an underlying security, currency, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of currencies and other instruments held by the Fund, and of the derivative instruments relating to those currencies and other instruments, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the underlying instruments to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be

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reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for ten years. However, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, performance for the periods prior to August 6, 2001 is calculated using the performance of the Fund's Class A Shares, adjusted for the higher expenses of the Class I Shares. The performance information shown is based on full calendar years.

Best Quarter: 4.63% (12/31/00)

Worst Quarter: -1.98% (6/30/04)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Lehman Brothers Aggregate Bond Index. However, as noted above, the Fund's Class I Shares commenced operations on August 6, 2001. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class A Shares, adjusted for the higher expenses of the Class I Shares.

Core Fixed Income Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	4.55%	5.14%	6.08%	7.00%
Return After Taxes on Distributions**	2.83%	3.32%	3.83%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares**	2.92%	3.34%	3.82%	4.55%
Lehman Brothers Aggregate Bond Index Return (reflects no deduction for fees, expenses, or taxes)***	4.33%	5.06%	6.24%	7.59%

* The inception date for the Fund's Class I Shares is August 6, 2001. Index returns shown from May 31, 1987.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.09	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Core Fixed Income Fund — Class I Shares	0.88%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class I Shares	$111	$347	$601	$1,329

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal:  Total return

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that have high yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and to the extent applicable, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or credit quality of any security.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund had not commenced operations and did not have a performance history.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Since Class I Shares are invested in the same portfolio of securities, return for Class I Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class I Shares have higher expenses. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 6.84% (6/30/03)

Worst Quarter: -5.47% (12/31/00)

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2006 to those of the Merrill Lynch U.S. High Yield Master II Constrained Index.

High Yield Bond Fund — Class A	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	10.11%	9.29%	6.41%	7.94%
Return After Taxes on Distributions**	7.09%	6.22%	2.90%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares**	6.48%	6.09%	3.21%	4.50%
Merrill Lynch U.S. High Yield Master II Constrained Index Return (reflects no deduction for fees, expenses, or taxes)***†	10.76%	9.95%	6.60%	N/A

* The inception date for the Fund's Class A Shares is January 11, 1995.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its market performance would be lower. The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly. The Merrill Lynch U.S. High Yield Master II Constrained Index reflects the reinvestment of dividends. In prior years, the Fund's return had been compared to the CS First Boston High Yield Index. The Adviser believes that the Merrill Lynch U.S. High Yield Master II Constrained Index better represents the U.S. high yield market and the Fund's investment opportunities.

† The Merrill Lynch U.S. High Yield Master II Constrained Index Return for the Since Inception period is not provided since returns for the index are not available prior to 1996.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.88	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.37	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

High Yield Bond Fund — Class I Shares	1.11%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class I Shares	$139	$434	$750	$1,646

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REAL RETURN PLUS FUND

Fund Summary

Investment Goal:  Total return exceeding the rate of inflation

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple managers, the Fund invests in inflation-sensitive securities for inflation protection and other types of securities to enhance return

Investment Strategy

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple sub-advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the securities mentioned below. The overlay strategy may be invested in instruments across domestic and international equity, fixed income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest in other types of inflation-sensitive securities, such as real estate investment trusts (REITs). A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, exchange-traded funds that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the

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U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could

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adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

The Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Further, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Investments in commodity-linked securities may be more volatile and less liquid than direct investment in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Collateralized debt obligations (CDOs) are a type of asset-backed security. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Exchange-traded funds (ETFs) are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of

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securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of December 31, 2006, Class I Shares of the Fund had not commenced operations and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class I Shares
Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.70	%*
Acquired Fund Fees and Expenses	0.00	%**
Total Annual Fund Operating Expenses	1.40	%***

* Other expenses are based on estimated amounts for the current fiscal year.

** Represents less than one basis point.

*** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's distributor are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Real Return Plus Fund — Class I Shares	0.95%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Real Return Plus Fund — Class I Shares	$143	$443

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. In addition, for temporary defensive purposes, the Small Cap Growth, Small Cap Value and Mid-Cap Funds may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. SIMC makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. As of December 31, 2006, SIMC had more than $77.7 billion in assets under management. For the fiscal year ended September 30, 2006, SIMC received investment advisory fees as a percentage of each Fund's net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Value Fund	0.35%	0.28%
Large Cap Growth Fund	0.40%	0.34%
Large Cap Diversified Alpha Fund	0.40%	0.34%
Small Cap Value Fund	0.65%	0.65%
Small Cap Growth Fund	0.65%	0.65%
Core Fixed Income Fund	0.28%	0.26%

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For the fiscal year ended September 30, 2006, the Class I Shares of the Mid-Cap, Real Return Plus, High Yield Bond, Real Estate, U.S. Managed Volatility, Global Managed Volatility and Enhanced Income Funds were not in operation. The Funds will pay SIMC investment advisory fees, as a percentage of each Fund's net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Mid-Cap Fund	0.40%	0.40%
Real Return Plus Fund	0.70%	0.70%
High Yield Bond Fund	0.49%	0.41%
Real Estate Fund	0.65%	0.61%
U.S. Managed Volatility Fund	0.65%	0.54%
Global Managed Volatility Fund	0.65%	0.45%
Enhanced Income Fund	0.40%	0.40%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement is available in the Funds' annual report, which covers the period October 1, 2005 through September 30, 2006.

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Sub-Advisers and Portfolio Managers

LARGE CAP VALUE FUND:

AllianceBernstein L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Value Fund. Bernstein's Structured Equity Investment Policy Group, headed by Drew Demakis, the firm's Chief Investment Officer for Structured Equities, manages the portion of the Large Cap Value Fund's assets allocated to Bernstein. Mr. Demakis was named CIO — US Structured Equities in 2003 and is responsible for the day-to-day coordination of the Large Cap Value Fund's investments. Previously, he served as the director of product development for structured equities for two years. Mr. Demakis joined Bernstein in 1998 as a Senior Portfolio Manager. Other members of the team include Joshua B. Lisser, Seth Masters and Thomas J. Fontaine. Mr. Lisser, A Senior Vice President and Chief Investment Officer-Structured Equities, joined Alliance in 1992 as a Portfolio Manager for the index strategies group and became Chief Investment Officer-Structured Equities in September of 2006. Previously, he was the Chief Investment Officer-Non-U.S. Structured Equity. Mr. Masters, Executive Vice President and Chief Investment Officer-Blend Strategies, joined Bernstein in 1991 as a research analyst and became Executive Vice President and Chief Investment Officer-Blend Strategies in 2002. Previously, he was the Chief Investment Officer-Emerging Markets Value. Mr. Fontaine, a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies, joined Alliance in 1999 and became a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies in September of 2006. Previously, he was a Senior Quantitative Analyst.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Large Cap Value Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team in November of 1991 and acted as INTECH's Director of Research from

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January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, a Founding Partner of LSV, Robert Vishny, also a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers to the portion of the Large Cap Value Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Large Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

LARGE CAP GROWTH FUND:

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Growth Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a principal and portfolio manager. Kenneth F. Broad, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a portfolio manager. Van Tran, an Assistant Vice President and Equity Analyst, had been with Transamerica since 2000 as a research analyst. Lisa L. Hansen, a Vice President and Head of Focus Growth Equity Trading, had been with Transamerica since 1997 as a principal, portfolio manager and Head Trader. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs. Gregory M. Heywood, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a research analyst. Before joining Transamerica he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Deborah Sabo, a Vice President and Equity Trader-Focus Growth Equity, was most recently the head trader at McMorgan & Company. Before joining McMorgan & Company in 2003, Ms. Sabo was the head of trading at Husic Capital Management.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the

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Large Cap Growth Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Large Cap Growth Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), a Delaware Limited Partnership and wholly owned subsidiary of the Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of 19 investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to GSAM. This team is led by Steven M. Barry, David G. Shell and Gregory H. Ekizian. Mr. Barry, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. Mr. Shell, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications, has been with the firm since 1997, and with its predecessor since 1987. Mr. Ekizian, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in consumer discretionary and health care industries, has been with the firm since 1997, and with its predecessor since 1990. He joined the firm when it acquired Liberty Investment Management.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Large Cap Growth Fund. William A. Vogel, CFA, CEO of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Growth Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 18 years and has 30 years of investment experience. His role is to function as a participant in the security selection process for the Large Cap Growth Fund, as well as act as the principal liaison to SEI with regard to the servicing of its relationship with Montag & Caldwell.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investments professionals manages the portion of the Large Cap Growth Fund's assets allocated to QMA. The team consists of Margaret S. Stumpp, PhD, Peter Xu, PhD, Mitchell B. Stern, PhD, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Growth

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Fund. Ms. Stumpp is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has headed the Quantitative Core Equity team since the implementation of the process in 1996 and the inception of the international equity strategy since 2002. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Growth Fund and also conducts equity market research. Previously, he taught in the business school at the University of Houston. Mr. Stern, a Vice President, is responsible for the portfolio management and investment research for the Large Cap Growth Fund. Previously, he was an Assistant Professor of Finance at Fairfield University and the University of Tennessee. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Growth Fund. Previously, he was with AT&T as a member of the technical staff at AT&T Bell Laboratories. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern and Mr. Lockwood were employed by Prudential Investment Management, Inc. (PIM) since 1987, 1997, 1997 and 1998, respectively. QMA is a subsidiary of PIM.

LARGE CAP DIVERSIFIED ALPHA FUND:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a Portfolio Manager for the US equity team since 1995 and became Chief Investment Officer in 2004. Harindra de Silva, Ph.D., President and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 11 years ago. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining Analytic 7 years ago. Portfolio management responsibilities are team-managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Delaware. The vast majority of the team joined Delaware from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio

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Manager and Equity Analyst, had been with Transamerica since 1993 as a principal and portfolio manager. Kenneth F. Broad, CFA, a Vice President, a Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a portfolio manager.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January1991, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process, Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process, and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investments professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to QMA. The team consists of Margaret S. Stumpp, PhD, Peter Xu, PhD, Mitchell B. Stern, PhD, Devang Gambhirwala, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund. Ms. Stumpp is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has headed the Quantitative Core Equity team since the implementation of the process in 1996 and the inception of the international equity strategy since 2002. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund and also conducts equity market research. Previously, he taught in the business school at the University of Houston. Mr. Stern, a Vice President, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Previously, he was an Assistant Professor of Finance at Fairfield University and the University of Tennessee. Mr. Gambhirwala, a Vice President, is responsible for portfolio management and investment research for the Large Cap Diversified Alpha Fund. He has been a portfolio manager for market participation portfolios, long-short portfolios, and guaranteed and protected products for QMA. Mr. Lockwood, the Managing Director, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Previously, he was with AT&T as a member of the technical staff at AT&T Bell Laboratories. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern, Mr. Gambhirwala and Mr. Lockwood were employed by Prudential

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Investment Management, Inc. (PIM) since 1987, 1997, 1997, 1986 and 1998, respectively. QMA is a subsidiary of PIM.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals led by Rob Aufdenspring, CFA, a Portfolio Manager, and Tim Cunneen, CFA, a Senior Portfolio Manager, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Aufdenspring joined Smith Breeden in 1999 and has 9 years of investment experience. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. He has served as a Senior Portfolio Manager for the past 5 years.

SMALL CAP VALUE FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Value Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. serve as portfolio managers of the portion of the Small Cap Value Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan and have co-managed Artisan's Small-Cap Value Strategy for over 5 years. They both joined Artisan in 1997. Mr. Sertl became co-manager of the portion of the Small Cap Value Fund's assets allocated to Artisan during May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's Small-Cap Value Strategy, including the Small Cap Value Fund. Mr. Sertl joined Artisan in 2000.

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock) located at 100 Belleview Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Value Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small- and mid-cap value equity products since the firm's inception in 1995. Ms. O'Conner also joined BlackRock in 2002. Prior to that time, she served as an equity analyst at Independence Investment LLC from 2000-2001.

David J. Greene and Company, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund. Benjamin H. Nahum, David J. Greene's Executive Vice President, serves as lead Portfolio Manager for the portion of the Small Cap Value Fund's assets allocated to David J. Greene. Michael C. Greene, the firm's Chief Executive Officer, serves as back-up Portfolio Manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Fund's specified guidelines and investment objectives. Messrs. Nahum and Greene have been owners/Principals of the firm for the past 15 years.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund. The Small Cap Value Fund is managed by R.Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at Lee Munder and is responsible for researching within the small cap value universe. Mr. Vingers joined LMIL in 2003 as a small cap value portfolio manager and has over 16 years of investment experience. Prior to joining LMIL he was with American Century as a Portfolio Manager.

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LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. Josef Lakonishok, a Founding Partner of LSV; Robert Vishny, also a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers to the portion of the Small Cap Value Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.50% of the average monthly market value of the portion of the Tax-Managed Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund. The Small Cap Value Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals at PanAgora manages the portion of the Small Cap Value Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's Dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 13 years. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's Dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000 where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999 where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Weiss, Peck & Greer Investments: Weiss, Peck & Greer Investments (WPG), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to WPG. Richard Shuster, Head of the WPG small cap value team and Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Value Fund, with Mr. Shuster retaining ultimate veto power. They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Stephen Lee, Senior Vice President and Trader, and Shirley Szeto, Associate, Trader and Portfolio Assistant. Messrs. Shuster and Weiss joined WPG in 1999 to head the firm's small cap value team. Previously, Mr. Shuster ran his own

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small cap value hedge fund and Mr. Weiss was an equity analyst at Bear Sterns. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial services. Mr. Cipolaro joined the firm in 2005 and had previously spent three years as a research associate with Smith Barney and one year with Prudential Securities.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Small Cap Value Fund. James P. Hoffmann, Senior Vice President and Global Industry Analyst, serves as the portfolio manager of the portion of the Small Cap Value Fund's assets allocated to Wellington Management. Mr. Hoffmann joined Wellington Management in 1997, and has over 20 years of investment experience.

SMALL CAP GROWTH FUND:

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-7098, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at DMC manages the portion of the Small Cap Growth Fund's assets allocated to DMC. Marshall T. Bassett, Senior Vice President and Chief Investment Officer — Emerging Growth Equity, leads the emerging growth team, which focuses on small-, mid- and smid-cap investment products. Mr. Bassett joined DMC in 1997. Steven G. Catricks, CFA, Vice President and Portfolio Manager, handles research and analysis in the technology sector of the emerging growth equity team. Mr. Catricks joined DMC in 2001. Barry S. Gladstein, CFA, Vice President and Portfolio Manager, is responsible for providing oversight and research to the emerging growth equity team's products. Mr. Gladstein joined DMC in 1995. Christopher M. Holland, Vice President and Portfolio Manager, works in the business services sector of the emerging growth equity team. Mr. Holland joined DMC in 2001. Steven T. Lampe, CPA, Vice President and Portfolio Manager, works in the business and financial services sector of the emerging growth equity team. Mr. Lampe joined DMC in 1995. Matthew Todorow, Vice President and Portfolio Manager, works in the healthcare sector for the emerging growth equity team. Mr. Todorow joined DMC in 2003, and before joining DMC, he was an executive director of Morgan Stanley Investment Management and a portfolio manager for the small/mid-cap group. Rudy D. Torrijos, III, Vice President and Portfolio Manager, serves as a portfolio manager with a focus on the technology sector. Mr. Torrijos joined DMC in 2005, and before joining DMC, he worked as a technology analyst for Fiduciary Trust Co., International for 2 years and at Neuberger Berman Growth Group as an analyst and then a fund manager from 1997 to 2002. Lori P. Wachs, CFA, Vice President and Portfolio Manager, works as an analyst and portfolio manager for the consumer sector in the emerging growth equity group. Ms. Wachs joined DMC in 1992.

Lee Munder Investments Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth Fund. The Small Cap Growth Fund is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who is additionally responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who is additionally responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 20 and 14 years of investment experience, respectively. Mr. Beja has been a Portfolio Manager for 6 years at LMIL. Mr. Holman was formerly a Portfolio Manager with Evergreen Investments prior to joining LML in 2004.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Growth

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Fund. The Small Cap Growth Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals at Mazama manages the portion of the Small Cap Growth Fund's assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of Mazama in 1997. Mr. Brink, Mazama's Senior Vice President, Portfolio Manager, Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with Mazama since 1997. Ms. Novak, an Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small- and mid-cap growth discretionary and consumer staple companies, joined Mazama as an Equity Analyst in 1999. Mr. Butler, who is responsible for researching small- and mid-cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, are both Sector Portfolio Managers and each joined Mazama in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities where he was a Senior Analyst specializing in financial technology stocks. Mr. Clulow was employed at UBS Warburg in New York as a Senior Analyst covering Health Care IT & Pharmaceutical Outsourcing sectors since 2000.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of seven investment professionals, led by Robert B. Gillam, manages the portion of the Small Cap Growth Fund's assets allocated to McKinley Capital. Mr. Robert B. Gillam has been the President and Chief Investment Officer since McKinley's inception in 1990, and has over 32 years of investment experience. Robert A. Gillam, CFA, Director of Global Equities, joined McKinley in 1993 and has over 11 years of investment experience. Greg Samorajski, CFA, Portfolio Manager, joined McKinley in 1997 and has over 20 years of investment experience. Frederic Parke, Portfolio Manager, joined McKinley in 1997 and has over 20 years of investment experience. Sheldon Lien, CFA, Portfolio Manager, joined McKinley in 1996 and has over 9 years of investment experience. Brandon Rinner, CFA, Portfolio Manager, joined McKinley in 1998 and has over 8 years of investment experience. Paul Hanson, CFA, Portfolio Manager, joined McKinley in 2000 and has over 6 years of investment experience.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a sub-adviser to the Small Cap Growth Fund. A team of investment professionals at PanAgora manages the portion of the Small Cap Growth Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the PanAgora's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the PanAgora's Dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio

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construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 13 years. Mr. Ghosh, Portfolio Manager, is also responsible for PanAgora's Dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000 where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999 where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Growth Fund. Jamie A. Rome, CFA, Senior Vice President, serves as the portfolio manager of the portion of the Small Cap Growth Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management in 1994, and has 19 years of investment experience. Mr. Rome became an Equity Portfolio Manager and Vice President in 2001, and a senior vice president in 2005.

MID-CAP FUND:

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Mid-Cap Fund. The Mid-Cap Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

CORE FIXED INCOME FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MWAM. The team consists of Tad Rivelle, Laird Landmann, Jamie Farnham, Gino Nucci, Stephen Kane, CFA, and David Lippman. Mr. Rivelle, a Generalist Portfolio Manager and MWAM's Chief Investment Officer, is responsible for developing the firm's long-term economic outlook that guides strategies. Mr. Landmann, a Generalist Portfolio Manager, is responsible for co-managing security selection and the trade execution process. Messrs. Farnham and Nucci, Specialist Portfolio Managers, manage and oversee the security selection and trade execution process of non-investment grade positions. Mr. Kane, a Generalist Portfolio Manager and Managing Director, is responsible for co-managing security selection and the trade execution process. Mr. Lippman, a Generalist Portfolio Manager, is the person at MWAM primarily responsible for managing the High Yield Bond Fund's portfolio positions in high grade corporate securities. Mr. Farnham has been with MWAM since November 2002. Before joining MWAM, Mr. Farnham was an investment associate at Primu Venture Partners from July 1998 through July 2000. Mr. Nucci has been with MWAM since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company and an investment banking associate at Volpe Brown Whelan & Co. from April 1999

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to March 2000. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996. Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at Smith Breeden, led by Tim Rowe, Senior Portfolio Manager, manages the portion of the Core Fixed Income Fund's assets allocated to Smith Breeden. Mr. Rowe is primarily responsible for the day-to-day management of the portion of the Core Fixed Income Fund's assets allocated to Smith Breeden. Mr. Rowe has been with Smith Breeden for 18 years and has 21 years of investment experience.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals led by Senior Portfolio Manager William C. Stevens and Senior Portfolio Manager Marie A. Chandoha manages the portion of the Core Fixed Income Fund's assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management (Montgomery), which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Ms. Chandoha joined Montgomery in 1999, and began her investment career in 1983. Mr. Stevens and Ms. Chandoha share responsibility for overseeing Wells Capital's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh, Moody and Eichstaedt have each served as portfolio managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to joining Western Asset, Mr. Lindbloom was a Managing Director of Salomon Brothers Asset Management, Inc.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. S. Kenneth Leech, Chief Investment Officer, and Stephen A. Walsh, Deputy Chief Investment Officer, manage the portion of the Core Fixed Income Fund's allocated to Western. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years.

REAL RETURN PLUS FUND:

Deutsche Investment Management Americas Inc.: Deutsche Investment Management Americas Inc. (Deutsche), located at 345 Park Avenue, New York, New York 10154, serves as a Sub-Adviser to the Real Return Plus Fund. Two teams of investment professionals manage the portion of the Real Return

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Plus Fund's assets allocated to Deutsche. Robert Wang and Thomas Picciochi are members of the integrated Global Alpha Platform (iGAP) Team at Deutsche. Mr Wang, a Managing Director and Head of Quantitative Strategies Portfolio Management, joined Deutsche in 1995 as a fixed income portfolio manager and has held his current positions since September 1999. He is responsible for overseeing implementation and risk control for all quantitative strategies. Mr. Picciochi, a Director and Senior Portfolio Manager for Quantitative Strategies, joined Deutsche in 1999. He was a Director and Portfolio Manager for the Absolute Return Strategies group from October 2000-February 2005 and was made Director and Senior Portfolio Manager of Quantitative Strategies in March 2005. Bill Chepolis and Matthew MacDonald are members of the TIPS Team at Deutsche. Mr. Chepolis, CFA, a Managing Director and Portfolio Manager, joined Deutsche in 1998 as a Vice President. He became a Managing Director in 2002 and a Portfolio Manager for the TIPS team in 2005. Mr. MacDonald, CFA, a Director and Portfolio Manager, joined Deutsche in 2006. Prior to joining Deutsche, he had 14 years of fixed income experience at Bank of America Global Structured Products, at PPM America, Inc, where he was portfolio manager for public fixed income including MBS, ABS, CDOs and corporate bonds.

First Quadrant, L.P.: First Quadrant, L.P. (First Quadrant), located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, serves as a Sub-Adviser to the Real Return Plus Fund. A team of investment professionals manages the portion of the Real Return Plus Fund's assets allocated to First Quadrant. The team members include Max Darnell, Ken Ferguson, Dori Levanoni and Todd Miller. Mr. Darnell, Partner and Chief Investment Officer, joined First Quadrant in 1991 and managed the firm's derivatives research through the latter half of the 1990s. He was Director of Asset Allocation Research from March 1996 until July 2000, and Director of Research from July 2000 until he became Chief Investment Officer in 2003. Mr. Ferguson, PhD, Partner and Co-Director of Global Derivatives, joined First Quadrant in 1994. He was Director of Research from February 2000 until January 2005, when he became Co-Director of Global Derivatives with Mr. Levanoni. Mr. Ferguson holds primary responsibility for research and development of the firm's global derivatives products. Mr. Levanoni, Partner and Co-Head of Global Derivatives, joined First Quadrant in 1991 as a research intern. In 1998 he joined the firm's investment research team, subsequently becoming the Manager of Currency Research at the end of 1999, Director and Currency Product Strategist in 2002, Co-Director of Global Derivatives in 2005, and Partner in 2006. Mr. Miller, CFA, Partner and Head of Trading, joined First Quadrant in 1995 and is in charge of implementing the firm's multi-billion dollar derivatives, options-based hedge strategies and option overlay strategies. In addition to his current role as Head of Trading, Mr. Miller has been Director of Options and Derivative Products for First Quadrant since July 2001.

HIGH YIELD BOND FUND:

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Vice President, Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Vice President, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is lead portfolio manager for all high-yield assets and absolute return credit products. Mr. Hauser is responsible for co-managing all high yield total return assets and absolute return credit products as well as overseeing the high yield trading effort. Prior to joining JPMIM in 2004, Messrs. Cook and Hauser were employed as portfolio managers at 40/86 Advisors.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield

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Bond Fund's assets allocated to MWAM. The team consists of Tad Rivelle, Laird Landmann, Jamie Farnham, Gino Nucci, Stephen Kane, CFA, and David Lippman. Mr. Rivelle, a Generalist Portfolio Manager and MWAM's Chief Investment Officer, is responsible for developing the firm's long-term economic outlook that guides strategies. Mr. Landmann, a Generalist Portfolio Manager, is responsible for co-managing security selection and the trade execution process. Messrs. Farnham and Nucci, Specialist Portfolio Managers, manage and oversee the security selection and trade execution process of non-investment grade positions. Mr. Kane, a Generalist Portfolio Manager and Managing Director, is responsible for co-managing security selection and the trade execution process. Mr. Lippman, a Generalist Portfolio Manager, is the person at MWAM primarily responsible for managing the High Yield Bond Fund's portfolio positions in high grade corporate securities. Mr. Farnham has been with MWAM since November 2002. Before joining MWAM, Mr. Farnham was an investment associate at Primu Venture Partners from July 1998 through July 2000. Mr. Nucci has been with MWAM since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company and an investment banking associate at Volpe Brown Whelan & Co. from April 1999 to March 2000. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996. Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

Nomura Corporate Research and Asset Management Inc.: Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 2 World Financial Center, Building B, 17th Floor, New York, New York 10281, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Levine, Stephen S. Kosten and Amy Yu manage the portion of the High Yield Bond Fund's assets allocated to NCRAM. Mr. Levine has been President, Chief Executive Officer and Chief Investment Officer of NCRAM since the firm's inception in 1991. Mr. Kosten, who is responsible for the day-to-day management of the selection of investments, is a Managing Director and Portfolio Manager. He joined NCRAM in 1999. Amy Yu, CFA, who is responsible for assisting the portfolio managers in the selection of investments, has been an Assistant Vice President and Assistant Portfolio Manager since 2004. She joined NCRAM in 1999 as a credit analyst.

REAL ESTATE FUND:

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz, Kevin W. Bedell and David E. Rosenbaum serve as portfolio managers to the portion of the Real Estate Fund's assets allocated to Security Capital. Mr. Manno has been the CEO, President and Chief Investment Officer since joining Security Capital in 1994. Mr. Statz has been a Managing Director and Senior Market Strategist since joining Security Capital in 1995. He is responsible for the development and implementation of portfolio investment strategy. Mr. Bedell has been a Managing Director since joining Security Capital in 2004. He directs the investment analysis team. Mr. Rosenbaum, a Managing Director, leads the investment structuring team. Mr. Rosenbaum joined the firm in 1997 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Real Estate Fund. James P. Hoffmann, Senior Vice President, Partner and Global Industry Analyst, serves as the portfolio manager for the portion of the Real Estate Fund's assets allocated to Wellington Management. Mr. Hoffmann joined Wellington Management in 1997. He became a Global Industry Analyst and a Vice President in 2001, and he has been a Senior Vice President since 2003. Mr. Hoffmann has over 20 years of investment experience.

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U.S. MANAGED VOLATILITY FUND:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a Portfolio Manager for the US equity team since 1995 and became Chief Investment Officer in 2004. Harindra de Silva, Ph.D., President and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 11 years ago. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Steve Sapra, Portfolio Manager, has been a member of the US equity team since joining Analytic 7 years ago. Portfolio management responsibilities are team-managed with day-to-day portfolio management responsibilities handled primarily by Mr. Bein and Mr. Sapra. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran works in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, PhD., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management Inc.: Acadian Asset Management Inc. (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian's investment and quantitative management. Mr. Frashure has been with Acadian for 18 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1984. Brian K. Wolahan, a Senior Vice President and Co-Director of Research, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, a Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, a Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000. Messrs. Frashure, Chisholm, Wolahan, Mui and Wang have all held their current positions at Acadian for the past 5 years.

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. The team's day-to-day portfolio management

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responsibilities are led by Dennis Bein, Chief Investment Officer and Portfolio Manager, and handled primarily by David Krider, a Research Analyst. Mr. Bein joined the firm in 1995 as a Portfolio Manager and he became Chief Investment Officer in 2004. Mr. Krider joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc., and served as the firm's Chief Technology Officer from 1996-2005. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Harindra de Silva, Ph.D., President and Portfolio Manager, is primarily responsible for research on the strategy (i.e., model maintenance and design) Analytic employs in managing the portion of the Global Managed Volatility Fund's assets for which it is responsible. Dr. de Silva has been a member of the U.S. equity team since joining Analytic 11 years ago.

ENHANCED INCOME FUND:

Highland Capital Management, L.P.: Highland Capital Management, L.P. (Highland Capital), located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as a Sub-Adviser to the Enhanced Income Fund. Mark Okada, Co-Founder and Chief Investment Officer, serves as the portfolio manager for the portion of the Enhanced Income Fund's assets allocated to Highland Capital. Mr. Okada has been with the firm since its inception in 1993 and has been Highland's Chief Investment Officer for the past 5 years.

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the Enhanced Income Fund. The portfolio managers who are responsible for managing the portion of the Enhanced Income Fund's assets allocated to RCM are Bob Noyen, MBA, Peter Wakefield, MA, Robert Bloom, MSc, and Dimitri Tikhonov, CFA, MBA, PhD. These individuals are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as Chief Investment Officer and became a Managing Director in 2000. Mr. Wakefield, a Managing Director and Head of Portfolio Management, also joined the firm in 1999 as Director of Product Strategy Consultancy and became a Managing Director in 2006. Mr. Bloom, a Director and Portfolio Manager, joined the firm in 2004. Before joining RCM, Mr. Bloom was a Director and Head of Risk Management of Global Foreign Exchange Trading at Citigroup since 2001. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002 as a Quantitative Research Financial Analyst. He was appointed Associate Director of Research in early 2005 and transferred to Associate Director of Portfolio Management later that same year. Mr. Tikhonov was made a Director of Portfolio Management in 2006. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge (2001-2002) and attended the Chartered Financial Analyst Program (2003-2005).

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Enhanced Income Fund. Timothy E. Smith, a Senior Vice President and Fixed Income Portfolio Manager, serves as the portfolio manager for the portion of the Enhanced Income Fund's assets allocated to Wellington Management. Mr. Smith joined Wellington Management in 1992. He became a Fixed Income Portfolio Manager and a Vice President in 2001, and has been a Senior Vice President since 2006. Mr. Smith has over 20 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and ownership, if any, of securities in the Funds.

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PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class I Shares of the Funds.

The Funds offer Class I Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class I Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the

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Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the new asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

MINIMUM PURCHASES

To purchase Class I Shares for the first time, you must invest at least $100,000 in any Fund with minimum subsequent investments of at least $1,000. A Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various

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ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory

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restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class I Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If

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you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class I Shares of any Fund for Class I Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Funds are sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are

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also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You also can ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

For Class I Shares, shareholder and administrative servicing fees, as a percentage of average daily net assets, may each be up to 0.25%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Real Return Plus and High Yield Bond Funds distribute their investment income monthly. The Enhanced Income, Real Estate, U.S. Managed Volatility, Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, Small Cap Value, Mid-Cap and Small Cap Growth Funds distribute their investment income quarterly, while the Global Managed Volatility Fund distributes its investment income annually. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

The Core Fixed Income Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

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At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. If you are a taxable investor the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an REIT will be treated as qualified dividend income only to the extent so designated by the REIT. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is expected that distributions from the Real Return Plus, Real Estate, High Yield Bond, Enhanced Income and Core Fixed Income Funds will primarily consist of ordinary income and that distributions from the Funds will not be eligible for the lower tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

With respect to the Global Managed Volatility Fund, some foreign governments levy withholding taxes against dividend and other types of income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Global Managed Volatility Fund.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Funds' SAI.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information for the year ended September 30, 2006 has been audited by KPMG LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. The information for the periods presented through September 30, 2005 has been audited by the Funds' previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

The Class I Shares of the Mid-Cap, Real Return Plus, High Yield Bond, Real Estate, U.S. Managed Volatility, Global Managed Volatility and Enhanced Income Funds did not have performance information as of September 30, 2006.

FOR THE PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Value Fund
CLASS I
2006	$22.43	$0.31	(1)	$2.42	(1)	$2.73	$(0.32)	$(1.32)	$(1.64)	$23.52	13.16%	$31,308	1.11%	1.12%	1.22%	1.40%	58%
2005	19.78	0.29	(1)	2.77	(1)	3.06	(0.29)	(0.12)	(0.41)	22.43	15.61	24,735	1.11	1.11	1.22	1.37	44
2004	16.80	0.25	(1)	2.98	(1)	3.23	(0.25)	—	(0.25)	19.78	19.33	20,180	1.10	1.10	1.22	1.33	46
2003	13.94	0.21	(1)	2.86	(1)	3.07	(0.21)	—	(0.21)	16.80	22.17	9,086	1.10	1.10	1.22	1.36	106
2002	17.39	0.19		(3.28)		(3.09)	(0.17)	(0.19)	(0.36)	13.94	(18.24)	6,175	1.10	1.10	1.22	1.01	41
Large Cap Growth Fund
CLASS I
2006	$19.04	$(0.01	)(1)	$0.72	(1)	$0.71	$—	$—	$—	$19.75	3.73%	$27,780	1.11%	1.12%	1.27%	(0.07)%	89%
2005	17.00	0.04	(1)	2.07	(1)	2.11	(0.07)	—	(0.07)	19.04	12.42	29,689	1.11	1.11	1.27	0.22	52
2004	15.68	(0.05	)(1)	1.37	(1)	1.32	—	—	—	17.00	8.42	28,431	1.10	1.10	1.27	(0.28)	36
2003	12.92	(0.03	)(1)	2.79	(1)	2.76	— *	—	— *	15.68	21.37	12,323	1.10	1.10	1.27	(0.24)	72
2002	16.72	(0.07	)(1)	(3.73	)(1)	(3.80)	—	—	—	12.92	(22.73)	7,934	1.10	1.10	1.27	(0.41)	62
Large Cap Diversified Alpha Fund
CLASS I
2006 (2)	$10.28	$0.01	(1)	$0.09	(1)	$0.10	$—	$—	$—	$10.38	0.97%	$21	1.08%‡	1.08%‡	1.15%	1.12%	72%

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
CLASS I
2006	$21.52	$—	(1)	$1.98	(1)	$1.98	$(0.03)	$(2.26)	$(2.29)	$21.21	10.11%	$14,293	1.36%	1.38%	1.52%	0.06%	72%
2005	20.71	(0.01	)(1)	4.03	(1)	4.02	(0.02)	(3.19)	(3.21)	21.52	20.88	12,713	1.36	1.36	1.52	(0.03)	71
2004	17.44	(0.02	)(1)	4.31	(1)	4.29	(0.02)	(1.00)	(1.02)	20.71	25.29	7,400	1.35	1.35	1.52	(0.09)	89
2003	13.99	0.04	(1)	3.90	(1)	3.94	(0.05)	(0.44)	(0.49)	17.44	28.91	2,572	1.35	1.35	1.52	0.23	99
2002 (3)	16.47	0.02		(2.49)		(2.47)	(0.01)	—	(0.01)	13.99	(14.99)	727	1.35	1.35	1.52	0.21	48
Small Cap Growth Fund
CLASS I
2006	$17.67	$(0.12	)(1)	$0.77	(1)	$0.65	$—	$—	$—	$18.32	3.68%	$11,910	1.36%	1.38%	1.52%	(0.65)%	99%
2005	15.02	(0.14	)(1)	2.79	(1)	2.65	—	—	—	17.67	17.64	11,077	1.36	1.36	1.52	(0.85)	116
2004	14.03	(0.14	)(1)	1.13	(1)	0.99	—	—	—	15.02	7.06	8,530	1.35	1.35	1.52	(0.90)	124
2003	9.59	(0.11	)(1)	4.55	(1)	4.44	—	—	—	14.03	46.30	5,339	1.35	1.35	1.52	(0.91)	166
2002	12.35	(0.08	)(1)	(2.68	)(1)	(2.76)	—	—	—	9.59	(22.35)	1,879	1.35	1.35	1.53	(0.71)	156
Core Fixed Income Fund
CLASS I
2006	$10.43	$0.45	(1)	$(0.11	)(1)	$0.34	$(0.45)	$(0.03)	$(0.48)	$10.29	3.44%	$14,035	0.88%	0.88%	1.09%	4.37%	478%
2005	10.65	0.38	(1)	(0.12	)(1)	0.26	(0.39)	(0.09)	(0.48)	10.43	2.48	12,979	0.86	0.86	1.09	3.60	557
2004	10.71	0.34	(1)	0.09	(1)	0.43	(0.36)	(0.13)	(0.49)	10.65	4.12	10,420	0.86 **	0.86 **	1.09	3.25	430
2003	10.67	0.37	(1)	0.28	(1)	0.65	(0.39)	(0.22)	(0.61)	10.71	6.37	5,931	0.85	0.85	1.09	3.46	470
2002	10.76	0.49		0.07		0.56	(0.49)	(0.16)	(0.65)	10.67	5.53	4,268	0.85	0.85	1.09	4.52	379

† Returns and turnover rates are for the period indicated and have not been annualized.

‡ The expense ratios include dividend expense and interest expense on securities sold short. Had these expenses been excluded the ratios would have been 0.75%

* Amount represents less than $0.01.

** The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.85%.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Commenced operations on September 14, 2006. All ratios for the period have been annualized.

(3) Commenced operations on February 11, 2002. All ratios for the period have been annualized.

Amounts designated as "—" are $0 or have been rounded to $0.

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Notes:

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2007 includes more detailed information about the SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Funds at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-105 (1/07)

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

The SEI Institutional Managed Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class Y Shares of the Tax-Managed Large Cap Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

Principal Investment Strategies and Risks, Performance Information and Expenses	2

More Information About Fund Investments	6

Investment Adviser and Sub-Advisers	6

Purchasing, Selling and Exchanging Fund Shares	10

Disclosure of Portfolio Holdings Information	15

Dividends, Distributions and Taxes	16

Financial Highlights	17

How to Obtain More Information About SEI Institutional Managed Trust	Back Cover

SEI / PROSPECTUS

Asset Allocation

The Tax-Managed Large Cap Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Fund, SEI Investments Management Corporation (SIMC) constructs and maintains asset allocation strategies for certain clients, and the Fund is designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds that are part of the allocation strategies varies, as does the investment risk/return potential represented by the Fund and the other funds. Because of the historical lack of correlation among various asset classes, an investment in the Fund along with other funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Fund, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes (represented by the Fund) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of the Fund in distinct segments of the market or class represented by the Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for the Fund to ensure that they do not deviate from their stated investment philosophy or process.

Risk/Return Information

The Tax-Managed Large Cap Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way they believe will help the Fund achieve its goal. SIMC acts as "manager of managers" for the Fund, and attempts to ensure that the Sub-Advisers comply with the Fund's investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Board of Trustees. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers make judgements about the securities markets, the economy, and companies, but these judgements may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal:  High long-term after-tax returns

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund seeks long-term capital appreciation while minimizing the current tax impact on shareholders by investing in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Generally, the Sub-Advisers attempt to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in

2

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addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization stocks may underperform other segments of the equity markets or the equity markets as a whole.

The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y Shares from year to year for eight years. However, the Fund's Class Y Shares commenced operations on April 8, 2002. Therefore, performance for the periods prior to April 8, 2002 is calculated using the performance of the Fund's Class A Shares, adjusted for the higher expenses of the Class Y Shares. The performance information shown is based on full calendar years.

Best Quarter: 15.74% (6/30/03)

Worst Quarter: -18.09% (9/30/02)

This table compares the Fund's average annual total returns for Class Y Shares for the periods ended December 31, 2006 to those of the Frank Russell 1000 Index. However, as noted above, the Fund's Class Y Shares commenced operations on April 8, 2002. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class A Shares, adjusted for the higher expenses of the Class Y Shares.

Tax-Managed Large Cap Fund — Class Y	1 Year	5 Year	Since Inception*
Return Before Taxes	14.28%	6.19%	4.48%
Return After Taxes on Distributions**	13.90%	5.95%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares**	9.27%	5.23%	3.74%
Frank Russell 1000 Index Return (reflects no deduction for fees, expenses, or taxes)***	15.46%	6.82%	4.91%

* The inception date of the Fund's Class Y Shares is April 8, 2002. Index returns shown from March 31, 1998.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class Y Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.72	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's distributor each waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser, and/or the Fund's distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Tax-Managed Large Cap Fund — Class Y Shares	0.56%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Large Cap Fund — Class Y Shares	$74	$230	$401	$894

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund. SIMC makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. As of December 31, 2006, SIMC had more than $77.7 billion in assets under management. For the fiscal year ended September 30, 2006, SIMC received investment advisory fees, after fee waivers, as a percentage of the Fund's net assets, at the following rate:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Tax-Managed Large Cap Fund	0.40%	0.31%

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is available in the Fund's annual report, which covers the period October 1, 2005 through September 30, 2006.

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Sub-Advisers and Portfolio Managers

TAX-MANAGED LARGE CAP FUND:

AllianceBernstein L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Bernstein's Structured Equity Investment Policy Group, headed by Drew Demakis, the firm's Chief Investment Officer for Structured Equities, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Bernstein. Mr. Demakis was named CIO — US Structured Equities in 2003 and is responsible for the day-to-day coordination of the Tax-Managed Large Cap Fund's investments. Previously, he served as the director of product development for structured equities for two years. Mr. Demakis joined Bernstein in 1998 as a Senior Portfolio Manager. Other members of the team include Joshua B. Lisser, Seth Masters and Thomas J. Fontaine. Mr. Lisser, A Senior Vice President and Chief Investment Officer-Structured Equities, joined Alliance in 1992 as a Portfolio Manager for the index strategies group and became Chief Investment Officer-Structured Equities in September of 2006. Previously, he was the Chief Investment Officer-Non-U.S. Structured Equity. Mr. Masters, Executive Vice President and Chief Investment Officer-Blend Strategies, joined Bernstein in 1991 as a research analyst and became Executive Vice President and Chief Investment Officer-Blend Strategies in 2002. Previously, he was the Chief Investment Officer-Emerging Markets Value. Mr. Fontaine, a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies, joined Alliance in 1999 and became a Senior Vice President, Senior Portfolio Manager and Director or Research-Blend Strategies in September of 2006. Previously, he was a Senior Quantitative Analyst.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, Managing Principal and Portfolio Manager, has been with AJO for 22 years. Mr. Aronson is involved with firm administration and marketing. Kevin M. Johnson, Ph.D., Principal and Portfolio Manager, has been with the firm for 13 years. Mr. Johnson directs AJO's research and development efforts. Gina Marie N. Moore, CFA, CPA, has been a Portfolio Manager and Research Analyst with AJO for 8 years. Ms. Moore also focuses on marketing for AJO. Martha E. Ortiz, CFA, CIC, has been Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Tax-Managed Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1993 as a principal and portfolio manager. Kenneth F. Broad, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. He is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, a Vice President, Portfolio Manager and Equity

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Analyst, had been with Transamerica since 2000 as a portfolio manager. Van Tran, an Assistant Vice President and Equity Analyst, had been with Transamerica since 2000 as a research analyst. Lisa L. Hansen, a Vice President and Head of Focus Growth Equity Trading, had been with Transamerica since 1997 as a principal, portfolio manager and Head Trader. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs. Gregory M. Heywood, CFA, a Vice President, Portfolio Manager and Equity Analyst, had been with Transamerica since 2004 as a research analyst. Before joining Transamerica he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Deborah Sabo, a Vice President and Equity Trader-Focus Growth Equity, was most recently the head trader at McMorgan & Company. Before joining McMorgan & Company in 2003, Ms. Sabo was the head of trading at Husic Capital Management.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, INTECH's Chief Operating Officer, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley joined the portfolio management team at INTECH in January of 1988 from Prudential and acted as INTECH's Chief Compliance Officer from January 1996 until February 2002, when he became Chief Operating Officer. Dr. Maguire joined the portfolio management team at INTECH in November of 1991 and acted as INTECH's Director of Research from January 1995 until July 2002, when she became Senior Investment Officer. Mr. Runnels joined the portfolio management team at INTECH in June of 1998 from QED Information Systems and acted as INTECH's Director of Trading and Operations from January 1999 until March 2003, when he became Vice President of Portfolio Management.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), a Delaware Limited Partnership and wholly owned subsidiary of the Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of 19 investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to GSAM. This team is led by Steven M. Barry, David G. Shell and Gregory H. Ekizian. Mr. Barry, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. Mr. Shell, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications, has been with the firm since 1997, and with its predecessor since 1987. Mr. Ekizian, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in consumer discretionary and health care industries, has been with the firm since 1997, and with its predecessor since 1990. He joined the firm when it acquired Liberty Investment Management.

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LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Josef Lakonishok, a Founding Partner of LSV; Robert Vishny, also a Founding Partner of LSV; Menno Vermeulen, CFA, a Partner; and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers to the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.13% of the average monthly market value of the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst of LSV since 2000.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. William A. Vogel, CFA, CEO of Montag & Caldwell, serves as portfolio manager of the portion of the Tax-Managed Large Cap Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 18 years and has 30 years of investment experience. His role is to function as a participant in the security selection process for the Tax-Managed Large Cap Fund, as well as act as the principal liaison with SEI with regard to the servicing of its relationship with Montag & Caldwell.

Parametric Portfolio Associates: Parametric Portfolio Associates (Parametric), located at 1151 Fairview Avenue North, Seattle, Washington 98109-4418, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Parametric, led by David Stein, Managing Director and Chief Investment Officer, and Thomas Seto, Lead Portfolio Manager and Director of Portfolio Management, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996 and 1998, respectively, and have held their current positions since joining the Firm.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investments professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to QMA. The team consists of Margaret S. Stumpp, PhD, Peter Xu, PhD, Mitchell B. Stern, PhD, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Fund. Ms. Stumpp is also involved with quantitative research in asset allocation, security selection and portfolio construction. Ms. Stumpp has headed the Quantitative Core Equity team since the implementation of the process in 1996 and the inception of the international equity strategy since 2002. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Fund and also conducts equity market research. Previously, he taught in the business school at the University of Houston. Mr. Stern, a Vice President, is responsible for the portfolio management and investment research for the Large Cap Fund. Previously, he was an Assistant Professor of Finance at Fairfield University and the University of Tennessee. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. Previously, he was with AT&T as a member of the technical staff at AT&T Bell Laboratories. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern and Mr. Lockwood were employed by Prudential Investment Management, Inc. (PIM) since 1987, 1997, 1997 and 1998, respectively. QMA is a subsidiary of PIM.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Fund.

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PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called redeem) and exchange Class Y Shares of the Fund.

The Fund offers Class Y Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class Y Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in the Fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell or exchange Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special condition.

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PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or one of the Fund's Sub-Advisers, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or one of the Fund's Sub-Advisers, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund's administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or the Fund's Sub-Adviser, as applicable, or if the Fund's administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Fund Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees. The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Fund's Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in the Fund, or any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security

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may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

MINIMUM PURCHASES

To purchase Class Y Shares for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Fund to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund's policy are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading

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may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program

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designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class Y Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge you a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class Y Shares of the Fund for Class Y Shares of any other SEI fund on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and

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buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

The Fund is sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

For Class Y Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.15%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund is available on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

15

SEI / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

At least annually the Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. If you are a taxable investor the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Fund uses a tax management technique known as highest in, first out. Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Fund's SAI.

16

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class Y Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

The information for the year ended September 30, 2006 has been audited by KPMG LLP, an independent registered public accounting firm. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Fund's SAI. The information for the periods presented through September 30, 2005 has been audited by the Fund' previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Large Cap Fund
CLASS Y
2006		$11.86	$0.15	(1)	$0.89	(1)	$1.04	$(0.11)	$—	$(0.11)	$12.79	8.83%	$4,558	0.56%	0.57%	0.72%	1.21%	65%
2005		10.45	0.16	(1)	1.38	(1)	1.54	(0.13)	—	(0.13)	11.86	14.78	5,067	0.56	0.56	0.72	1.39	31
2004		9.21	0.12	(1)	1.20	(1)	1.32	(0.08)	—	(0.08)	10.45	14.41	4,909	0.55	0.55	0.72	1.13	29
2003		7.50	0.10	(1)	1.71	(1)	1.81	(0.10)	—	(0.10)	9.21	24.26	3,834	0.55	0.55	0.72	1.17	99
2002	(2)	10.45	0.05		(2.98)		(2.93)	(0.02)	—	(0.02)	7.50	(28.05)	2,631	0.55	0.55	0.72	1.03	80

† Returns and turnover rates are for the period indicated and have not been annualized.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(2) Class Y Shares commenced operations on April 8, 2002. All ratios for the period have been annualized.

Amounts designated as "—" are zero or have been rounded to zero.

17

Notes:

Notes:

Notes:

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated January 31, 2007 includes more detailed information about the SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Fund at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

SEI-F-106 (1/07)

SEI Institutional Managed Trust

Prospectus as of January 31, 2007

Tax-Managed Large Cap Fund

Class Y

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INSTITUTIONAL MANAGED TRUST

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Acadian Asset Management Inc.
AllianceBernstein L.P.
Analytic Investors, Inc.
Aronson+Johnson+Ortiz, LP
Artisan Partners Limited Partnership
BlackRock Capital Management, Inc.
David J. Greene and Company, LLC
Delaware Management Company
Deutsche Investment Management Americas Inc.
Enhanced Investment Technologies, LLC
First Quadrant, L.P.
Goldman Sachs Asset Management, L.P
Highland Capital Management, L.P.
JP Morgan Investment Management Inc.
Lee Munder Investments Ltd.
Los Angeles Capital Management and Equity
  Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Metropolitan West Asset Management LLC
McKinley Capital Management Inc.
Mazama Capital Management, Inc.
Montag & Caldwell, Inc.
Nomura Corporate Research
  and Asset Management Inc.
PanAgora Asset Management, Inc.
Parametric Portfolio Associates
Quantitative Management Associates LLC
Record Currency Management Limited
Security Capital Research &
  Management Group Incorporated
Smith Breeden Associates, Inc.
Wellington Management Company, LLP
Wells Capital Management Inc.
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's Prospectuses relating to the Class A shares of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, Real Estate, U.S. Managed Volatility, Global Managed Volatility, Real Return Plus, Enhanced Income, Core Fixed Income and High Yield Bond Funds, the Class I shares of the Large Cap Value, Large Cap Growth, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Mid-Cap, Real Return Plus, Global Managed Volatility, Enhanced Income, High Yield Bond, Real Estate, U.S. Managed Volatility and Core Fixed Income Funds, and the Class Y shares of the Tax-Managed Large Cap Fund, each dated January 31, 2007. Prospectuses may be obtained by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust's financial statements for the fiscal year ended September 30, 2006, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference from the Trust's 2006 Annual Report. A copy of the 2006 Annual Report must accompany the delivery of this Statement of Additional Information.

January 31, 2007

SEI-F-048(1/07)

TABLE OF CONTENTS

THE TRUST	S-2

INVESTMENT OBJECTIVES AND POLICIES	S-2

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-11

American Depositary Receipts	S-11

Asset-Backed Securities	S-12

Commercial Paper	S-13

Construction Loans	S-13

Equity Securities	S-14

Fixed Income Securities	S-15

Foreign Securities	S-17

Forward Foreign Currency Contracts	S-17

Futures and Options on Futures	S-20

Illiquid Securities	S-21

Interfund Lending and Borrowing Arrangements	S-21

Investment Companies	S-21

Loan Participations and Assignments	S-22

Money Market Securities	S-22

Mortgage-Backed Securities	S-23

Mortgage Dollar Rolls	S-25

Municipal Securities	S-25

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-26

Options	S-26

Pay-In-Kind Bonds	S-27

Receipts	S-28

REITs	S-28

Repurchase Agreements	S-28

Restricted Securities	S-29

Reverse Repurchase Agreements and Sale-Buybacks	S-29

Securities Lending	S-29

Short Sales	S-30

Swaps, Caps, Floors, Collars and Swaptions	S-31

U.S. Government Securities	S-32

Variable and Floating Rate Instruments	S-33

When-Issued and Delayed Delivery Securities	S-33

Yankee Obligations	S-33

Zero Coupon Securities	S-33

INVESTMENT LIMITATIONS	S-34

THE ADMINISTRATOR AND TRANSFER AGENT	S-38

THE ADVISER AND SUB-ADVISERS	S-39

DISTRIBUTION AND SHAREHOLDER SERVICING	S-94

TRUSTEES AND OFFICERS OF THE TRUST	S-95

PROXY VOTING POLICIES AND PROCEDURES	S-99

PURCHASE AND REDEMPTION OF SHARES	S-100

TAXES	S-101

PORTFOLIO TRANSACTIONS	S-103

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-108

DESCRIPTION OF SHARES	S-109

LIMITATION OF TRUSTEES' LIABILITY	S-109

CODES OF ETHICS	S-109

VOTING	S-109

SHAREHOLDER LIABILITY	S-110

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-110

MASTER/FEEDER OPTION	S-115

CUSTODIAN	S-115

EXPERTS	S-115

LEGAL COUNSEL	S-115

DESCRIPTION OF RATINGS	A-1

January 31, 2007

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Class A, Class I and Class Y shares may be offered which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information ("SAI") relates to the following portfolios: Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, U.S. Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond, Global Managed Volatility, Enhanced Income and Real Return Plus Funds (each a "Fund" and, together, the "Funds"), including all classes of the Funds.

The investment adviser and investment sub-advisers to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP VALUE FUND—The investment objective of the Large Cap Value Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. Each sub-adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

The Fund may also invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in American Depositary Receipts ("ADRs") traded on registered exchanges or on NASDAQ.

Any remaining assets may be invested in other equity securities and in investment grade fixed income securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed delivery securities, receipts, shares of real estate investment trusts ("REITs") and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LARGE CAP GROWTH FUND—The investment objective of the Large Cap Growth Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion. Each sub-adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ, as well as ADRs not traded on an established exchange.

Any remaining assets may be invested in investment grade fixed income securities or in equity securities of smaller companies that the Fund's sub-advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

TAX-MANAGED LARGE CAP FUND—The investment objective of the Tax-Managed Large Cap Fund is to achieve high long-term after-tax returns for its shareholders. The investment objective of the Fund is fundamental, and may not be changed unless authorized by a vote of the Fund's shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in U.S. common stocks with market capitalizations of more than $1 billion.

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities, or in equity securities of smaller companies that the Fund's sub-advisers believe are appropriate in light of the Fund's objective. The Fund may acquire shares of other investment companies, when-issued and delayed delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

The Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. The Fund attempts to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

Realized capital gains will be minimized in part by investing primarily in established companies with the expectation of holding these securities for a period of years. The Fund's sub-advisers will generally seek to avoid realizing short-term capital gains, thereby minimizing portfolio turnover. When a decision is made to sell a particular appreciated security, the Fund will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LARGE CAP DIVERSIFIED ALPHA FUND—The investment objective of the Large Cap Diversified Alpha Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies composed of derivative instruments correlated to large cap equity securities and backed by other types of securities. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index between $1.4 billion and $447 billion as of December 31, 2006.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-advisers may employ a long-only strategy, while other sub-advisers may also employ short sales. Sub-advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that sub-adviser. When a sub-adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs to gain exposure to certain segments of the equity market that are not necessarily based on the broad large cap market.

Certain sub-advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a sub-adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the sub-advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors.''

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL CAP VALUE FUND—The investment objective of the Small Cap Value Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index. The

market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. Each sub-adviser, in managing its portion of the Fund's assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities or equity securities of larger, more established companies that the Fund's sub-advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL CAP GROWTH FUND—The investment objective of the Small Cap Growth Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. Each sub-adviser selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth potential and positive earnings surprises.

The Fund may also invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in ADRs traded on registered exchanges or on NASDAQ.

Any remaining assets may be invested in equity securities of more established companies that the sub-advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

TAX-MANAGED SMALL CAP FUND—The investment objective of the Tax-Managed Small Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between approximately $39 million and $8.3 billion as of December 31, 2006).

The Fund may also invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in other equity securities, and investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities. The Fund may acquire shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time. The Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. The Fund attempts to maximize after-tax returns by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

When a decision is made to sell a particular appreciated security, the Fund will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

MID-CAP FUND—The investment objective of the Mid-Cap Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell Mid-Cap Index (between approximately $1.2 billion and $20.3 billion as of December 31, 2006). The sub-adviser selects stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions. Any remaining assets may be invested in equity securities of larger, more established companies, investment grade fixed income securities or money market securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, when the adviser or sub-adviser determines that market conditions warrant, the Fund may invest all or a portion of its assets in equity securities of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

U.S. MANAGED VOLATILITY FUND—The investment objective of the U.S. Managed Volatility Fund is capital appreciation with less volatility than the broad U.S. equity markets. There can be no assurance that the Fund will achieve its investment objective.

The U.S. Managed Volatility Fund may invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund also may invest in futures, options on futures and swap agreements and engage in short sales.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The sub-advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The sub-advisers may also use these instruments and techniques for non-hedging purposes. The sub-advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the sub-advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

GLOBAL MANAGED VOLATILITY FUND—The Global Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad global equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Global Managed Volatility Fund may invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and equity options. The Fund also may invest in futures, options on futures and swap agreements and engage in short sales.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The sub-advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the sub-advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In managing the Fund's currency exposure for foreign securities, the sub-advisers may buy and sell currencies for hedging purposes.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

ENHANCED INCOME FUND—The Enhanced Income Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly high risk of principal volatility. There can be no assurance that the Fund will achieve its investment objective. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign corporate and Government fixed income securities, including mortgage-backed securities. U.S. and foreign, including emerging market and fixed income securities in which the Fund may invest consist of: (i) corporate bonds, bank loans and debentures, (ii) obligations issued by the U.S. Government, its agencies and instrumentalities, or a foreign government, (iii) receipts involving U.S. Treasury obligations, (iv) mortgage-backed securities, (v) asset-backed securities, (vi) zero coupon, pay-in-kind or deferred payment securities, and (vii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities. Such securities may be denominated in either U.S. dollars or foreign currency.

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, and (vii) reverse repurchase agreements and sale buybacks. In addition, the Fund will utilize derivatives and may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The sub-adviser may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. A substantial portion of the Fund may be invested in derivatives as the Fund's currency exposure, which will equal up to 20% of the Fund's assets, will be achieved through currency forwards and the balance of the Fund will actively invest in derivatives.

The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities. Under normal conditions, the Fund's duration will range from zero to two years.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments").

The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

REAL RETURN PLUS FUND—The Real Return Plus Fund seeks to provide a total return that exceeds the rate of inflation in the U.S. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury

Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. The portion of the Fund managed by SIMC directly will be invested in U.S. Government inflation-indexed bonds or various derivative instruments with the purpose of hedging inflation.

The Fund may also invest in other types of inflation-sensitive securities, such as REITS. A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodity or commodities indices.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the above mentioned securities. The overlay strategy may be invested in instruments across domestic and international equity, fixed-income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940 (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

REAL ESTATE FUND—The investment objective of the Real Estate Fund is total return, including current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and real estate operating companies ("REOCs")). The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. Generally, the Fund will invest in real estate companies operating in the United States.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors.''

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign corporate and Government fixed income securities, including mortgage-backed securities. U.S. and foreign, including emerging market and fixed income securities in which the Fund may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the U.S. Government, its agencies and instrumentalities, or a foreign government, (iii) municipal securities of issuers located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations, (iv) receipts involving U.S. Treasury obligations, (v) mortgage-backed securities, (vi) asset-backed securities, (vii) zero coupon, pay-in-kind or deferred payment securities, and (viii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities. Such securities may be denominated in either U.S. dollars or foreign currency.

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, (v) construction loans and (vi) Yankee obligations, and (vii) reverse repurchase agreements and sale buybacks. In addition, the Fund may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The sub-adviser may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

While each sub-adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of December 31, 2006 it was 4.46 years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

HIGH YIELD BOND FUND—The investment objective of the High Yield Bond Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. In managing the Fund's assets, the sub-advisers and, to a limited extent, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or credit quality of any security. In addition, the Fund may invest in unrated securities.

The Fund may invest in all types of fixed income securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities, (ii) asset-backed securities, (iii) zero coupon, pay-in-kind or deferred payment securities, (iv) variable and floating rate instruments, and (v) Yankee obligations.

Any assets of the Fund not invested in the fixed income securities described above may be invested in: (i) convertible securities, (ii) preferred stocks, (iii) equity securities, (iv) investment grade fixed income securities, (v) money market securities, (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities, and (vii) forward foreign currency contracts. The Fund may invest in U.S. dollar-denominated obligations and securities of foreign issuers. In addition, the Fund may purchase or write options, futures and options on futures and enter into swap transactions, including caps, collars, floors, credit default swaps and swaptions. The Fund may invest in ADRs traded on registered exchanges or on NASDAQ. The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The advisers may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.

The "Appendix" to this SAI sets forth a description of the bond rating categories of several nationally recognized statistical ratings organizations ("NRSROs"). The ratings established by each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality, and may not reflect changes in an issuer's creditworthiness. Accordingly, although the advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

The achievement of the Fund's investment objective may be more dependent on the adviser's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. Each Fund's advisers will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts, and for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings, as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Funds may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's adviser. See "Appendix A—Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB—by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, SIMC or the Fund's Sub-Adviser, as applicable, will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

The SIMT High Yield Bond may invest in securities rated as low as "C" by Moody's or "D" by S&P, and may invest in unrated securities that are of comparable quality as "junk bonds" subject in the restrictions described in its prospectus.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are issued by non-U.S. investors. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may use currency instruments to engage in the following types of currency transactions:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Enhanced Income Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above. The Enhanced Income Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Enhanced Income and Global Managed Volatility Funds may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Enhanced Income and Global Managed Volatility Funds may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Enhanced Income Fund may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

The Core Fixed Income Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by the 1940 Act.

The Core Fixed Income Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

With the exception of the Core Fixed Income and Large Cap Diversified Alpha Funds, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Core Fixed Income and Large Cap Diversified Alpha Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If either the Core Fixed Income Fund or the Large Cap Diversified Alpha Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Except for the Core Fixed Income Fund, a Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. The Core Fixed Income Fund may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Fund's returns, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also

"cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on the adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the advisers determine the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, an adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with all other funds advised by SIMC ("SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements ("Repo Rate"), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings ("Bank Loan Rate"). The Bank Loan Rate will be determined using a formula, which has been approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations, and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and SEI Investments Management Corporation have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which comply with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act. A Fund may invest in investment companies managed by an adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds. Exchange-traded Funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

LOAN PARTICIPATIONS AND ASSIGNMENTS—The Global Managed Volatility and Enhanced Income Funds may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

MONEY MARKET SECURITIES—Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's or Moody's, or determined by an adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see the Appendix to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.

Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PCS") which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS—Real Estate Investment Trusts ("REITs") are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by an adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The advisers monitor compliance with this requirement, as well as the ongoing financial condition and credit-worthiness of the counter party. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of an adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Permitted investments for a Fund include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Global Managed Volatility, U.S. Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds may engage in short sales in an amount up to 20% of the Funds' value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Global Managed Volatility, U.S. Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Global Managed Volatility, U.S. Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds having leveraged investment portfolios, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

The use of leverage may also cause the Global Managed Volatility, U.S. Managed Volatility, Large Cap Diversified Alpha, Large Cap Value and Tax-Managed Large Cap Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of each Fund and may not be changed without approval of a majority of Fund shareholders.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund, which as a matter of fundamental policy, concentrates its investments in securities issued by companies primarily engaged in the real estate industry.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of each Fund and may be changed by the Trust's Board of Trustees without a vote of shareholders.

No Fund may:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control. This investment limitation does not apply to the Enhanced Income and Global Managed Volatility Funds.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap Growth, Tax-Managed Large Cap, U.S. Managed Volatility and Large Cap Diversified Alpha Funds.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom. This investment limitation does not apply to the Enhanced Income and Global Managed Volatility Funds.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its total assets would be invested in such securities. This investment limitation does not apply to the U.S. Managed Volatility, Real Estate, Large Cap Diversified Alpha, Global Managed Volatility or Enhanced Income Funds.

  7.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Real Estate Fund.

  8.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This investment limitation does not apply to the Real Estate Fund.

  9.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  10.  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC. This investment limitation does not apply to the Global Managed Volatility or Enhanced Income Funds.

  11.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  12.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  13.  With the exception of the Tax-Managed Small Cap, U.S. Managed Volatility, Real Estate, Enhanced Income, Global Managed Volatility and Large Cap Diversified Alpha Funds, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

  14.  With respect to the Large Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Large Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the Tax-Managed Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the Small Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Small Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Tax-Managed Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  20.  With respect to the Mid-Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  21.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  22.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  23.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  24.  With respect to the Real Estate Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and REOCs). The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  25.  With respect to the Enhanced Income Fund, invest less than 80% of net assets in obligations of U.S. dollar-denominated instruments. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

With respect to the Large Cap Diversified Alpha and U.S. Managed Volatility Funds, for purposes of the industry concentration limitation specified in the SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each Fund's Board of Trustees.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term

"expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator's voluntary fee waived for the fiscal years ended September 30, 2004, 2005 and 2006:

	Administration Fees Paid (000)			Administration Fees Waived (000)
	2004	2005	2006	2004	2005	2006
Large Cap Value Fund	$13,983	$14,929	$13,486	$0	$0	$0
Large Cap Growth Fund	$13,716	$13,866	$12,847	$0	$0	$0
Tax-Managed Large Cap Fund	$6,895	$7,320	$7,965	$0	$0	$0
Small Cap Value Fund	$3,186	$3,616	$3,913	$0	$0	$0
Small Cap Growth Fund	$3,414	$3,596	$3,943	$0	$0	$0
Tax-Managed Small Cap Fund	$730	$852	$1,032	$0	$0	$0
Mid-Cap Fund	$156	$203	$334	$0	$0	$0
Real Estate Fund	$40	$233	$463	$2	$0	$0
Core Fixed Income Fund	$11,181	$11,431	$11,643	$0	$0	$0
High Yield Bond Fund	$3,740	$4,712	$4,044	$0	$0	$0
U.S. Managed Volatility Fund	*	$308	$782	*	$0	$0
Large Cap Diversified Alpha Fund	*	*	$2,613	*	*	$0
Global Managed Volatility Fund	*	*	$52	*	*	$0
Enhanced Income Fund	*	*	$130	*	*	$0
Real Return Plus Fund	*	*	*	*	*	*

*  Not in operation during such period.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than 75 funds. SIMC had more than $77.7 billion in assets as of December 31, 2006.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Funds' investment objectives, policies and restrictions. These sub-advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. SIMC may invest a portion of the Real Return Plus Fund's assets in government securities, including TIPS. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, one or more sub-advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The sub-advisers are also responsible for managing their employees who provide services to the Funds.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any sub-adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that a sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a sub-adviser, as applicable, or by SIMC or a sub-adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Value Fund	0.35%
Large Cap Growth Fund	0.40%
Tax-Managed Large Cap Fund	0.40%
Small Cap Value Fund	0.65%
Small Cap Growth Fund	0.65%
Tax-Managed Small Cap Fund	0.65%
Mid-Cap Fund	0.40%
Real Estate Fund	0.65%
Core Fixed Income Fund	0.275%
High Yield Bond Fund	0.4875%
U.S. Managed Volatility Fund	0.65%
Large Cap Diversified Alpha Fund	0.40%
Enhanced Income Fund	0.40%
Global Managed Volatility Fund	0.65%
Real Return Plus Fund	0.70%

SIMC pays the sub-advisers a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For each Fund, the following table shows: (i) the dollar amount of fees paid to SIMC by the Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers for the fiscal years ended September 30, 2004, 2005 and 2006:

	Advisory Fees Paid (000)			Advisory Fees Waived (000)
	2004	2005	2006	2004	2005	2006
Large Cap Value Fund	$11,183	$11,942	$10,784	$2,800	$2,987	$2,702
Large Cap Growth Fund	$13,624	$13,778	$12,589	$2,051	$2,069	$2,094
Tax-Managed Large Cap Fund	$6,038	$6,406	$6,930	$1,853	$1,971	$2,185
Small Cap Value Fund	$5,906	$6,715	$7,260	$11	$0	$7
Small Cap Growth Fund	$6,259	$6,621	$7,197	$81	$57	$126
Tax-Managed Small Cap Fund	$1,141	$1,325	$1,546	$215	$258	$371
Mid-Cap Fund	$178	$232	$381	$0	$0	$1
Real Estate Fund	$70	$413	$801	$7	$20	$59
Core Fixed Income Fund	$9,662	$9,913	$10,918	$1,319	$1,314	$517
High Yield Bond Fund	$4,526	$5,707	$4,753	$684	$856	$880
U.S. Managed Volatility Fund	*	$488	$1,207	*	$84	$246
Large Cap Diversified Alpha Fund	*	*	$2,886	*	*	$101
Global Managed Volatility Fund	*	*	$68	*	*	$29
Enhanced Income Fund	*	*	$148	*	*	$0
Real Return Plus Fund	*	*	*	*	*	*

*  Not in operation during such period.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the sub-advisers by SIMC; and (ii) the dollar amount of the sub-advisers' voluntary fee waivers for the fiscal years ended September 30, 2004, 2005 and 2006:

	Sub-Advisory Fees Paid (000)			Sub-Advisory Fees Waived (000)
	2004	2005	2006	2004	2005	2006
Large Cap Value Fund	$5,191	$5,543	$6,657	$0	$0	$0
Large Cap Growth Fund	$7,746	$7,834	$3,115	$0	$0	$0
Tax-Managed Large Cap Fund	$3,079	$3,272	$3,085	$0	$0	$0
Small Cap Value Fund	$4,558	$5,184	$5,623	$0	$0	$0
Small Cap Growth Fund	$4,796	$5,080	$5,506	$0	$0	$0
Tax-Managed Small Cap Fund	$828	$963	$1,468	$0	$0	$0
Mid-Cap Fund	$112	$146	$240	$0	$0	$0
Real Estate Fund	$56	$313	$603	$0	$0	$0
Core Fixed Income Fund	$3,672	$3,789	$4,697	$0	$0	$0
High Yield Bond Fund	$2,923	$3,688	$3,020	$0	$0	$0
U.S. Managed Volatility Fund	*	$347	$760	*	$0	$0
Large Cap Diversified Alpha Fund	*	*	$1,800	*	*	$0
Global Managed Volatility Fund	*	*	$40	*	*	$0
Enhanced Income Fund	*	*	$103	*	*	$0
Real Return Plus Fund	*	*	*	*	*	*

*  Not applicable during such period.

For the fiscal years ended September 30, 2004, 2005 and 2006, SIMC paid LSV Asset Management, which is an affiliated person of SIMC, as follows:

	Fees Paid (000)			Fee Waivers (000)
Fund	2004	2005	2006	2004	2005	2006
Large Cap Value Fund	$1,296	$1,416	$1,460	$0	$0	$0
Tax-Managed Large Cap Fund	$261	$278	$301	$0	$0	$0
Small Cap Value Fund	$543	$523	$545	$0	$0	$0
Tax-Managed Small Cap Fund	$217	$247	$341	$0	$0	$0

The Sub-Advisers

ACADIAN ASSET MANAGEMENT INC.—Acadian Asset Management Inc. ("Acadian") serves as a sub-adviser to a portion of the assets of the Global Managed Volatility Fund. Acadian was founded in 1977 and is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of OM Group (UK)(Limited), which, in turn, is a wholly-owned subsidiary of Old Mutual plc. Old Mutual plc, Acadian's ultimate parent company, is a publicly traded company listed on the U.K. and South African stock exchanges.

ALLIANCEBERNSTEIN L.P.—Sanford C. Bernstein & Co., LLC, a wholly-owned subsidiary and unit of AllianceBernstein L.P. ("AllianceBernstein"), serves as a sub-adviser to a portion of the assets of the Large Cap Value and Tax-Managed Large Cap Funds. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA.

ANALYTIC INVESTORS, INC.—Analytic Investors, Inc. ("Analytic'') serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

ARONSON+JOHNSON+ORTIZ, LP—Aronson+Johnson+Ortiz, LP ("AJO") serves as a sub-adviser for a portion of the assets of the Tax-Managed Large Cap, Large Cap Value, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. AJO is wholly-owned by its seven limited partners. Theodore R. Aronson, Managing Principal, is majority equity owner of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a sub-adviser for a portion of the assets of the Small Cap Value Fund. Artisan, a privately owned multidiscipline investment firm, was founded in 1994.

BLACKROCK CAPITAL MANAGEMENT, INC.—BlackRock Capital Management, Inc. ("BlackRock") serves as a sub-adviser for a portion of the assets of the Small Cap Value, Tax-Managed Small Cap and Core Fixed Income Funds. BlackRock, a Delaware corporation, is a subsidiary of PNC Financial Services Group, Inc. and is an indirect subsidiary of PNC Bank Corp.

DAVID J. GREENE AND COMPANY, LLC—David J. Greene and Company, LLC ("David J. Greene") serves as a sub-adviser for a portion of the assets of the Small Cap Value and Tax-Managed Small Cap Funds. David J. Greene is a New York limited liability company founded in 1938, and changed from a partnership to an limited liability company in January 1998. Three family principals, Michael Greene, Alan Greene, and James Greene, collectively own more than 25% and Benjamin H. Nahum owns more than 10% of the firm.

DELAWARE MANAGEMENT COMPANY—Delaware Management Company ("Delaware''), a series of Delaware Management Business Trust, serves as a sub-adviser for a portion of the assets of the Large Cap Growth, Tax-Managed Large Cap, Small Cap Growth, Tax-Managed Small Cap and Large Cap Diversified Alpha Funds. Delaware Investments, which is the marketing name for Delaware, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.—Deutsche Investment Management Americas Inc. ("Deutsche") serves as a sub-adviser to a portion of the assets of the Real Return Plus Fund. Deutsche was founded in 1943 and is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp., which in turn, is a wholly-owned subsidiary of Taunus Corporation. Taunus Corporation is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2005, institutions—including banks—held 84% of the firm's equity, and individuals held 16%. No single entity has a majority ownership stake in the company.

ENHANCED INVESTMENT TECHNOLOGIES, LLC—Enhanced Investment Technologies, LLC ("INTECH'') serves as a sub-adviser for a portion of the assets of the Tax-Managed Large Cap, Large Cap Diversified Alpha, Large Cap Value and Large Cap Growth Funds. Janus Capital Group Inc. indirectly owns 77.5% of INTECH and 22.5% of INTECH is owned by its employees. INTECH was founded in 1987.

FIRST QUADRANT, L.P.—First Quadrant, L.P. ("First Quadrant") serves as a sub-adviser to a portion of the assets of the Real Return Plus Fund. First Quadrant is a Delaware limited partnership founded in 1988. In 1996, the Firm was acquired by Affiliated Managers Group ("AMG"), a publicly traded holding company. AMG became the General Partner and currently controls 52.28% of outstanding equity while First Quadrant's managing partners control 47.72%

GOLDMAN SACHS ASSET MANAGEMENT, L.P.—Goldman Sachs Asset Management, L.P. ("GSAM") serves as a sub-adviser for a portion of the assets of the Large Cap Growth and Tax-Managed Large Cap Funds. Goldman Sachs is wholly owned by The Goldman Sachs Group, Inc.

HIGHLAND CAPITAL MANAGEMENT, L.P.—Highland Capital Management, L.P. ("Highland Capital") serves as a Sub-Adviser to a portion of the assets of the Enhanced Income Fund. Highland Capital was founded in 1993 by James Dondero and Mark Okada, who are principal owners of the firm.

JP MORGAN INVESTMENT MANAGEMENT INC.—JP Morgan Investment Management Inc. ("JPMIM") serves as a sub-adviser for a portion of the assets of the High Yield Bond Fund. JPMIM is wholly-owned by JPMorgan Asset Management Holdings Inc. which is wholly-owned by JPMorgan Chase and Co.

LEE MUNDER INVESTMENTS, LTD.—Lee Munder Investments, Ltd. ("LMIL") serves as a sub-adviser for a portion of the assets of the Small Cap Value and Small Cap Growth Funds. LMIL was founded in 2000 and it is owned by Lee Munder Capital Group ("LMCG"). LMCG is 80% owned by employees and 20% owned by Castanea Partners, Inc.

LOS ANGELES CAPITAL MANAGEMENT AND RESEARCH, INC.—Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small Cap Fund. LA Capital is a Subchapter S corporation founded in 2002 and is wholly-owned by its working principals.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a sub-adviser for a portion of the assets of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets over the past 8 years. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

MARTINGALE ASSET MANAGEMENT, L.P.—Martingale Asset Management, L.P. ("Martingale") serves as a sub-adviser for a portion of the assets of the Small Cap Value, Small Cap Growth and Mid-Cap Funds. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.—Mazama Capital Management, Inc. ("Mazama") serves as a sub-adviser for a portion of the assets of the Small Cap Growth and Tax-Managed Small Cap Funds. Mazama is 93% employee-owned.

McKINLEY CAPITAL MANAGEMENT INC.—McKinley Capital Management Inc. ("McKinley Capital") serves as a sub-adviser for a portion of the assets of the Tax-Managed Small Cap and Small Cap Growth Funds. McKinley Capital was founded in 1990 and is wholly-owned by its employees.

METROPOLITAN WEST ASSET MANAGEMENT LLC—Metropolitan West Asset Management, LLC ("MWAM") serves as a sub-adviser for a portion of the assets of the Core Fixed Income and High Yield Bond Funds. MWAM is a California limited liability corporation founded in 1996 and is 64% majority owned by MWAM's active management team. Metropolitan West Financial, LLC ("MWFIN"), a holding company, holds a minority 36% ownership interest in MWAM. MWFIN is 99% owned by MW Holdings, LLC, an unregistered entity that has no clients or material business operations.

MONTAG & CALDWELL, INC.—Montag & Caldwell, Inc. ("Montag & Caldwell") serves as a sub-adviser for a portion of the assets of the Large Cap Growth and Tax-Managed Large Cap Funds. Montag & Caldwell was founded in 1945 and is incorporated in Georgia. ABN AMRO Asset Management Holdings, Inc. is the parent company of Montag & Caldwell.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.—Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as a sub-adviser for a portion of the assets of the High Yield Bond Fund. NCRAM is a subsidiary of Nomura Holding America, Inc.

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. ("PanAgora") serves as a Sub-Adviser to the Small Cap Value and Small Cap Growth Funds. PanAgora, a Delaware Corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

PARAMETRIC PORTFOLIO ASSOCIATES—Parametric Portfolio Associates ("Parametric") serves as a sub-adviser for a portion of the assets of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds. Parametric is 80% owned by Eaton Vance Corp., a Boston-based investment management firm, and 20% by Parametric's executives and employees.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha, Tax-Managed Large Cap and Large Cap Growth Funds. QMA is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which in turn is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company formed in 2003.

RECORD CURRENCY MANAGEMENT LIMITED—Record Currency Management Limited ("RCM") serves as a sub-adviser to a portion of the assets of the Enhanced Income Fund. RCM is a private limited company (United Kingdom) founded in 1983 and is a 100% directly owned subsidiary of N.P. Record Limited. N.P. Record Limited is 47.6% owned by Neil P. Record.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a sub-adviser for a portion of the assets of the Real Estate Fund. Security Capital is an indirect, 100% subsidiary of J.P. Morgan Chase & Co. Security Capital was acquired by Banc One Investment Advisors Corporation, a wholly-owned subsidiary of Bank One, N.A. in November 2003. Bank One N.A. is wholly-owned by Bank One Corporation which merged with and into J.P. Morgan Chase and Co. effective July 1, 2004.

SMITH BREEDEN ASSOCIATES, INC.—Smith Breeden Associates, Inc. ("Smith Breeden") serves as a sub-adviser for a portion of the assets of the Large Cap Diversified Alpha and Core Fixed Income Funds. Smith Breeden is a Kansas Sub-Chapter S corporation and is an independent, employee-owned firm. As of September 2005, Smith Breeden's senior professionals and directors owned 86% of the firm's equity. Former employees and former directors owned the remaining 14 percent. Smith Breeden has been an independent and employee-owned corporation since its inception in 1982.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management") serves as a sub-adviser for a portion of the assets of the Real Estate, Small Cap Value and Small Cap Growth Funds. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management is a Massachusetts limited liability partnership and is owned by its 94 partners, all of whom are active members of the firm.

WELLS CAPITAL MANAGEMENT INC.—Wells Capital Management Inc. ("Wells Capital'') serves as a sub-adviser for a portion of the assets of the Core Fixed Income Fund. Wells Capital was founded in 1981 and is a wholly-owned subsidiary of Wells Fargo Bank, N.A.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a sub-adviser for a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western") serves as a sub-adviser for a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Portfolio Management

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Global Managed Volatility Fund as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Global Managed Volatility Fund. The following information relates to the period ended September 30, 2006.

Acadian compensates each of its portfolio managers for his or her management of the Global Managed Volatility Fund. The portfolio managers' compensation consists of a salary, discretionary bonus and deferred compensation, including stock appreciation rights, and a long-term incentive plan. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors, such as the individual's contribution to the organization, achievement of agreed upon goals and the overall financial results of Acadian. These factors may include teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.

Ownership of Fund Shares. As of the end of the Global Managed Volatility Fund's most recently completed fiscal year, Acadian's portfolio managers did not beneficially own any shares of the Global Managed Volatility Fund.

Other Accounts. As of September 30, 2006, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Ronald Frashure**	17		$5,983,000,000		51		$7,557,000,000		133		$38,155,000,000
	1	*	$2,142,000,000	*	5	*	$618,000,000	*	29	*	$16,128,000,000	*
John Chisholm**	17		$5,983,000,000		51		$7,557,000,000		133		$38,155,000,000
	1	*	$2,142,000,000	*	5	*	$618,000,000	*	29	*	$16,128,000,000	*
Brian Wolahan**	17		$5,983,000,000		51		$7,557,000,000		133		$38,155,000,000
	1	*	$2,142,000,000	*	5	*	$618,000,000	*	29	*	$16,128,000,000	*
Raymond Mui**	17		$5,983,000,000		51		$7,557,000,000		133		$38,155,000,000
	1	*	$2,142,000,000	*	5	*	$618,000,000	*	29	*	$16,128,000,000	*
Charles Wang**	17		$5,983,000,000		51		$7,557,000,000		133		$38,155,000,000
	1	*	$2,142,000,000	*	5	*	$618,000,000	*	29	*	$16,128,000,000	*

*    Accounts listed above are subject to a performance-based advisory fee.

**  Please note that investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interests. Acadian's portfolio managers' management of "other accounts" (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Global Managed Volatility Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Global Managed Volatility Fund or hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Global Managed Volatility Fund. Acadian does not believe that the conflicts, if any, are material and Acadian believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Acadian's portfolio managers' day-to-day management of the Global Managed Volatility Fund. Because of their positions with the Global Managed Volatility Fund, the portfolio managers know the size, timing and possible market impact of Global Managed Volatility Fund trades. It is theoretically possible that Acadian's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Global Managed Volatility Fund. However, Acadian has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Acadian's portfolio managers' management of the Global Managed Volatility Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Global Managed Volatility Fund. This conflict of interest may be exacerbated to the extent that Acadian or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Global Managed Volatility Fund. Notwithstanding this theoretical conflict of interest, it is Acadian's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Acadian has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Acadian's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Global Managed Volatility Fund, such an approach might not be suitable for the Global Managed Volatility Fund given its investment objectives and related restrictions.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Large Cap Value and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2006.

AllianceBernstein's compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein's clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

  (i)   Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

  (ii)   Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

  (iii)  Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

  (iv)  Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of the end of the Large Cap Value and Tax-Managed Large Cap Funds' most recently completed fiscal year, AllianceBernstein's portfolio managers did not beneficially own any shares of the Large Cap Value and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Value and Tax-Managed Large Cap Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Drew Demakis	41	$33,262,000,000	68		$14,997,000,000	175		$33,740,000,000
	—	—	3	*	$659,000,000	35	*	$7,650,000,000
Thomas Fontaine	41	$33,262,000,000	68		$14,997,000,000	175		$33,740,000,000
	—	—	3	*	$659,000,000	35	*	$7,650,000,000
Seth Masters	44	$37,631,000,000	80		$15,614,000,000	213		$54,154,000,000
	—	—	3	*	$659,000,000	35	*	$7,650,000,000
Joshua Lisser	44	$37,631,000,000	78		$15,580,000,000	211		$53,081,000,000

*    Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the abovementioned policies and oversight to help ensure that all clients are treated equitably.

Employee Personal Trading and the Code of Business Conduct and Ethics. AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics ("Code") that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients. The investment professional or investment professional teams for the Large Cap Value and Tax-Managed Large Cap Funds have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds. The following information relates to the period ended September 30, 2006.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and Analytic's clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of Fund Shares.  As of the end of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds' most recently completed fiscal year, Analytic's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds, Analytic's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Harindra de Silva	14	$2,858,500,000	6		$589,700,000	17		$919,600,000
	—	—	20	*	$1,418,000,000	8	*	$1,260,500,000
Gregory McMurran	6	$1,272,300,000	1		$100,300,000	5		$281,000,000
	—	—	2	*	$283,500,000	1	*	$800,000,000
Dennis M. Bein	14	$2,794,400,000	7		$570,500,000	16		$776,200,000
	—	—	18	*	$1,134,500,000	7	*	$460,500,000
Steven Sapra	10	$2,646,600,000	5		$504,100,000	16		$776,200,000
	—	—	10	*	$481,000.000	6	*	$440,500,000
David Krider	3	$69,700,000	2		$66,400,000	—		—
	—	—	1	*	$5,500,000	—		—

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Analytic's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include those referenced above. The Other Accounts include the portfolio managers' own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The Other Accounts might have similar investment objectives as the Large Cap Diversified Alpha, Global Managed Volatility Fund and U.S. Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased, or sold by the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds. Because of their positions with the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Diversified Alpha, Global Managed Volatility Fund and U.S. Managed Volatility Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds, which conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds, such an approach might not be suitable for the Large Cap Diversified Alpha, Global Managed Volatility and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds as set forth in an investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. The following information relates to the period ended September 30, 2006.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for contributions to the firm. The managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance.

Ownership of Fund Shares. As the end of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds' most recently completed fiscal year, AJO's portfolio managers did not beneficially own any shares of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, AJO's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Aronson, Johnson, Moore, and Ortiz	10		$2,678,000,000		17		$4,116,000,000		54		$11,943,000,000
	2	*	$99,000,000	*	4	*	$585,000,000	*	46	*	$4,990,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AJO's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. Because of their positions with the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, AJO's portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while AJO's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds, such an approach might not be suitable for the Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds given their investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap Value Fund as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value Fund. The following information relates to the period ended September 30, 2006.

An Artisan portfolio manager is compensated through an industry-competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap Value Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager's interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers, have limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Value Fund's most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap Value Fund.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Value Fund, Artisan's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr.	5	$4,906,039,828	2	$179,046,834	18		$1,735,014,147
	—	—	—	—	1	*	$154,401,754	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Artisan's small cap value investment team, led by Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr., manages portfolios for multiple clients within two investment strategies (small cap value and mid cap value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the small cap value investment strategy in which Artisan manages assets for the Small Cap Value Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan's small cap value and mid cap value strategies, Artisan's small cap value investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the small cap value strategy may occur. In addition, some of the portfolios Artisan manages in its small cap value strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Small Cap Value Fund to Artisan.

Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of initial public offerings ("IPOs") and compliance with Artisan's Code of Ethics.

BlackRock

Compensation. SIMC pays BlackRock a fee based on the assets under management of the Small Cap Value and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between BlackRock and SIMC. BlackRock pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value, Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2006.

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Programs.

Base Compensation. Generally, BlackRock's portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary Compensation. In addition to base compensation, BlackRock's portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP). The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Portfolio managers Wayne Archambo and Kate O'Connor have received awards under the LTIP.

Deferred Compensation Program. A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Archambo and Ms. O'Connor, is deferred on a mandatory basis in a similar manner for a number of years.

Options and Restricted Stock Awards. While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options in prior years, and he also participates in BlackRock's restricted stock program.

Incentive Savings Plans. The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's

401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers are eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Small Cap Value and Tax-Managed Small Cap Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Small Cap Value and Tax-Managed Small Cap Funds or Other Accounts are measured. For Mr. Archambo and Ms. O'Connor, the relevant benchmark is a combination of market-based indices, and in the case of the Small Cap Value and Tax-Managed Small Cap Funds, is benchmarked to the Russell 2500 Value Index.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ownership of Fund Shares. As of the end of the Small Cap Value and Tax-Managed Small Cap Funds' most recently completed fiscal year, BlackRock's portfolio managers did not beneficially own any shares of the Small Cap Value and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Value and Tax-Managed Small Cap Funds, BlackRock's portfolio managers managed or were members of the management team for the following client accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wayne Archambo	10	$4,908,000,000	—	$—	19	$1,268,000,000
Kate O'Conner	8	$4,011,000,000	—	$—	14	$1,067,000,000

Conflicts of Interests. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Small Cap Value and Tax-Managed Small Cap Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Small Cap Value and Tax-Managed Small Cap Funds.

In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Small Cap Value and Tax-Managed Small Cap Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Small Cap Value and Tax-Managed Small Cap Funds, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Small Cap Value and Tax-Managed Small Cap Funds with the average price.

Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Small Cap Value and Tax-Managed Small Cap Funds. Finally, although BlackRock's portfolio managers currently do not manage accounts (including hedge funds) that are subject to a performance fee, they may do so in the future.

David J. Greene

Compensation. SIMC pays David J. Greene a fee based on the assets under management of the Small Cap Value and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between David J. Greene and SIMC. David J. Greene pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2005.

David J. Greene's compensation includes a base salary, incentive compensation, and a special compensation bonus to reward superior individual achievement. In addition, principals participate in the firm's profitability. Bonuses are based on a subjective evaluation by Michael C. Greene and Benjamin H. Nahum. Bonuses are calculated as follows:

Portfolio Managers—Bonus based on performance of accounts and client retention.

Analysts—Bonus based on accuracy of buy and sell recommendations, volume of research activity and any other contributions to the investment process as determined by the portfolio manager.

Traders—Bonus based upon trade execution.

Marketers/Client Service—Bonus based upon new business and client retention.

Because David J. Greene is a privately held firm, David J. Greene is able to reward excellence and to motivate through ownership. As individuals grow in their contributions to David J. Greene, they are rewarded with increasingly greater percentages of ownership in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Value and Tax-Managed Small Cap Funds' most recently completed fiscal year, David J. Greene's portfolio managers did not beneficially own any shares of the Small Cap Value and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Value and Tax-Managed Small Cap Funds, David J. Greene's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin H. Nahum	—	—	1	$141,400,000	29	$1,198,100,000
Michael C. Greene	—	—	—	—	227	$890,200,000

Conflicts of Interests. David J. Greene's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Small Cap Value and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value and Tax-Managed Large Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, David J. Greene does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, David J. Greene believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value and Tax-Managed Small Cap Funds. Because of their positions with the Small Cap Value and Tax-Managed Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Value and Tax-Managed Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value and Tax-Managed Small Cap Funds. However, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of David J. Greene's portfolio managers' management of the Small Cap Value and Tax-Managed Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value and Tax-Managed Small Cap Funds. This conflict of interest may be exacerbated to the extent that David J. Greene or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value and Tax-Managed Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is David J. Greene's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value and Tax-Managed Small Cap Funds, such an approach might not be suitable for the Small Cap Value and Tax-Managed Small Cap Funds given their investment objectives and related restrictions.

Delaware

Compensation. SIMC pays Delaware a fee based on the assets under management of the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between Delaware and SIMC. Delaware pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2006.

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

In addition, each team member is entitled to certain payments in the nature of reimbursement payable in three installments.

Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the years that follow, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares," in Lincoln National Corporation ("Lincoln"). Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in an unit that may receive an award and the number of shares to be awarded. The performance shares have a three-year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of the end of the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds' most recently completed fiscal year, Delaware's portfolio managers did not beneficially own any shares in the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds, Delaware's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Marshall T. Bassett	23	$4,100,000,000	1	$3,800,000	19		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Steven G. Catricks	23	$4,100,000,000	1	$3,800,000	19		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Barry S. Gladstein	23	$4,100,000,000	1	$3,800,000	15		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Christopher M. Holland	23	$4,100,000,000	1	$3,800,000	18		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Steven T. Lampe	23	$4,100,000,000	1	$3,800,000	16		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Matthew Todorow	23	$4,100,000,000	1	$3,800,000	16		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Rudy D. Torrijos III	23	$4,100,000,000	1	$3,800,000	14		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Lori P. Wachs	23	$4,100,000,000	1	$3,800,000	15		$1,700,000,000
	—	—	—	—	1	*	$91,200,000
Jeffrey S. Van Harte	24	$5,200,000,000	—	—	50		$10,000,000,000
	—	—	—	—	1	*	$641,100,000
Christopher J. Bonavico	24	$5,200,000,000	—	—	53		$10,000,000,000
	—	—	—	—	1	*	$641,100,000
Christopher M. Ericksen	21	$4,700,000,000	—	—	48		$10,000,000,000
	—	—	—	—	1	*	$641,100,000
Daniel J. Prislin	24	$5,200,000,000	—	—	50		$10,000,000,000
	—	—	—	—	1	*	$641,100,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Individual portfolio managers may perform investment management services for Other Accounts similar to those provided to the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds and the investment action for each account and the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

DMC has adopted procedures designed to allocate investments fairly across multiple accounts. Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

Delaware's portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Deutsche

Compensation.  SIMC pays Deutsche a fee based on the assets under management of the Real Return Plus Fund as set forth in an investment sub-advisory agreement between Deutsche and SIMC. Deutsche pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Return Plus Fund. The following information relates to the period ended September 30, 2006.

The Real Return Plus Fund has been advised that Deutsche seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, Deutsche uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, Deutsche considers a number of quantitative and qualitative factors such as:

(i) DWS Scudder performance and the performance of Deutsche Asset Management; and (ii) quantitative measures which include 1, 3 and 5 year pre-tax returns and an appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, Deutsche assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of Deutsche, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, Deutsche analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Ownership of Fund Shares. As of September 30, 2006, Deutsche's portfolio managers did not beneficially own any shares of the Real Return Plus Fund.

Other Accounts. As of September 30, 2006, in addition to the Real Return Plus Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager***	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Robert Wang**	25		$7,917,978,823	16		$6,89,975,846	40		$7,015,573,048
	—		—	1	*	$162,260,436	3	*	$370,004,316
Thomas Picciochi**	7		$1,779,277,544	3		$377,061,981	11		$11,706,704,164
	1	*	$32,057,069	2	*	$258,964,267	9	*	$11,632,640,866
Bill Chepolis	17		$9,808,395,147	1		$1,166,428,010	2		$773,882,540
	—		—	—		—	—		—
Matthew MacDonald	16		$9,783,068,935	—		—	—		—
	—		—	—		—	—		—

*    Accounts listed above are subject to a performance-based advisory fee.

**  Robert Wang's and Thomas Picciochi's assets include assets under management and Notional assets.

***  In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Real Return Plus Fund. Deutsche has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Conflicts of Interest. In addition to managing the assets of the Real Return Plus Fund, the Real Return Plus Fund's portfolio managers may have responsibility for managing other client accounts of Deutsche or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (i) SEC registered investment companies (or series thereof) other than the Real Return Plus Fund, (ii) pooled investment vehicles that are not registered investment companies and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Real Return Plus Fund's most recent fiscal year end.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

(i). Certain investments may be appropriate for the Real Return Plus Fund and also for other clients advised by Deutsche, including other client accounts managed by the Real Return Plus Fund's portfolio management team. Investment decisions for the Real Return Plus Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of Deutsche may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Real Return Plus Fund may differ from the results achieved for other clients of Deutsche. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Deutsche to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Real Return Plus Fund. Purchase and sale orders for the Real Return Plus Fund may be combined with those of other clients of Deutsche in the interest of achieving the most favorable net results to the Real Return Plus Fund and the other clients.

(ii). To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. Deutsche attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

(iii). In some cases, an apparent conflict may arise where Deutsche has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. Deutsche will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, Deutsche has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

(iv). Deutsche and its affiliates and the investment team of the Real Return Plus Fund manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. Deutsche has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Real Return Plus Fund's portfolio management team. Deutsche and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, Deutsche is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of Deutsche's advisory clients. Deutsche has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Real Return Plus Fund's Board.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Managed Large Cap, Large Cap Growth and Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2006.

For managing the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds and all Other Accounts, INTECH's portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH. This pay is not directly based on performance or assets of the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds or Other Accounts. INTECH's portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not directly based on performance or assets of the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds or Other Accounts, rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares.  As of end of the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds' most recently completed fiscal year, INTECH's portfolio managers did not beneficially own any shares of the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds.

Other Accounts. As of March 8, 2006, in addition to the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain Other Accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Dr. Robert Fernholz, David E. Hurley, Dr. Cary Maguire and Joseph Runnels*	14	$4,852,144,679	25	$10,372,412,081	340		$40,379,603,439
	—	—	—	—	38	**	—

*    All portfolios are managed on a team basis.

**  Number of accounts subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds' portfolio managers may manage Other Accounts with investment strategies similar to the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds. Fees earned by INTECH may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in Other Accounts outperforming the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Tax-Managed Large Cap, Large Cap Growth, Large Cap Value and Large Cap Diversified Alpha Funds. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

First Quadrant

Compensation. SIMC pays First Quadrant a fee based on the assets under management of the Real Return Plus Fund as set forth in an investment sub-advisory agreement between First Quadrant and SIMC. First Quadrant pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Return Plus Fund. The following information relates to the period ended September 30, 2006.

First Quadrant compensates its investment professionals based upon a combination of performance factors, including the relative investment performance of the strategies they help to manage and their accomplishments and productivity in terms of achieving annual goals. There is no single employee of First Quadrant who acts as a sole portfolio manager, rather there is a team of investment professionals who manage the investment strategy used in the Real Return Plus Fund's portfolio. Compensation levels, including annual performance bonuses, profit sharing, deferred compensation arrangements and ownership equity in First Quadrant are determined by the senior management team. In determining annual bonuses employees are evaluated using 1-year and multi-year performance periods. In addition to individual performance, overall firm performance and pre-tax revenues carries an important weight in the decision as well. First Quadrant implements a compensation policy specifically designed to attract and retain high caliber investment professionals as evidenced by the experience and background of the investment team and the low turnover rate of its members.

Ownership of Fund Shares. As of September 30, 2006, First Quadrant's portfolio managers did not beneficially own any shares of the Real Return Plus Fund.

Other Accounts. As of September 30, 2006, in addition to the Real Return Plus Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Max Darnell	1	$20,000,000	13		$1,975,000,000	22		$11,291,000,000
	—	—	8	*	$1,707,000,000	13	*	$2,350,680,000
Ken Ferguson	1	$20,000,000	13		$1,975,000,000	22		$11,291,000,000
	—	—	8	*	$1,707,000,000	13	*	$2,350,680,000
Dori Levanoni	1	$20,000,000	13		$1,975,000,000	22		$11,291,000,000
	—	—	8	*	$1,707,000,000	13	*	$2,350,680,000
Todd Miller	1	$20,000,000	13		$1,975,000,000	22		$11,291,000,000
	—	—	8	*	$1,707,000,000	13	*	$2,350,680,000

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part II; however, we would like to highlight the following: First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Large Cap Growth and the Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2006.

GSAM's Growth team's (the "Growth Team") compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance-based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three-to-seven year period, rather than being focused on short-term gains in its strategies or short-term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (i) whether the Growth Team performed consistently with objectives and client commitments; (ii) whether the Growth Team's performance exceeded performance benchmarks over a market cycle; (iii) consistency of performance across accounts with similar profiles; and (iv) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad-based or narrow-based indices which will vary based on client expectations. The benchmark against which the Growth Team's performance is measured is the Russell 1000 Growth Index.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Growth Team.

GSAM and the Growth Team's decisions may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salaries and performance bonuses, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Tax-Managed Large Cap Funds' most recently completed fiscal year, GSAM's portfolio managers did not beneficially own any shares of the Large Cap Growth and Tax-Managed Large Cap Funds.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Growth and Tax-Managed Large Cap Funds, GSAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gregory H. Ekizian, David G. Shell and Steven M. Barry	28	$9,101,345,062	—	—	417	$17,063,346,749

Conflicts of Interests. GSAM portfolio managers are often responsible for managing one or more funds as well as Other Accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The firm seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Large Cap Growth and Tax-Managed Large Cap Funds and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Highland Capital

Compensation. SIMC pays Highland Capital a fee based on the assets under management of the Enhanced Income Fund as set forth in an investment sub-advisory agreement between Highland Capital and SIMC. Highland Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced Income Fund. The following information relates to the period ended September 30, 2006.

Highland Capital's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager's underlying account, the combined performance of the portfolio manager's underlying accounts, and the relative performance of the portfolio manager's underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland Capital, such as the Option It Plan and the Long-Term Incentive Plan.

Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of the Option It Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Enhanced Income Fund so as to promote the success of the Enhanced Income Fund.

Long-Term Incentive Plan. The purpose of the Long-Term Incentive Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Long-Term Incentive Plan seeks to reward participating employees based on the increased value of Highland Capital through the use of Long-Term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

Ownership of Fund Shares.  As of the end of the Enhanced Income Fund's most recently completed fiscal year, Highland Capital's portfolio manager did not beneficially own any shares of the Enhanced Income Fund.

Other Accounts. As of September 30, 2006, Highland Capital's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts	Total Assets
Mark Okada	9	$6,729,000,000	26		$15,420,000,000		—	—
	—	—	18	*	$12,926,000,000	*	—	—

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Highland Capital's portfolio manager's management of Other Accounts may give rise to potential conflicts of interest in connection with his management of the Enhanced Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Enhanced Income Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Enhanced Income Fund. While the portfolio manager's management of Other Accounts may give rise to the following potential conflicts of interest, Highland Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Highland Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Enhanced Income Fund. Because of the positions with the Enhanced Income Fund, the portfolio manager knows the size, timing, and possible market impact of Enhanced Income Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the Other Accounts he manages and to the possible detriment of the Enhanced Income Fund. However, Highland Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio manager's management of the Enhanced Income Fund and Other Accounts which, in theory, may allow him to allocate investment opportunities in a way that favors Other Accounts over the Enhanced Income Fund, which conflict of interest may be exacerbated to the extent that Highland Capital or the portfolio manager receives, or expects to receive, greater compensation from the management of the Other Accounts than the Enhanced Income Fund. Notwithstanding this theoretical conflict of interest, it is Highland Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Highland Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio manager may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Enhanced Income Fund, such an approach might not be suitable for the Enhanced Income Fund given its investment objectives and related restrictions.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2006.

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to the High Yield Bond Fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). The peer group used in evaluating the performance of the High Yield Bond Fund's portfolio managers is the Lipper High Current Yield Funds. Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, JPMIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2006, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Cook & Thomas Hauser	4	$254,000,000	10	$882,000,000	2	$322,000,000

Conflicts of Interests. The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the High Yield Bond Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Other Accounts than that received with respect to the High Yield Bond Fund, or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMIM could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients, JPMIM and its affiliates have have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective pre-determined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

LMIL

Compensation. SIMC pays LMIL a fee based on the assets under management of the Small Cap Value and Small Cap Growth Funds as set forth in an investment sub-advisory agreement between LMIL and SIMC. LMIL pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value and Small Cap Growth and Funds. The following information relates to the period ended September 30, 2006.

Portfolio managers at LMIL are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles. Portfolio managers at LMIL are compensated through a combination of salary, bonus, and partnership participation. Bonuses are formula driven based on assets managed, revenues and performance relative to peer groups. Partnership units will be granted, at no cost, based on the achievement of certain asset or revenue hurdles. LMIL's incentive compensation plan for investment teams is based upon their composite performance for all accounts managed, and is compared to their benchmark. Bonus levels are based upon their composite performance quartile ranking for the life of the product or a 3-year performance record. The same applies to both LMIL's Small Cap Growth and Small Mid teams, but an added component of profitability of LMIL is also included. Performance is measured annually and bonuses are paid in February or March of the following year.

Ownership of Fund Shares. As of the end of the Small Cap Value and Small Cap Growth Funds' most recently completed fiscal year, LMIL's portfolio managers did not beneficially own any shares of the Small Cap Value and Small Cap Growth Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Value and Small Cap Growth and Funds, LMIL's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Andrew Beja and Thomas Holman (Small Cap Growth)	2	$159,809,190	—	—	6		$63,599,035
	—	—	—	—	1	*	$80,147,393	*
R. Todd Vingers (Small Cap Value)	5	$585,478,667	5	$51,103,463	44		$731,975,578
	—	—	—	—	4	*	$137,944,702	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value and Small Cap Growth Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all portfolios managed. The Other Accounts might have similar investment objectives as the Small Cap Value and Small Cap Growth Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value and Small Cap Growth Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMIL does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMIL believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value and Small Cap Growth Funds. Because of their positions with the Small Cap Value and Small Cap Growth Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Value and Small Cap Growth Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value and Small Cap Growth Funds. However, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Value and Small Cap Growth Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value and Small Cap Growth Funds. This conflict of interest may be exacerbated to the extent that LMIL or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value and Small Cap Growth Funds. Notwithstanding this theoretical conflict of interest, it is LMIL's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value and Small Cap Growth Funds, such an approach might not be suitable for the Small Cap Value and Small Cap Growth Funds given their investment objectives and related restrictions.

LA Capital

Compensation. SIMC pays LA Capital a fee based on the assets under management of the Tax-Managed Small Cap Fund as set forth in an investment sub-advisory agreement between LA Capital and SIMC. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Managed Small Cap Fund. The following information relates to the period beginning September 30, 2006.

LA Capital's portfolio managers are all principals of the firm. Their compensation includes salaries and distributions of profit based upon their pro-rata ownership of LA Capital.

Ownership of Fund Shares. As of the end of the Tax-Managed Small Cap Fund's most recently completed fiscal year LA Capital's portfolio managers did not beneficially own any shares of the Tax-Managed Small Cap Fund.

Other Accounts. As of September 30, 2006, in addition to the Tax-Managed Small Cap Fund, LA Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Thomas Stevens	8	$683,600,000	—	—	24		$2,538,000,000
	—	—	—	—	5	*	$540,200,000
Hal Reynolds	8	$683,600,000	—	—	24		$2,538,000,000
	—	—	—	—	5	*	$540,200,000
Dave Borger	8	$683,600,000	—	—	24		$2,538,000,000
	—	—	—	—	5	*	$540,200,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Tax-Managed Small Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Tax-Managed Small Cap Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Tax-Managed Small Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LA Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Tax-Managed Small Cap Fund. Because of their positions with the Tax-Managed Small Cap Fund, the portfolio managers know the size, timing, and possible market impact of the Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Tax-Managed Small Cap Fund. However, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the Tax-Managed Small Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Tax-Managed Small Cap Fund. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Tax-Managed Small Cap Fund. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Tax-Managed Small Cap Fund, such securities might not be suitable for the Tax-Managed Small Cap Fund given their investment objectives and related restrictions.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2006.

LSV's portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. As of the end of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds' most recently completed fiscal year, LSV's portfolio managers did not beneficially own any shares of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds, LSV's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani	24	$7,775,000,000	21	$6,600,000,000	496		$48,400,000,000
	—	—	—	—	17	*	$1,700,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Value, Small Cap Value and Tax-Managed Large Cap, Tax-Managed Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap and Funds. Because of their positions with the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Value, Small Cap Value and Tax-Managed Large Cap, Tax-Managed Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds, such an approach might not be suitable for the Large Cap Value, Small Cap Value, Tax-Managed Large Cap and Tax-Managed Small Cap Funds given their investment objectives and related restrictions.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small Cap Value, Small Cap Growth and Mid-Cap Funds as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value, Small Cap Growth and Mid-Cap Funds. The following information relates to the period ended September 30, 2006.

Martingale's portfolio managers' compensation packages are commensurate with past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus, an attractive profit-sharing retirement plan and an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. Compensation does not include a bonus that is linked to the performance of the Small Cap Value, Small Cap Growth and Mid-Cap Funds.

Ownership of Fund Shares. As of the end of the Small Cap Value, Small Cap Growth and Mid-Cap Funds' most recently completed fiscal year, Martingale's portfolio managers did not beneficially own any shares of the Small Cap Value, Small Cap Growth and Mid-Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Value, Small Cap Growth and Mid-Cap Funds, Martingale's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Samuel Nathans, James Eysenbach and William E. Jacques)	8	$906,500,000	21	*	$1,650,000,000	32	**	$2,492,700,000

*  Two of the accounts listed above are subject to a performance-based advisory fee.

**One of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value, Small Cap Growth and Mid-Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all other Martingale accounts. The Other Accounts might have similar investment objectives as the Small Cap Value, Small Cap Growth and Mid-Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Value, Small Cap Growth and Mid-Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value, Small Cap Growth and Mid-Cap Funds. Because of their positions with the Small Cap Value, Small Cap Growth and Mid-Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Value, Small Cap Growth and Mid-Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value, Small Cap Growth and Mid-Cap Funds. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Mazama

Compensation. SIMC pays Mazama a fee based on the assets under management of the Small Cap Growth and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between Mazama and SIMC. Mazama pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2006.

Mazama's compensation structure is designed to maximize performance and keep the interests of each member of Mazama's portfolio management team aligned with those of Mazama's clients.

Each portfolio manager and research analyst receives a base salary representing 20-30% of cash compensation and a performance-based incentive representing 70-80% of cash compensation. The performance-based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. Mazama's Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between Mazama's portfolio returns and the returns of the benchmark for the portion of the Small Cap Growth and Tax-Managed Small Cap Funds managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index, Russell Mid Cap Growth Index or Russell 3000 Growth Index).

Equity-based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, Mazama's Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder, or both.

Ownership of Fund Shares. As of the end of the Small Cap Growth and Tax-Managed Small Cap Funds' most recently completed fiscal year, Mazama's portfolio managers did not beneficially own any shares of the Small Cap Growth and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Growth and Tax-Managed Small Cap Funds, Mazama's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Ronald A. Sauer, Stephen C. Brink, Gretchen M. Novak, Timothy P. Butler and Michael D. Clulow	12	$1,568,000,000	—	—	74	*	$5,464,000,000

*  Some of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Small Cap Growth and Tax-Managed Small Cap Funds is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index. Despite the potential conflicts of interest in favoring those accounts, Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over Other Accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small Cap Growth and Tax-Managed Small Cap Funds or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Small Cap Growth and Tax-Managed Small Cap Funds or another client account, the Small Cap Growth and Tax-Managed Small Cap Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Small Cap Growth and Tax-Managed Small Cap Funds with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

McKinley Capital

Compensation. SIMC pays McKinley Capital a fee based on the assets under management of the Small Cap Growth and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2006.

Compensation to McKinley Capital's investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of the President and Chief Investment Officer.

Ownership of Fund Shares. As of the end of the Small Cap Growth and Tax-Managed Small Cap Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the Small Cap Growth and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Growth and Tax-Managed Small Cap Funds, McKinley Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert B. Gillam, Robert A. Gillam, Greg Smorajski, Frederic Parke, Sheldon Lien, Brandon Rinner and Paul Hanson	5	$1,057,556,000	1	$51,000,000	68	$10,809,000,000

Conflicts of Interests. McKinley Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Growth and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Small Cap Growth and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Growth and Tax-Managed Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Growth and Tax-Managed Small Cap Funds. Because of their positions with the Small Cap Growth and Tax-Managed Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap Growth and Tax-Managed Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Growth and Tax-Managed Small Cap Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Growth and Tax-Managed Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Growth and Tax-Managed Small Cap Funds, in which the conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Growth and Tax-Managed Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Growth and Tax-Managed Small Cap Funds, such an approach might not be suitable for the Small Cap Growth and Tax-Managed Small Cap Funds given their investment objectives and related restrictions.

MWAM

Compensation. SIMC pays MWAM a fee based on the assets under management of the Core Fixed Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between MWAM and SIMC. MWAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and High Yield Bond Funds. The following information relates to the period ended September 30, 2006.

MWAM's compensation of investment professionals primarily reflects the firm's ability to generate long-term investment success on behalf of client accounts. Portfolio managers who are partners at MWAM receive a salary plus their pro rata share of MWAM profits (if any). Portfolio managers who are not equity owners of MWAM receive an annual salary plus the possibility of a cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary, plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MWAM's Profit Sharing/401(k) Plan. In general, MWAM's overall profitability determines the total amount of incentive compensation available to investment professionals.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weight or formula for considering certain factors. Among the factors considered are: (i) relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); (ii) complexity of investment strategies; (iii) participation in the investment team's dialogue; (iv) contribution to business results and overall business strategy; (v) success of marketing/business development efforts and client servicing; (vi) seniority/length of service with the firm; (vii) management and supervisory responsibilities; and (viii) fulfillment of MWAM's leadership criteria.

Ownership of Fund Shares. As of the end of the Core Fixed Income and High Yield Bond Funds' most recently completed fiscal year, MWAM's portfolio managers did not beneficially own any shares of the Core Fixed Income and High Yield Bond Funds.

Other Accounts. As of September 30, 2006, in addition to the Core Fixed Income and High Yield Bond Funds, MWAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Tad Rivelle	8		$4,154,170,000	2		$76,580,000	154		$10,908,550,000
	2	*	$385,750,000	2	*	$76,580,000	19	*	$2,350,680,000
Laird Landmann	8		$4,154,170,000	2		$76,580,000	154		$10,908,550,000
	2	*	$385,750,000	2	*	$76,580,000	19	*	$2,350,680,000
Stephen Kane	8		$4,154,170,000	2		$76,580,000	154		$10,908,550,000
	2	*	$385,750,000	2	*	$76,580,000	19	*	$2,350,680,000
David Lippman	8		$4,154,170,000	2		$76,580,000	154		$10,908,550,000
	2	*	$385,750,000	2	*	$76,580,000	19	*	$2,350,680,000
Jamie Farnham	3		$334,030,000	—		—	—		—
	—		—	—		—	—		—

Conflicts of Interests. A MWAM portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than Other Accounts that did not receive an allocation of a particular initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).

Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than Other Accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while Other Accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of Other Accounts. Similarly, if MWAM receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

With respect to securities transactions for the Core Fixed Income and High Yield Bond Funds, MWAM determines which broker to use to execute each order, consistent with its duty to seek best execution. MWAM aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MWAM may be limited by clients or other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MWAM may place separate, non-simultaneous transactions for the Core Fixed Income and High Yield Bond Funds and another account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MWAM seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MWAM has in place a Code of Ethics designed to minimize conflicts of interest between clients and its investment personnel.

Montag & Caldwell

Compensation. SIMC pays Montag & Caldwell a fee based on the assets under management of the Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Montag & Caldwell and SIMC. Montag & Caldwell pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended September 30, 2006.

Portfolio Managers, Analysts & Traders. Compensation, which includes salary and bonus, is determined by Montag & Caldwell's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee, which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. Montag & Caldwell does not employ performance-based compensation formulas. Other incentives include a Pension Plan and 401(k) Savings & Profit Sharing Plan.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Tax-Managed Large Cap Funds' most recently completed fiscal year, Montag & Caldwell's portfolio managers did not beneficially own any shares of the Large Cap Growth and Tax-Managed Large Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Growth and Tax-Managed Large Cap Funds, Montag & Caldwell's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William A. Vogel	4	$284,000,000	—	—	26	$981,000,000

Conflicts of Interests. Since all of Montag & Caldwell's portfolios, including the Large Cap Growth and Tax-Managed Large Cap Funds, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the firm's handling of multiple accounts. The strategies employed by Montag & Caldwell are similar across the board since the firm manages only one product—large cap growth. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

NCRAM

Compensation. SIMC pays NCRAM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between NCRAM and SIMC. NCRAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2006.

NCRAM's compensation structure for portfolio managers includes a salary and a discretionary bonus. The bonus is based on an individual's contribution toward the company's overall growth and success. Bonuses for portfolio managers are directly linked to annual, pre-tax account investment performance for all accounts managed by a portfolio manager and the company's success.

NCRAM does not offer direct ownership, phantom stock, or profit sharing to its employees. However, NCRAM's indirect parent company, Nomura Holdings, Inc., recently introduced an equity incentive program that is currently available to NCRAM's senior executives and portfolio managers. Robert Levine, Chief Investment Officer and Stephen Kotsen, Managing Director and Portfolio Manager for the High Yield Bond Fund, participate in this program.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, NCRAM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2006, in addition to the High Yield Bond Fund, NCRAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Stephen Kotsen	1	$307,156,579	5		$4,102,435,470	10	$1,954,960,460
Amy Yu	—	—	6	*	$92,066,359	—	—

*  Four of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include pooled investment vehicles and institutional separate accounts. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the High Yield Bond Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, NCRAM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, NCRAM believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing, and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that NCRAM or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is NCRAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such an approach might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Small Cap Value and Small Cap Growth Funds as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value and Small Cap Growth Funds. The following information relates to the period ended September 30, 2006.

All of PanAgora's investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of salary. All employees are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not the revenue associated with these accounts.

PanAgora's employees are included in the Equity Partnership Plan offered by their parent company, Putnam Investments. Under the terms of the Plan, up to 15% of the equity in the parent company may beissued in new, non-voting shares and distributed to company professionals.

Ownership of Fund Shares. As of the end of the Small Cap Value and Small Cap Growth Fund's most recently completed fiscal year, PanAgora's portfolio managers did not beneficially own any shares of the Small Cap Value and Small Cap Growth Funds.

Other Accounts. As of September 30, 2006, in addition to the Small Cap Value and Small Cap Growth Funds, PanAgora's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Eric Sorensen	#	—	#		—	#		—
Ronald Hua	2	$124,452,456	13	*	$1,099,700,477	20	*	$5,081,603,318
Kenneth Masse	2	$124,452,456	13	*	$1,099,700,477	20	*	$5,081,603,318
Sanjoy Ghosh	2	$124,452,456	13	*	$1,099,700,477	20	*	$5,081,603,318

#  Eric Sorensen is CEO of PanAgora and as such has oversight of the Firms accounts.

*  Certain accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value and Small Cap Growth Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans and separately managed accounts, as well as incubated accounts. The Other Accounts might have similar investment objectives as the Small Cap Value and Small Cap Growth Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Value and Small Cap Growth Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value and Small Cap Growth Funds. Because of their positions with the Small Cap Value and Small Cap Growth Funds, the portfolio managers know the size, timing and possible market impact of Small Cap Value and Small Cap Growth Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Value and Small Cap Growth Funds. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Value and Small Cap Growth Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Value and Small Cap Growth Funds. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap Value and Small Cap Growth Funds. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap Value and Small Cap

Growth Funds, such securities might not be suitable for the Small Cap Value and Small Cap Growth Funds given their investment objectives and related restrictions.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds. The following information relates to the period ended September 30, 2006.

Employee Compensation. Compensation of Parametric's portfolio managers and other investment professionals has three primary components: (i) a base salary; (ii) a quarterly cash bonus; and (iii) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corporation's nonvoting common stock (Parametric's parent company). Parametric's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of Parametric profits. While the base salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Ownership of Fund Shares. As of the end of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds' most recently completed fiscal year, Parametric's portfolio managers did not beneficially own any shares of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds.

Other Accounts. As of September 30, 2006, in addition to the Tax-Managed Large Cap and Tax-Managed Small Cap Funds, Parametric's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Seto	13	$5,388,000,000	—	—	7,616,000,000	$12,403,000,000
David Stein	13	$5,388,000,000	—	—	7,616,000,000	$12,403,000,000

Conflicts of Interests. Parametric's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Tax-Managed Large Cap and Tax-Managed Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include other investment company accounts and separately managed accounts. The Other Accounts might have similar investment objectives as the Tax-Managed Large Cap and Tax-Managed Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Tax-Managed Large Cap and Tax-Managed Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to potential conflicts of interest, Parametric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Parametric believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Growth and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth and Large Cap Diversified Alpha Funds. The following information relates to the period ended September 30, 2006.

Investment professionals are compensated through a combination of a base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component of their compensation is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: (i) investment performance (pre-tax) of funds on a one-year and 3-year basis relative to appropriate market peer groups or benchmarks; and (ii) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc. ("Prudential Financial," QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees.

Each investment professional's incentive compensation payment, including the annual cash bonus and long-term incentive grant, is primarily determined by how significantly the individual contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Investment professional compensation is not directly linked to the performance of the Large Cap Growth and Large Cap Diversified Alpha Funds or any Other Account.

Ownership of Fund Shares. As of the end of the Large Cap Growth and Large Cap Diversified Alpha Funds' most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Growth and Large Cap Diversified Alpha Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Growth and Large Cap Diversified Alpha Funds, QMA's portfolio managers were responsible for the management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Margaret Stumpp	19	$13,298,256,920	25	$6,191,051,498	98	$9,701,003,485
Mitchell Stern	12	$6,101,327,539	19	$5,324,520,132	44	$10,656,004,298
Daniel Carlucci	12	$6,101,327,539	18	$5,324,520,132	43	$10,592,946,737
Peter Xu	12	$6,101,327,539	18	$5,324,520,132	43	$10,592,946,737
Ted Lockwood	18	$13,184,380,299	21	$5,392,182,689	96	$18,150,604,560
Devang Gambhirwala	12	$6,101,327,539	19	$5,324,520,132	44	$10,656,004,298

*    "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts and commingled trust funds. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform) and offshore mutual funds.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of such account).

***  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. QMA is an indirect, wholly-owned subsidiary of Prudential Financial and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Large Cap Growth and Large Cap Diversified Alpha Funds. Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Large Cap Growth and Large Cap Diversified Alpha Funds, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Large Cap Growth and Large Cap Diversified Alpha Funds. QMA is able to avoid a variety of potential conflicts related to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Large Cap Growth and Large Cap Diversified Alpha Funds and an affiliated entity may be selling or recommending a sale of the same security. Conversely, QMA may be selling a security for the Large Cap Growth and Large Cap Diversified Alpha Funds and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Large Cap Growth and Large Cap Diversified Alpha Funds at the same time.

With respect to the management of the Large Cap Growth and Large Cap Diversified Alphs Funds, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for Other Accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts, including the Large Cap Growth and Large Cap Diversified Alpha Funds.

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Large Cap Growth and Large Cap Diversified Alpha Funds, at a price which may or may not differ from the price of the securities purchased or sold for the Large Cap Growth and Large Cap Diversified Alpha Funds. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any Other Account, including the Large Cap Growth and Large Cap Diversified Alpha Funds, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted an allocation policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

In addition, portfolio managers may advise proprietary accounts, affiliates' accounts, and the general account of The Prudential Insurance Company of America ("Prudential's General Account," and together with QMA's proprietary accounts and affiliates' accounts, the "Affiliated Accounts"). QMA portfolio managers may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts, including the Large Cap Growth and Large Cap Diversified Alpha Funds, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a Code of Ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect and ensure avoidance or disclosure of each and every situation in which a conflict may arise.

RCM

Compensation. SIMC pays RCM a fee based on the assets under management of the Enhanced Income Fund as set forth in an investment sub-advisory agreement between RCM and SIMC. RCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced Income Fund. The following information relates to the period ended September 30, 2006.

RCM's portfolio managers receive a base salary, as well as bonuses based on both the pre-tax profits of the firm and the firm's distributions to shareholders. No portfolio manager or any other member of RCM's staff is compensated on the basis of individual account performance.

Ownership of Fund Shares. As of the end of the Enhanced Income Fund's most recently completed fiscal year, RCM's portfolio managers did not beneficially own any shares of the Enhanced Income Fund.

Other Accounts. As of September 30, 2006, RCM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bob Noyen	4	$721,620,000	1	$634,060,000	15	$20,850,448,948
Peter Wakefield	—	—	4	$6,698,460,000	7	$13,936,445,071
Robert Bloom	—	—	—	—	8	$2,761,448,212
Dmitri Tikhonov*	—	—	—	—	—	—

*  Dmitri Tikhonov recently joined the portfolio management team and as yet has not assumed responsibility for any accounts.

Please note: The overall currency investment strategy is managed collectively by the portfolio managers. The table above lists accounts by those individual portfolio managers responsible for the management of the technical relationship between RCM and its clients. In each case, the client contact portfolio manager has a back-up portfolio manager to cover any absences.

Conflicts of Interest. The systematic nature of RCM's investment processes effectively eliminates the potential for conflict between the Other Accounts of a portfolio manager. The liquidity of the currency market is such that even if a portfolio manager was pursuing a similar investment strategy for another account, RCM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, RCM believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Although the potential for a conflict of interest is remote in the portfolio managers' day-to-day management of the Enhanced Income Fund, RCM has adopted policies and procedures reasonably designed to effectively eliminate such conflicts. RCM's processes ensure that it is not possible for a portfolio manager to allocate investment opportunities in a way that favors Other Accounts over the Enhanced Income Fund. Further, neither the compensation that RCM nor the portfolio managers receive, nor expect to receive, lead them to favor their management of the Other Accounts over the Enhanced Income Fund. Accepting the possibility of a theoretical conflict of interest however, it is RCM's policy to manage each account based on its investment objectives and related restrictions, as discussed above, RCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Real Estate Fund as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Estate Fund. The following information relates to the period ended September 30, 2006.

The principal form of compensation of Security Capital's professionals is comprised of a base salary and a target bonus. In addition, for the senior members of the professional staff, long-term compensation comprises an important part of the compensation program. Each professional is paid a cash salary and, in addition, a year-end cash bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The target bonus may range from 10% of salary to as much as 100% of salary, depending upon one's position within the organization. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. The actual bonus paid to a professional is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within Security Capital.

Ownership of Fund Shares. As of the end of the Real Estate Fund's most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Real Estate Fund.

Other Accounts. As of September 30, 2006, in addition to the Real Estate Fund, Security Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Anthony R. Manno, Jr.	5	$2,100,000,000	1	$1,700,000,000	621		$1,900,000,000
	—	—	—	—	3	*	$300,000,000	*
Kenneth D. Statz	5	$2,100,000,000	1	$1,700,000,000	613		$1,900,000,000
	—	—	—	—	3	*	$300,000,000	*
Kevin W. Bedell	5	$2,100,000,000	1	$1,700,000,000	619		$1,900,000,000
	—	—	—	—	3	*	$300,000,000	*
David E. Rosenbaum	5	$2,100,000,000	1	$1,700,000,000	620		$1,900,000,000
	—	—	—	—	3	*	$300,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Security Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Real Estate Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include other registered mutual funds and separately managed accounts. The Other Accounts might have similar investment objectives as the Real Estate Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Real Estate Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Real Estate Fund. Because of their positions with the Real Estate Fund, the portfolio managers know the size, timing, and possible market impact of Real Estate Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Real Estate Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Real Estate Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Real Estate Fund, which conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Real Estate Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Real Estate Fund, such an approach might not be suitable for the Real Estate Fund given their investment objectives and related restrictions.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the Large Cap Diversified Alpha and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha and Core Fixed Income Funds. The following information relates to the period ended September 30, 2006.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, taking into consideration the following factors for portfolio managers: (i) risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager; (ii) account strategy; (iii) innovative and profitable transaction ideas; (iv) client service; and (v) operational efficiency. Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation. Cash bonuses are used to reward outstanding individual performance.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed; there is no compensation formula based on the Large Cap Diversified Alpha and Core Fixed Income Funds' pre- or after-tax performance, or based on the Large Cap Diversified Alpha and Core Fixed Income Funds' assets. In addition, there are no differences between the method of determining compensation with respect to the Large Cap Diversified Alpha and Core Fixed Income Funds and any Other Accounts.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha and Core Fixed Income Funds' most recently completed fiscal year, Smith Breeden's portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha and Core Fixed Income Funds.

Other Accounts. As of September 30, 2006, in addition to the Large Cap Diversified Alpha and Core Fixed Income Funds, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Rob Aufdenspring	—	—	—	—	2		$120,000,000
	—	—	—	—	2	*	$120,000,000
Tim Cunneen	1	$221,000,000	2	$669,000,000	16		$9,948,000,000
	—	—	1	$128,000,000	4	*	$414,000,000
Tim Rowe		—	—	—	18		$5,376,000,000
	—	—	—	—	7	*	$1,987,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  Smith Breeden's portfolio managers typically manage more than one portfolio. The portfolios may be separate accounts or commingled funds and some have performance-based fees. The side-by-side management of accounts with different fee structures or performance-based fees may raise potential conflicts with respect to the allocation of investment opportunities and the aggregation of trades.

Smith Breeden has developed a compliance program that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act of 1940 and generally requires both Smith Breeden and its employees to deal with all clients in a fair and equitable manner. Smith Breeden's policies and procedures are designed to identify and monitor potential conflicts of interest and to appropriately manage any conflicts that do arise.

Smith Breeden's Trade Allocation Policy is designed to ensure that (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. Smith Breeden's Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of the company's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time. On occasion, Smith Breeden, its principals, or employees may purchase or sell for their own accounts securities also invested in by clients or recommended to clients. Smith Breeden's Code of Ethics governs conflicts of interest that such individuals may have with client securities holdings and transactions. Smith Breeden has adopted a Proxy Voting Policy that provides procedures and guidelines for proxy voting.

Wellington Management

Compensation. SIMC pays Wellington Management a fee based on the assets under management of the Enhanced Income, Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds as set forth in the sub-advisory agreements between Wellington Management and SIMC with respect to the Enhanced Income, Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Enhanced Income, Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds. The following information relates to the period ended September 30, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals primarily responsible for the day-to-day management of the Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds includes a base salary and incentive components.

The portfolio managers' base salary is determined by the managing partners of the firm and is generally a fixed amount that may change as a result of an annual review. Wellington Management's portfolio managers are eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by that portfolio manager and generally each other portfolio managed by such portfolio manager. The portfolio managers' incentive payments relating to the Enhanced Income, Small Cap Value, Small Cap Growth and Real Estate Funds are linked to the gross pre-tax performance of the Enhanced Income, Small Cap Value, Small Cap Growth and Real Estate Funds compared to the benchmark or peer group identified below. The portfolio manager's incentive payments relating to the Enhanced Income Fund are based solely on the revenues earned by Wellington Management and are not directly linked to the performance of the account. Wellington Management applies similar incentive structures (although the benchmark or peer group time periods and rates may be different) to other similar portfolios managed by the portfolio manager.

Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Hoffman, Rome and Smith are all partners of Wellington Management.

Small Cap Value Fund—Wilshire Real Estate Securities Total Return Index

Small Cap Growth Fund—Russell 2000 Index

Real Estate Fund—Wilshire Real Estate Securities Total Return Index

Enhanced Income Fund—N/A

The Enhanced Income, Small Cap Growth Fund uses the Russell 2000 Index as a benchmark and/or peer group for the incentive period, while the Enhanced Income, Small Cap Value and Real Estate Funds use the Wilshire Real Estate Securities Total Return Index as a benchmark and/or peer group for the incentive period.

Ownership of Fund Shares. As of the end of the Enhanced Income, Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds' most recently completed fiscal year, Wellington Management's portfolio managers did not beneficially own any shares of the Enhanced Income, Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds.

Other Accounts. As of September 30, 2006, in addition to the Enhanced Income, Small Cap Value, Small Cap Growth, Enhanced Income and Real Estate Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets**	Number of Accounts		Total Assets**	Number of Accounts		Total Assets**
James P. Hoffman	4	$394,300,000	30		$2,415,600,000	127		$2,751,300,000
	n/a	n/a	3	*	$631,400,000	15	*	$169,000,000
Jamie A. Rome	4	$707,100,000	11		$1,504,200,000	22		$3,710,100,000
	n/a	n/a	n/a		n/a	1	*	$70,200,000
Timothy E. Smith	6	$865,100,000	7		$8,410,300,000	44		$8,037,500,000
	—	—	—		—	2		$66,9000,000

*  Accounts listed above are subject to a performance-based advisory fee.

**  Assets are rounded to the nearest one hundred thousands dollars.

Conflicts of Interests. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds.

Wellington Management's portfolio managers generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds. The portfolio managers make investment decisions for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio manager may purchase or sell securities, including initial public offerings, for one portfolio and not another portfolio, and the performance of securities purchased for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds may vary from the performance of securities purchased for other portfolios. Alternatively, these portfolios may be managed in a similar fashion to the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds and thus the portfolios may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds.

The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds, or make investment decisions that are similar to those made for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds, both of which have the potential to adversely impact the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, the portfolio managers may purchase the same security for the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds' holdings.

In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds to Wellington Management.

Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with managed by a given portfolio manager. Finally, the Small Cap Value, Small Cap Growth, Small/Mid Cap Equity, Enhanced Income and Real Estate Funds' portfolio managers may hold shares or investments in the other pooled investment vehicles and/or identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of initial public offerings, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain Other Accounts.

Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

Wells Capital

Compensation. SIMC pays Wells Capital a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Wells Capital and SIMC. Wells Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended September 30, 2006.

Wells Capital's portfolio managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against certain benchmarks over a calendar year period. Marie Chandoha's incentive bonus is based, in part, on her portfolio performance measured against the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers 1-3 Year U.S. Government Index. William C. Stevens' incentive bonus is based, in part, on his portfolio performance measured against the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers 1-3 Year U.S. Government Index.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Wells Capital's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of September 30, 2006, in addition to the Core Fixed Income Fund, Wells Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Marie Chandoha	8	$5,200,000,000	3	$1,100,000,000	43	*	$8,300,000,000
William Stevens	9	$5,800,000,000	3	$1,100,000,000	46	*	$8,300,000,000

*  Two of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Wells Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Core Fixed Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Core Fixed Income Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Core Fixed Income Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Wells Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Wells Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Core Fixed Income Fund. Because of their positions with the Core Fixed Income Fund, the portfolio managers know the size, timing, and possible market impact of Core Fixed Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. However, Wells Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Core Fixed Income Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Core Fixed Income Fund, which conflict of interest may be exacerbated to the extent that Wells Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Core Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is Wells Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Wells Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Core Fixed Income Fund, such an approach might not be suitable for the Core Fixed Income Fund given its investment objectives and related restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended September 30, 2006.

Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with the employee's job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Due to the fact that portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These incentives are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of September 30, 2006, in addition to the Core Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steve Walsh	141	$147,700,712,749	22	$25,549,630,887	1,014	$291,293,263,432
Ken Leech	141	$147,700,712,749	22	$25,549,630,887	1,014	$291,293,263,432
Ed Moody	2	$296,212,172	0	$0	114	$20,069,069,593
Carl Eichstaedt	15	$3,877,743,127	1	$324,190,457	97	$21,553,834,628
Mark Lindbloom	8	$3,144,626,279	0	$0	24	$4,065,559,769

Note:  The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interests.  Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). The management of multiple accounts could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and Other Accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Account(s) involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or an Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western Aset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long-only accounts (which include the Core Fixed Income Fund) for timing and pattern-related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

Western

Compensation.  SIMC pays Western a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western and SIMC. Western pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended September 30, 2006.

Western's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with the employee's job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Due to the fact that portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These incentives are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares.  As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts.  As of September 30, 2006, in addition to the Core Fixed Income Fund, Western's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steve Walsh	141	$147,700,712,749	22	$25,549,630,887	1,014	$291,293,263,432
Ken Leech	141	$147,700,712,749	22	$25,549,630,887	1,014	$291,293,263,432

Conflicts of Interests.  Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). The management of multiple accounts could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western or an affiliate has an interest in the account. Western has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and Other Accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Account(s) involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or an Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long-only accounts (which include the Core Fixed Income Fund) for timing and pattern-related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement (the "Distribution Agreement") with this Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Trust has adopted shareholder servicing plans for its Class A, Class I and Class Y shares (each a "Shareholder Servicing Plan" and collectively the "Shareholder Servicing Plans") and administrative servicing plans (each an "Administrative Servicing Plan" and collectively the "Administrative Servicing Plans") for the Class A and Class I shares of the Funds. Under the Service Plans for Class I and Class Y Shares, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided in investments; and assisting clients in changing dividend options, account designations and addresses. Under the Shareholder Servicing Plan for Class A Shares and Administrative Servicing Plans, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: providing subaccounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with a Fund or its service providers; processing dividend payments from a Fund on behalf of its clients; and providing such other similar services as a Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Fund and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Fund. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources, and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisers and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Funds' Shareholder Services Plan or Administrative Services Plan.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 75 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board of Trustees by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the trusts, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1986)—SEI employee, 1974-present. President and Chief Executive Officer of the Trust, December 2005-present. President and Director of SEI Opportunity Master Fund, L.P. and SEI Opportunity Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, and SEI Global Nominee Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation

Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee* (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia) Limited and SEI Asset Korea Co., Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)—Trustee (since 1986)—Retired. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)—Trustee (since 1995)—Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation. Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Partner, Cue Capital since 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Institutional Investments Trust and SEI Tax Exempt Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee.  The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available or deemed not eligible. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets as necessary, and met 41 times during the Trust's most recently completed fiscal year.

•  Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee operates under procedures approved by the Board which provide that the Nominating Committee will consider nominees recommended by shareholders when such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's address. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The principal responsibility of the Governance Committee is to consider governance and compensation issues, as well as to conduct a self assessment of the Board's operations. The Governance Committee will meet periodically, as necessary. It was established at the December 2005 meeting of the Trustees and did not meet during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher
Mr. Doran
Independent
Mr. Gooch
Mr. Storey
Mr. Sullivan
Ms. Greco
Ms. Lesavoy
Mr. Williams

*  Valuation date is December 31, 2006.

Board Compensation.  The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch	$37,056	N/A	N/A	$184,451
Mr. Storey	$37,056	N/A	N/A	$184,451
Mr. Sullivan	$37,056	N/A	N/A	$184,451
Ms. Greco	$37,056	N/A	N/A	$184,451
Ms. Lesavoy	$37,056	N/A	N/A	$184,451
Mr. Williams	$37,056	N/A	N/A	$184,451

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

ROBERT A. NESHER—(DOB 08/17/46)—President and Chief Executive Officer (since 2005)—SEI employee, 1974-present. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of SIMC, the Administrator and the Distributor, 1981-1994. President and Director of SEI Opportunity Fund, L.P. (2005-present). Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd., Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.

STEPHEN F. PANNER (DOB 06/08/70)—Controller and Chief Financial Officer (since 2005)—Fund Accounting Director of the Administrator, 2005-present. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., Bishop Street Funds, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund and The Advisors' Inner Circle Fund II since March 2006. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Senior Investment Analyst—Equity Team of SEI, March 2000-February 2003.

JOHN J. MCCUE (DOB 04/20/63)—Vice President (since 2004)—Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003-2005.

SOFIA A. ROSALA (DOB 02/01/74)—Vice President and Assistant Secretary (since 2004)—Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI Investments, September 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

JAMES NDIAYE (DOB 09/11/68)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003.

MICHAEL T. PANG (DOB 07/08/72)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)—Anti-Money Laundering Compliance Officer (since 2005)—Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI Investments since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the

"Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

Purchases and redemptions of shares of the Funds may be made on a Business Day. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the Distributor, and/or the Custodian are not open for business.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the federal, state and local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net interest income excludable from net income, 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid federal excise tax liability when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) out of its accumulated or current earnings and profits generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by the High Yield Bond and Core Fixed Income Funds, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, will be treated as either long-term or short-term capital gain or loss depending upon how long you have held your shares. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

For corporate investors in some of the Funds, dividend distributions such Funds designated to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if such Funds were regular corporations.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) failed to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

The Funds may invest in complex securities. These investments may be subject to numerous special tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these may affect the amount, timing, or character of the income distributed to you by a Fund.

The status of commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide the income from commodity-linked swaps in which the Fund invests will not be considered qualifying income after September 30, 2006. As a result, the Funds restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of their gross income.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Some of the Funds may invest a portion of their portfolios in obligations of the U.S. Government. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisers regarding the effect of federal, state, and local taxes in their own individual circumstances.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as sub-advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain sub-advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay fund operating expenses. Sub-advisers are authorized to execute trades pursuant to the Program, provided that the sub-adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in sub-advisers in the Fund or a reallocation of assets among the Fund's sub-advisers. An unaffiliated third-party broker selected by SIMC or the relevant sub-adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal year ended September 30, 2006, the Funds paid the following brokerage fees:

Fund	Total $ Amount of Brokerage Commissions Paid in FYE 9/30/06 (000)	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers in FYE 9/30/06 (000)	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokered Transactions Effected Through Affiliated Brokers
Large Cap Value	$2,330,559.65	$356,000.00	15%	15%
Large Cap Growth	$3,670,268.01	$417,000.00	11%	11%
Tax-Managed Large Cap	$1,280,450.62	$150,000.00	12%	12%
Small Cap Value	$1,888,598.54	$389,000.00	21%	21%
Small Cap Growth	$2,973,005.48	$259,000.00	9%	9%
Tax-Managed Small Cap	$636,126.33	$196,000.00	31%	31%
Mid cap	$38,583.50	—	0%	0%
Core Fixed Income	$295,591.14	—	0%	0%
High Yield Bond	$21,708.46	—	0%	0%
U.S. Managed Volatility	$184,948.87	—	0%	0%
Large Cap Diversified Alpha	$853,513.66	—	0%	0%
Real Estate	$153,898.64	$27,000.00	18%	18%
Global Managed Volatility	$59,136.74	—	0%	0%
Enhanced Income	$4,917.20	—	0%	0%
Real Return Plus	*	*	*	*

*  Not in operation during such period.

For the fiscal years ended September 30, 2004 and 2005, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)		Total $ Amount of Brokerage Commissions Paid to Affiliates (000)
Fund	2004	2005	2004	2005
Large Cap Value Fund	$3,492	$2,915	$514	$667
Large Cap Growth Fund	$4,411	$3,400	$1,084	$735
Tax-Managed Large Cap Fund	$1,371	$1,069	$273	$219
Small Cap Value Fund	$2,634	$1,907	$310	$48
Small Cap Growth Fund	$4,479	$2,485	$479	$309
Tax-Managed Small Cap Fund	$712	$623	$119	$106
Mid-Cap Fund	$14	$25	$0	$0
Core Fixed Income Fund	$343	$230	$0	$0
High Yield Bond Fund	$4	$18	$0	$0
U.S. Managed Volatility Fund	*	$105	*	$0
Large Cap Diversified Alpha Fund	*	*	*	*
Real Estate Fund	$72	$95	$20	$25
Global Managed Volatility Fund	*	*	*	*
Enhanced Income Fund	*	*	*	*
Real Return Plus Fund		*	*	*

*  Not in operation during such period.

For certain of the Funds, the reason for the difference between the percentage of brokerage commissions paid to the Distributor as compared to all brokerage commissions and the percentage of the amount of brokered transactions as compared to the aggregate amount of all brokered transactions for the most recent fiscal year versus the previous fiscal year is the increase in assets for those funds.

The portfolio turnover rate for the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, Core Fixed Income, High Yield Bond, U.S. Managed Volatility, Large Cap Diversified Alpha, Global Managed Volatility, Enhanced Income and Real Estate Funds for the fiscal years ending September 30, 2005 and 2006 was as follows:

	Turnover Rate
Fund	2005	2006
Large Cap Value Fund	44%	58%
Large Cap Growth Fund	52%	89%
Tax-Managed Large Cap Fund	31%	65%
Small Cap Value Fund	71%	72%
Small Cap Growth Fund	116%	99%
Tax-Managed Small Cap Fund	99%	73%
Mid-Cap Fund	137%	135%
Core Fixed Income Fund	557%	478%
High Yield Bond Fund	132%	126%
U.S. Managed Volatility Fund	102%	133%
Real Estate Fund	58%	65%
Large Cap Diversified Alpha Fund	*	72%
Global Managed Volatility Fund	*	13%
Enhanced Income Fund	*	70%

*  Not in operation during such period.

For the Large Cap Growth Fund, turnover increased in the fiscal year 2006 as compared with the fiscal year 2005 due to the addition of a Sub-Adviser in fiscal year 2006. For the Tax-Managed Large Cap Fund, turnover increased in the fiscal year 2006 as compared with the fiscal year 2005 due to the redistribution of Fund assets away from terminated Sub-Advisers. For the U.S. Managed Volatility Fund, turnover increased in the fiscal year 2006 as compared with 2005 due to the combination of steady asset growth in the Fund throughout the year punctuated with a redemption of a portion of the Fund's assets in July. The July redemption funded the Global Managed Volatility Fund. For the Core Fixed Income Fund, turnover declined in the fiscal year 2006 as compared with the fiscal year 2005 as there were no significant changes in portfolio construction or manager turnover in fiscal year 2006.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 2006, the Trust held the following securities:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Value	JP Morgan Chase	Equity	$106,375
	Lehman Brothers	Equity	$24,167
	Merrill Lynch	Equity	$54,887
	Morgan Stanley	Equity	$35,937
	Goldman Sachs	Equity	$20,436
	Bear Stearns	Equity	$5,408
	Barclays Capital	Equity	$4,138
	Bank of New York	Equity	$2,292
	Bear Stearns	Debt	$14,730
	Morgan Stanley	Debt	$7,034
	Jeffries & Company	Debt	$1,907
Core Fixed Income	Lehman Brothers	Debt	$42,524
	Merrill Lynch	Debt	$27,291
	Morgan Stanley	Debt	$72,156
	Goldman Sachs	Debt	$13,777
	Credit Suisse	Debt	$68,287

Fund	Name of Issuer	Type of Security	Amount (000)
	Barclays Capital	Debt	$6,756
	Bear Stearns	Debt	$55,695
	JP Morgan Chase	Debt	$70,415
	Deutsche Bank	Debt	$7,673
Small Cap Growth	Bear Stearns	Debt	$12,162
	Morgan Stanley	Debt	$5,807
	Barclays Capital	Debt	$3,416
Mid cap	Bear Stearns	Debt	$364
	Morgan Stanley	Debt	$174
	Barclays Capital	Debt	$102
Large Cap Growth	Goldman Sachs	Equity	$13,854
	Bear Stearns	Equity	$518
	Morgan Stanley	Equity	$5,371
	Lehman Brothers	Equity	$5,156
	Merrill Lynch	Equity	$20,017
	Bear Stearns	Debt	$11,701
	Morgan Stanley	Debt	$5,588
	Barclays Capital	Debt	$3,287
Small Cap Value	Bear Stearns	Debt	$9,839
	Morgan Stanley	Debt	$4,698
	Barclays Capital	Debt	$2,764
High Yield Bond	Bear Stearns	Debt	$2,852
	Credit Suisse	Debt	$7,258
	Morgan Stanley	Debt	$1,362
	Barclays Capital	Debt	$801
Tax-Managed Large Cap	Goldman Sachs	Equity	$5,244
	JP Morgan Chase	Equity	$34,099
	Lehman Brothers	Equity	$6,525
	Merrill Lynch	Equity	$25,069
	Bank of New York	Equity	$2,031
	Morgan Stanley	Equity	$17,127
	Bear Stearns	Equity	$2,802
	Bear Stearns	Debt	$10,147
	Morgan Stanley	Debt	$4,845
	Barclays Capital	Debt	$2,850
	Bear Stearns	Equity	$981
	Jeffries & Company	Debt	$732
Large Cap Diversified Alpha	Credit Suisse	Debt	$263
	Bank of New York	Equity	$582
	Bear Stearns	Equity	$1,677
	Goldman Sachs	Equity	$5,790
	JP Morgan Chase	Equity	$13,093
	Lehman Brothers	Equity	$6,033
	Merrill Lynch	Equity	$6,106
	Morgan Stanley	Equity	$5,900

Fund	Name of Issuer	Type of Security	Amount (000)
	Bear Stearns	Debt	$367
	Goldman Sachs	Debt	$3,810
	Lehman Brothers	Debt	$3,266
	Merrill Lynch	Debt	$3,544
	Morgan Stanley	Debt	$3,019
	Jeffries & Company	Equity	$322
Enhanced Income	Bear Stearns	Debt	$1,579
	Credit Suisse	Debt	$146
	JP Morgan Chase	Debt	$4,386
	Merrill Lynch	Debt	$5,114
	Morgan Stanley	Debt	$1,017

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the "Portfolio Holdings Website"). The Funds' Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the sub-advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her wilful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in intial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 12, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Fund	Name and Address of Beneficial Owner	Percentage of Fund's Shares
Large Cap Value Fund—ClassA	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	84.39%

Large Cap Value Fund—Class I	Patterson & Co. Cust. SPTC, FBO Marshall Dennehey Warner Coleman 1525 West W.T. Harris Blvd. Charlotte, NC 28288-0001	16.66%

	Patterson & Co. Cust. SPTC, FBO Life Ins. Co. Agent's Ret. Plan 1525 W. W. T. Harris Blvd. CMB 1151 Charlotte, NC 28288-0001	15.34%

	Patterson & Co. Cust. SPTC, FBO 14.96% The Clarks Companies NA Employee Savings Plan 1525 W. W. T. Harris Blvd. NC 1151 Charlotte, NC 28288-0001	13.69%

	Patterson & Co. Cust. SPTC, FBO Elkem Metals Inc. Ret. Svgs. 1525 W. W.T. Harris Blvd. #NC 1151 Charlotte, NC 28288-0001	5.01%

Large Cap Growth Fund—Class A	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	85.93%

Large Cap Growth Fund—Class I	Patterson & Co. Cust. SPTC, FBO Marshall Dennehey Warner Coleman 1525 West W.T. Harris Blvd. Charlotte, NC 28288-0001	25.71%

	Patterson & Co. Cust. SPTC, FBO Life Ins. Co. Agent's Ret. Pl. 1525 W. W. T. Harris Blvd. CMB 1151 Charlotte, NC 28288-0001	17.84%

	Patterson & Co. Cust. SPTC, FBO The Clarks Companies NA Employee Savings Plan 1525 W. W. T. Harris Blvd. NC 1151 Charlotte, NC 28288-0001	16.15%

	Patterson & Co. Custodian SPTC, FBO Qantas Airways Limited Capital Accumulation Plan 1525 W. W.T. Harris Blvd. #1151 Carlotte, NC 28288	5.20%

Tax-Managed Large Cap Fund Class A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	84.62%

Tax-Managed Large Cap Fund Class Y	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	99.35%

Large Cap Diversified Alpha Fund Class A	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	20.60%

Fund	Name and Address of Beneficial Owner	Percentage of Fund's Shares
	SEI Asset Allocation Market Growth Strategy Fund One Freedom Valley Drive Oaks, PA 19456	20.28%

	SEI Asset Allocation Aggressive Strategy Fund Attn: Jack McCue-IMU One Freedom Valley Drive Oaks, PA 19456	14.26%

	SEI Asset Allocation TR Growth Fund c/o SEI Financial Management One Freedom Valley Drive Oaks, PA 19456	6.43%

	SEI Asset Allocation TR Moderate Growth Fund c/o SEI Financial Management One Freedom Valley Drive Oaks, PA 19456	8.06%

	SEI Asset Allocation Trust Diversified Global Stock Fund One Freedom Valley Drive Oaks, PA 19456	7.20%

	SEI Asset Allocation Trust US Stock Fund c/o SEI Financial Management One Freedom Valley Drive Oaks, PA 19456	6.43%

	SEI Asset Allocation Trust Diversified Global Moderate Growth Fund One Freedom Valley Drive Oaks, PA 19456	6.28%

Large Cap Diversified Alpha Fund Class I	Patterson & Co. Cust. SPTC, FBO H&H Industrial Corp 401K 1525 West WT Harris BLVD Charlotte, NC 28288-0001	91.21%

	Patterson & Co. Cust. SPTCO, FBO Holbrook & Manter Inc 401K 1525 West WT Harris BLVD Charlotte, NC 28288-0001	5.20%

Small Cap Value Fund—ClassA	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	75.05%

Small Cap Value Fund—Class I	Patterson & Co. Cust. SPTC, FBO Life Ins. Co. Agent's Ret. Pl. 1525 W. W. T. Harris Blvd. CMB 1151 Charlotte, NC 28288-0001	19.00%

	Patterson & Co. Cust. SPTC, FBO The Clarks Companies NA Employee Savings Plan 1525 W. W. T. Harris Blvd. NC 1151 Charlotte, NC 28288-0001	13.76%

	Patterson & Co. Cust. SPTC, FBO Elkem Metals Inc. Ret. Svgs. 1525 W. W.T. Harris Blvd. NC 1151 Charlotte, NC 28288-0001	6.76%

Fund	Name and Address of Beneficial Owner	Percentage of Fund's Shares
	Patterson & Co. Cust. SPTC, FBO Marshall Dennehey Warner Coleman Goggin PC NC 1151 1525 West W.T. Harris Blvd. Charlotte, NC 28288-0001	7.35%

Small Cap Growth Fund Class A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	67.38%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104-1422	6.46%

Small Cap Growth Fund Class I	Patterson & Co. Cust. SPTC, FBO 31.94% The Clarks Companies NA Employee Savings Plan 1525 W. W. T. Harris Blvd. NC 1151 Charlotte, NC 28288-0001	30.22%

	Patterson & Co. Cust. SPTC, FBO 16.11% Life Ins. Co. Agent's Ret. Pl. 1525 W. W. T. Harris Blvd. CMB 1151 Charlotte, NC 28288-0001	15.80%

	Patterson & Co. Cust. SPTC, FBO 5.56% Marshall Dennehey Warner Coleman 1525 West W.T. Harris Blvd. Charlotte, NC 28288-0001	6.27%

Tax-Managed Small Cap Fund—ClassA	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	79.16%

	SEI Asset Allocation Tax-Managed Market Growth Strategy Fund 1 Freedom Valley Drive Oaks, PA 19456	6.71%

	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	5.48%

Mid-Cap Fund—ClassA	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	36.60%

	NFS LLC FEBO FIIOC As agent for Qualified Employee Benefit Plans 401k FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	33.42%

	Patterson & Co. Cust. SPTC, FBO. Agrium US Retail 401K Plan Sav Pla 1525 W WT Harris Blvd. CMB 1151 Charlotte, NC 25288-0001	7.98%

Real Estate Fund—Class A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	60.80%

Fund	Name and Address of Beneficial Owner	Percentage of Fund's Shares
	SEI Asset Allocation Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456	17.24%

U.S. Managed Volatility Fund—Class A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	43.00%

	SEI Asset Allocation Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456	20.99%

	SEI Asset Allocation Tax-Managed Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456	15.44%

	SEI Asset Allocation Conservative Strategy Fund SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456	6.94%

	SEI Asset Allocation Tax-Managed Conservative Strategy Fund One Freedom Valley Drive Oaks, PA 19456	5.90%

Global Managed Volatility Fund Class A	SEI Asset Allocation Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456	49.40%

	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	35.81%

	SEI Asset Allocation Conservative Strategy Fund SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456	9.08%

Enhanced Income Fund Class A	SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456	37.89%

	SEI Asset Allocation Moderate Strategy Fund One Freedom Valley Drive Oaks, PA 19456	25.40%

	SEI Asset Allocation Defensive Strategy Fund One Freedom Valley Drive Oaks, PA 19456	19.00%

	SEI Asset Allocation Conservative Strategy Fund SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456	14.81%

MASTER/FEEDER OPTION

The Tax-Managed Small Cap Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the Fund. The initial shareholder(s) of the Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Fund. However, shareholders of the Fund will be given 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIAN

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small Cap Value, Small Cap Growth, Tax-Managed Small Cap, Mid-Cap, Real Estate, Core Fixed Income, U.S. Managed Volatility and Enhanced Income Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Global Managed Volatility and Real Return Plus Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this SAI and the Financial Highlights for the year ended September 30, 2006 included in the Prospectuses have been audited by KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania, 19103, an independent registered public accounting firm, as indicated by its report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The Financial Highlights for the years ended September 30, 2005, 2004, 2003 and 2002 included in this Prospectus have been audited by the Trust's previous auditors.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P, and Fitch, Inc., ("Fitch"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA  Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

A-1

AA  Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A  Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1  Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote exceptionally strong credit feature.

F-2  Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-2

PART C. OTHER INFORMATION

Item 23.  Exhibits:

(a)(1)	Agreement and Declaration of Trust dated October 17, 1986 as originally filed with Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on October 17, 1986 is herein incorporated by reference to Exhibit 1 filed with the SEC on January 28, 1998.

(a)(2)	Amendment to the Declaration of Trust dated December 23, 1988 is herein incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 19, 1997.

(b)	Amended By-Laws dated June 17, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2004.

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit 5(cc) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 1997.

(d)(2)	Amended and Restated Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(3)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap Value Fund is herein incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 30, 1995.

(d)(4)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Trust's Mid-Cap Fund is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 30, 1995.

(d)(5)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit 5(dd) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 1998.

(d)(6)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2000.

(d)(7)	Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2000.

(d)(8)	Investment Sub-Advisory Agreement between SIMC and David J. Greene & Company, LLC with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 28, 2000.

(d)(9)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 28, 2000.

(d)(10)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 28, 2000.

(d)(11)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 28, 2000.

(d)(12)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2002.

(d)(13)	Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(14)	Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(15)	Investment Sub-Advisory Agreement between SIMC and David J. Greene and Company, LLC with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(16)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(17)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(18)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(19)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(20)	Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(21)	Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC (now AllianceBernstein L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(35) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(22)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(d)(23)	Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(24)	Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(25)	Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(26)	Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(27)	Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap Growth and Tax-Managed Small Cap Funds is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(28)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(29)	Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(30)	Investment Sub-Advisory Agreement between SIMC and BlackRock Capital Management, Inc. with respect to the Small Cap Value and Tax-Managed Small Cap Funds is herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(d)(31)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(32)	Investment Sub-Advisory Agreement between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2004.

(d)(33)	Assumption Agreement dated March 28, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on August 29, 2003.

(d)(34)	Assignment and Assumption Agreement dated July 1, 2004 between Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha Fund is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2004.

(d)(35)	Amendment to Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co. LLC (now AllianceBernstein L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(36)	Amendment to Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(37)	Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene & Co., LLC with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(38)	Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene & Co., LLC with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(39)	Amendment to Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(40)	Amendment to Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(41)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(42)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(43)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(44)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Mid-Cap Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(45)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(46)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(47)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(48)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(49)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Tax-Managed Small Cap Fund is herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(50)	Amendment to Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(51)	Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(52)	Amendment to Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(53)	Amendment to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(54)	Amendment to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(55)	Investment Sub-Advisory Agreement between SIMC and Wells Capital Management, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 12, 2003.

(d)(56)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small/Mid Cap Diversified Alpha Fund are herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(57)	Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Diversified Alpha Fund are herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(58)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management, LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 29, 2004.

(d)(59)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 29, 2004.

(d)(60)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Diversified Alpha and U.S. Managed Volatility Funds are incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2005.

(d)(61)	Investment Sub-Advisory Agreement between SIMC and Parametric Portfolio Associates with respect to the Tax-Managed Small Cap Fund, dated June 27, 2005, is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(62)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund, dated November 7, 2005, is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(63)	Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated October 21, 2005, is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(64)	Investment Sub-Advisory Agreement between SIMC and JPMorgan Investment Management Inc. with respect to the High Yield Bond Fund, dated October 3, 2005, is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(65)	Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates, Inc. with respect to the Core Fixed Income and Large Cap Diversified Alpha Funds, dated September 29, 2005, is herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(66)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Value and Small Cap Growth Funds, dated March 4, 2005, are herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(67)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund, dated June 20, 2005, is herein incorporated by reference to Exhibit (d)(81) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(68)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated June 30, 2005, are herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(69)	Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates with respect to the Tax-Managed Large Cap Fund are herein incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(70)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Large Cap Diversified Alpha Funds, dated October 11, 2005, are herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(71)	Amended Schedule B to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund, dated November 4, 2005, is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(72)	Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap Growth, Tax-Managed Small Cap, Large Cap Growth, Tax-Managed Large Cap and Large Cap Diversified Alpha Funds, dated October 18, 2005, are herein incorporated by reference to Exhibit (d)(86) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(d)(73)	Amended Schedule A to the Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co. LLC (now AllianceBernstein L.P.) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

(d)(74)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments Ltd. with respect to the Small Cap Value Fund, dated June 26, 2003, is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

(d)(75)	Amended Schedule C to the Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(d)(76)	Amended Schedule A to the Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

(d)(77)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Value Fund, dated July 21, 2003, is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

(d)(78)	Amendment to the Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund, dated November 7, 2003, is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

(d)(79)	Investment Sub-Advisory Agreement between SIMC and Acadian Asset Management Inc. with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(d)(80)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Global Managed Volatility Fund, dated March 10, 2006, are herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(d)(81)	Investment Sub-Advisory Agreement between SIMC and Record Currency Management Limited with respect to the Enhanced Income Fund is herein incorporated by reference to Exhibit (d)(86) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File No. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(d)(82)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Enhanced Income Fund, dated May 31, 2006, are herein incorporated by reference to Exhibit (d)(87) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(d)(83)	Investment Sub-Advisory Agreement between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small/Mid Cap Diversified Alpha and Tax-Managed Small Cap Funds is filed herewith.

(d)(84)	Amended Schedules A and B to Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Diversified Alpha, Large Cap Growth and Large Cap Value Funds, dated March 9, 2006, is herein incorporated by reference to Exhibit (d)(89) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(d)(85)	Amendment to Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Large Cap Diversified Alpha and Large Cap Growth Funds, dated May 1, 2006, is herein incorporated by reference to Exhibit (d)(90) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(d)(86)	Investment Sub-Advisory Agreement between SIMC and Highland Capital Management, L.P. with respect to the Enhanced Income Fund is filed herewith.

(d)(87)	Investment Sub-Advisory Agreement between SIMC and PanAgora Asset Management Inc. with respect to the Small Cap Value Fund, Small/Mid Cap Equity Fund and Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878) filed with the SEC on November 29, 2006.

(d)(88)	Amended Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and PanAgora with respect to the Small/Mid Cap Diversified Alpha Fund are herein incorporated by reference to Exhibit (d)(88) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(88)	Investment Sub-Advisory Agreement between SIMC and Weiss, Peck & Greer Investments with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(93) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(d)(89)	Amended Schedules A and B to the Sub-Advisory Agreement between SIMC and Security Capital Research and Management Incorporated, dated September 15, 2006, with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(94) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(d)(90)	Amended Schedules A and B to the Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(95) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(d)(91)	Form of Investment Sub-Advisory Agreement between SIMC and Deutsche Investment Management Americas, Inc. with respect to the Real Return Plus Fund is herein incorporated by reference to Exhibit (d)(91) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(92)	Investment Sub-Advisory Agreement between SIMC and First Quadrant, L.P. with respect to the Real Return Plus Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(d)(93)	Amended Schedules A and B to the Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. dated December 18, 2006, with respect to the Small Cap Value, Small Cap Growth, and Small/Mid Cap Diversified Alpha Funds are filed herewith.

(d)(94)	Amended Schedules A and B to the Sub-Advisory agreement between SIMC and Smith Breeden Associates, Inc. with respect to the Small/Mid Cap Diversified Alpha Fund are filed herewith.

(d)(95)	Amended Schedules A and B to the Sub-Advisory agreement between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Diversified Alpha Fund are filed herewith.

(e)(1)	Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(e)(2)	Amended and Restated Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(f)	Not Applicable.

(g)(1)	Custodian Agreement between the Trust and Wachovia Bank, N.A. dated September 17, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2004.

(g)(2)	Amended Attachment C to the Custodian Agreement between the Trust and Wachovia Bank, N.A. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(g)(3)	Amendment and Assignment to SEI Institutional Managed Trust Custodian Agreement between Wachovia Bank National Association and U.S. Bank National Association dated August 16, 2006 is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(g)(4)	Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(h)(1)	Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Global Funds Services dated December 10, 2003 is herein incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2004.

(h)(2)	Amended and Restated Schedule D to the Amended and Restated Administration and Transfer Agency Agreement is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Shareholder Service Plan and Agreement with respect to the Class A shares is incorporated by reference to Exhibit 15(e) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 033-09504 and 811-04878) filed with the SEC on January 28, 1997.

(m)(2)	Shareholder Service Plan and Agreement with respect to Class I shares is herein incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 033-09504 and 811-04878) filed with the SEC on January 29, 2001.

(m)(3)	Shareholder Service Plan and Agreement with respect to Class Y shares is herein incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 033-09504 and 811-04878) filed with the SEC on January 29, 2001.

(m)(4)	Administrative Services Plan and Agreement with respect to Class I shares dated October 4, 2001 is herein incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2002.

(m)(5)	Administrative Services Agreement with respect to the Class A shares of the Large Cap Value, Small Cap Value, Small Cap Growth and High Yield Bond Funds dated July 21, 2005 is herein incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(n)(1)	Amended and Restated Rule 18f-3 Multiple Class Plan dated June 26, 2002 is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2003.

(n)(2)	Schedule A to the 18f-3 Multiple Class Plan, amended June 17, 2004, is herein incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 28, 2005.

(o)	Not applicable.

(p)(1)	The Code of Ethics for SEI Investments Management Corporation is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(p)(2)	The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(p)(3)	The Code of Ethics for SEI Institutional Managed Trust is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

(p)(4)	The Code of Ethics for Artisan Partners Limited Partnership is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(5)	The Code of Ethics for BlackRock Capital Management, Inc. (fka BlackRock Advisors, Inc.) is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(6)	The Code of Ethics for David J. Greene & Company, LLC is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 033-09504 and 811-04878) filed with the SEC on July 14, 2000.

(p)(7)	The Code of Ethics for Goldman Sachs Asset Management, L.P. is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(8)	The Code of Ethics for Lee Munder Investments, Ltd. is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(9)	The Code of Ethics for LSV Asset Management is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(10)	The Code of Ethics for Martingale Asset Management, L.P. dated June 30, 2006 is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(11)	The Code of Ethics for Mazama Capital Management Inc. is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(12)	The Code of Ethics for McKinley Capital Management Inc. is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(13)	The Code of Ethics for Metropolitan West Asset Management, LLC dated October, 2005 is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(14)	The Code of Ethics for Montag & Caldwell, Inc. dated February 6, 2006 is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(15)	The Code of Ethics for Nomura Corporate Resesarch and Asset Management Inc. is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(16)	The Code of Ethics for Parametric Portfolio Associates is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(17)	The Code of Ethics for Security Capital Research & Management Incorporated dated September 29, 2005 is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(18)	The Code of Ethics for Wellington Management Company, LLP dated February 17, 2006 is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(19)	The Code of Ethics for Western Asset Management Company dated September, 2006 is herein incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(20)	The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(21)	The Code of Ethics for Enhanced Investment Technologies, LLC is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(22)	The Code of Ethics for Analytic Investors, Inc. is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(23)	The Code of Ethics for Quantitative Management Associates LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(24)	The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust dated June 8, 2006 is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(25)	The Code of Ethics for Wells Capital Management, Inc. dated February, 2006 is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(26)	The Code of Ethics for AllianceBernstein L.P. dated June, 2006 is herein incorporated by reference to Exhibit (p)(26) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(27)	The Code of Ethics for ING Investment Management Co. is herein incorporated by reference to Exhibit (p)(29) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(28)	The Code of Ethics for Integrity Asset Management, LLC is herein incorporated by reference to Exhibit (p)(30) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(29)	The Code of Ethics for JPMorgan Investment Management Inc. is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(30)	The Code of Ethics for Smith Breeden Associates, Inc. is herein incorporated by reference to Exhibit (p)(30) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(31)	The Code of Ethics for Western Asset Management Company Limited is herein incorporated by reference to Exhibit (p)(34) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 2, 2005.

(p)(32)	The Code of Ethics for Acadian Asset Management Inc. dated April, 2006 is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(33)	The Code of Ethics for Record Currency Management Limited is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 10, 2006.

(p)(34)	The Code of Ethics for Highland Capital Management, L.P. is herein incorporated by reference to Exhibit (p)(34) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on July 14, 2006.

(p)(35)	The Code of Ethics for PanAgora Asset Management Inc. is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(36)	The Code of Ethics for Weiss, Peck & Greer Investments is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on November 29, 2006.

(p)(37)	The Code of Ethics for Deutsche Investment Management Americas, Inc. is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(p)(38)	The Code of Ethics for First Quadrant, L.P. is herein incorporated by reference to Exhibit (p)(38) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on December 21, 2006.

(q)	Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, James M. Storey, Nina Lesavoy, James M. Williams and Stephen F. Panner are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878) filed with the SEC on January 27, 2006.

Item 24.  Persons Controlled by or under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser:

The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner of the adviser or sub-adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The adviser's or sub-adviser's table was provided to the Registrant by the adviser or sub-adviser for inclusion in this Registration Statement.

Acadian Asset Management Inc.

Acadian Asset Management Inc. ("Acadian") is a sub-adviser for the Registrant's Global Managed Volatility Fund. The principal business address of Acadian is One Post Office Square, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Gary L. Bergstrom Chairman	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald D. Frashure President	—	—

Churchill G. Franklin Executive Vice President	—	—

John R. Chisholm Executive Vice President	—	—

Scott Powers	Old Mutual Asset Managers (U.S.)	CEO

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a sub-adviser for the Registrant's Large Cap Value and Tax-Managed Large Cap Funds. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Dominique Carrel-Billiard Director	AXA	Senior Vice President

Henri de Castries Director	AXA	Chairman, Management Board

	AXA Equitable Life Insurance Company	Director

	AXA Financial, Inc.	Chairman of the Board

Christopher M. Condron Director	AXA Financial, Inc.	Director, President, Chief Executive Officer

	AXA Equitable Life Insurance Company	Chairman, CEO

	AXA	Member of the Management Board

Denis Duverne Director	AXA	Chief Financial Officer

	AXA Equitable Life Insurance Company	Director

Peter Etzenbach Director	AXA	Senior Vice President

Roger Hertog Vice Chairman, Director and Member-Management Executive Committee

Weston M.Hicks Director	Alleghany Corporation	President and Chief Executive Officer

A.W. (Pete) Smith, Jr. Director	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Gerald M. Lieberman President, Chief Operating Officer, Director and Member—Management Executive Committee	AXA	Member, Executive Committee

Lewis A. Sanders Chairman of the Board, Chief Executive Officer and Member—Management Executive Committee

Peter J. Tobin Director	St. John's University	Special Assistant to the President

Laurence E. Cranch Executive Vice President, General Counsel and Member—Management Executive Committee

Sharon E. Fay Executive Vice President, Chief Investment Officer, Global Value equities and Member—Management Executive Committee

Mark R. Gordon Executive Vice President, Director of Global Quantitative Research, Chief Investment Officer, Global Diversified Funds and Member, Management Executive Committee

Mark R. Manley Senior Vice President, Deputy General Counsel, Chief Compliance Officer and Member—Management Executive Committee

Seth J. Masters Executive Vice President, Chief Investment Officer- Blend Strategies and Core Equity Services and Member-Management Executive Committee

Douglas J. Peebles Executive Vice President, Co-Chief Investment

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Officer—Fixed Income, Director—Global Fixed Income and Member-Management Executive Committee

Jeff S. Phlegar Executive Vice President, Co-Chief Investment Officer—Fixed Income Director of US Investment Grade Fixed Income and Member-Management Executive Committee

Stanley B. Tulin Director	AXA Financial, Inc.	Vice Chairman & Chief Financial Officer

	AXA Equitable	Director, Vice Chairman and Chief Financial Officer

Lorie A. Slutsky Director	The New York Community Trust	President, and Executive Officer

	New School University	Trustee

	Center of Philanthropy at Indiana University Boardsource	Trustee Chairman of the Board

Marilyn G. Fedak Executive Vice President, Head—Bernstein Global Value Equities Business; Co-Chief Investment Officer US Value Equities and Member—Management Executive Committee

Thomas S. Hexner Executive Vice President, Head—Bernstein Global Wealth Management and Member—Management Executive Committee

Marc O. Mayer Executive Vice President and Member—Management Executive Committee	AllianceBernstein Investments, Inc.	Executive Managing Director

James G. Reilly Executive Vice President, U.S. Large Cap Growth Team Leader and Member—Management Executive Committee

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Paul C. Rissman Executive Vice President, Director of Research—Global Growth Equities and Member—Management Executive Committee

David A. Steyn Executive Vice President, Head of AllianceBernstein Institutional Investments and Member—Management Executive Committee

Christopher M. Toub Executive Vice President, Head of Global/International Growth Equities and Member—Management Executive Committee	AllianceBernstein Limited	Chief Executive Officer

Lisa A. Shalett Executive Vice President and Member—Management Executive Committee	Sanford C. Bernstein & Co., LLC	Chair and Chief Executive Officer

Lawrence H. Cohen Executive Vice President, Chief Technology Officer and Member—Management Executive Committee

Robert Henry Joseph, Jr. Senior Vice President and Chief Financial Officer

Edward J. Farrell Senior Vice President and Controller	Sanford C. Bernstein & Co., LLC	Chief Financial Officer

Analytic Investors, Inc.

Analytic Investors, Inc. ("Analytic") is a sub-adviser for the Registrant's Large Cap Diversified Alpha, U.S. Managed Volatility and Global Managed Volatility Funds. The principal business address of Analytic is 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Roger G. Clarke Chairman	Ensign Peak Advisors	President

	Deseret Trust Company	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Bonneville Holding Company	Director

	Deseret Mutual Insurance Company	Director

Scott Powers Director	Old Mutual (US) Holdings, Inc.	Chief Executive Officer

	Old Mutual Asset Managers (US) LLC	Chief Executive Officer

Marie Nastasi Arlt Vice President, Corporate Secretary, Treasurer and Chief Operating Officer	Analytic US Market Neutral Offshore, Ltd.	Director

	Analytic US Market Neutral Offshore M, Ltd.	Director

	Analytic US Market Neutral Offshore Master, Ltd.	Director

	Analytic US Market Neutral Offshore II, Ltd.	Director

	Analtyic US Market Neutral Offshore Master II, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore Master, Ltd.	Director

	Analytic Market Neutral V-6, Ltd.	Director

	Analytic Global Opportunity Fund I, Ltd.	Director

Harindra de Silva President and Director	Analytic US Market Neutral Offshore, Ltd.	Director

	Analytic US Market Neutral Offshore M, Ltd.	Director

	Analytic US Market Neutral Offshore Master, Ltd.	Director

	Analytic US Market Neutral Offshore II, Ltd.	Director

	Analytic US Market Neutral Offshore Master II, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore, Ltd.	Director

	Analytic Japanese Equity Market Neutral Offshore Master, Ltd.	Director

	Analytic Market Neutral V-6, Ltd.	Director

	Analytic Global Opportunity Fund I, Ltd.	Director

Dennis Bein Chief Investment Officer	—	—

Gregory McMurran Chief Investment Officer	—	—

Amy Stueve Chief Compliance Officer	—	—

Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP ("AJO") is a sub-adviser for the Registrant's Large Cap Value, Tax-Managed Large Cap, Large Cap Diversified Alpha and U.S. Managed Volatility Funds. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Theodore R. Aronson Managing Principal, Portfolio Manager	—	—

Kevin M. Johnson Principal, Portfolio Manager	—	—

Martha E. Ortiz Principal, Portfolio Manager	—	—

Stefani Cranston Principal, Accounting	—	—

Paul Dodge Principal, Operations	—	—

Gina Marie N. Moore Principal, Portfolio Manager	—	—

Gregory J. Rogers Principal, Trading	—	—

Douglas D. Dixon Principal, Trading	—	—

R. Brian Wenzinger Principal, Research	—	—

Joseph F. Dietrick Associate, Chief Compliance Officer	—	—

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a sub-adviser for the Registrant's Small Cap Value Fund. The principal business address of Artisan is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is an investment adviser registered under the Adviser Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Andrew A. Ziegler Chief Executive Officer	Artisan Distributors LLC	Officer

Lawrence A. Totsky Chief Financial Officer	Artisan Distributors LLC	Officer

Janet D. Olsen General Counsel	Artisan Distributors LLC	Officer

Brooke J. Billick Chief Compliance Officer	Artisan Distributors LLC	Officer

BlackRock Capital Management, Inc.

BlackRock Capital Management, Inc. ("BlackRock") is a sub-adviser for the Registrant's Small Cap Value and Tax-Managed Small Cap Funds. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Steven Buller Chief Financial Officer and Managing Director	BlackRock, Inc.	Chief Financial Officer and Managing Director

	BlackRock Financial Management, Inc.	Chief Financial Officer and Managing Director

	BlackRock Advisors, LLC	Chief Financial Officer and Managing Director

	BlackRock Advisors Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock International, Ltd.	Chief Financial Officer and Managing Director

	BlackRock Finco UK, Ltd.	Director

	BlackRock Funding, Inc.	Chief Financial Officer and Managing Director

	BlackRock Funding International, Ltd.	Chief Financial Officer and Managing Director

	BlackRock Institutional Management Corporation	Chief Financial Officer and Managing Director

	BlackRock International Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Investment Management, LLC	Chief Financial Officer and Managing Director

	BlackRock Portfolio Holdings, Inc.	Chief Financial Officer and Managing Director

	BlackRock Portfolio Investments, LLC	Chief Financial Officer and Managing Director

	BlackRock US Newco, Inc.	Chief Financial Officer and Managing Director

	SSRM Holdings, Inc.	Chief Financial Officer and Managing Director

	State Street Management & Research Company	Chief Financial Officer and Managing Director

Robert P. Connolly Managing Director, General Counsel and Secretary	BlackRock Advisors, LLC	Managing Director, General Counsel & Secretary

	BlackRock, Inc.	Managing Director, General Counsel & Secretary

	BlackRock International, Ltd.	Managing Director, General Counsel & Secretary

	BlackRock Advisors Holdings, Inc.	Managing Director, General Counsel & Secretary

	BlackRock Institutional Management Corporation	Managing Director, General Counsel & Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Financial Management, Inc.	Managing Director, General Counsel & Secretary

	BlackRock Investments, Inc.	General Counsel, Managing Director & Secretary

	BlackRock Funding, Inc.	General Counsel, Managing Director and Secretary

	BlackRock Funding International, Ltd	General Counsel, Managing Director and Secretary

	BlackRock International Holdings, Inc.	General Counsel, Managing Director and Secretary

	BlackRock Investment Management, LLC	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Holdings, Inc.	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Investments, LLC	General Counsel, Managing Director and Secretary

	BlackRock US Newco, Inc.	General Counsel, Managing Director and Secretary

	SSRM Holdings, Inc.	General Counsel, Managing Director and Secretary

	State Street Management & Research Company	General Counsel, Managing Director and Secretary

Laurence D. Fink Chief Executive Officer	BlackRock Funds	Trustee

	BlackRock Advisors, LLC	Chairman and Chief Executive Officer

	BlackRock, Inc.	Chairman, Chief Executive

Officer and Director

	BlackRock International, Ltd.	Chief Executive Officer

and Director

	BlackRock Advisors Holdings,	Chairman, Chief Executive

	Inc.	Officer and Director

	BlackRock Funding, Inc.	Chairman and Chief Executive

Officer

	BlackRock Institutional Management Corporation	Chairman and Chief Executive Officer

	BlackRock Financial Management, Inc.	Chairman and Chief Executive Officer

	BlackRock Funding International, Ltd.	Chairman, Chief Executive Officer and Director

	BlackRock International Holdings, Inc.	Chairman and Chief Executive Officer

	BlackRock Investment Management, LLC	Chairman and Chief Executive Officer

	BlackRock Portfolio Holdings,	Chief Executive Officer Inc.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Portfolio Investments,	Chief Executive Officer LLC

	BlackRock US Newco, Inc.	Chairman and Chief Executive Officer

	SSRM Holdings, Inc.	Chairman, Chief Executive Officer and Director

	State Street Management & Research Company	Chairman, Chief Executive Officer and Director

	State Street Research Investment Services, Inc.	Director

Robert S. Kapito Vice Chairman and Director	BlackRock Advisors, LLC	Vice Chairman

	BlackRock International, Ltd.	Vice Chairman and Director

	BlackRock, Inc.	Vice Chairman and Director

	BlackRock Institutional Management Corporation	Vice Chairman and Director

	BlackRock Advisors Holdings, Inc.	Vice Chairman and Director

	BlackRock Investments, Inc.	Director

	BlackRock Financial Management, Inc.	Vice Chairman and Director

	BlackRock Closed-End Funds	President and Trustee

	BlackRock International Holdings, Inc.	Vice Chairman and Director

	BlackRock Funding, Inc.	Vice Chairman and Director

	SSRM Holdings, Inc.	Vice Chairman and Director

	State Street Management & Research Company	Vice Chairman and Director

	State Street Research Investment Services, Inc.	Director

	BlackRock Realty Advisors, Inc.	Director

	BlackRock Funding	Vice Chairman and Director International, Ltd.

	BlackRock Investment	Vice Chairman Management, LLC

	BlackRock Portfolio	Vice Chairman and Director Holdings, Inc.

	BlackRock Portfolio Investments,	Vice Chairman LLC

	BlackRock US Newco, Inc.	Vice Chairman

Ralph L. Schlosstein President and Director	BlackRock Liquidity Funds	Chairman & President

	BlackRock Advisors, LLC	President & Director

	BlackRock, Inc.	President and Director

	BlackRock International, Ltd.	President and Director

	BlackRock Advisors Holdings, Inc.	President and Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Investments, Inc.	Director

	BlackRock Institutional Management Corporation	President and Director

	BlackRock Financial Management, Inc.	President and Director

	BlackRock Investment Management, LLC	President

	BlackRock Closed-End Funds	Chairman and Trustee

	BlackRock Liquidity Funds	Chairman and President

	BlackRock Funding, Inc.	President and Director

	BlackRock Funding	President and Director International, Ltd.

	BlackRock International	President and Director Holdings, Inc.

	BlackRock Portfolio	President and Director Holdings, Inc.

	BlackRock Portfolio	President Investments, LLC

	BlackRock US Newco, Inc.	President

	SSRM Holdings, Inc.	President and Director

	State Street Management & Research Company	President and Director

	State Street Research Investment Services, Inc.	Director

	BlackRock Realty Advisors, Inc.	Chairman and Director

Charles Hallac, Vice Chairman	BlackRock, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Advisors	Vice Chairman Holdings,Inc.

	BlackRock Financial	Vice Chairman Management, Inc.

	BlackRock Co., Ltd.	Director

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Funding	Vice Chairman International, Ltd.

	BlackRock Institutional	Vice Chairman Management Corporation

	BlackRock International	Vice Chairman Holdings,Inc.

	BlackRock International, Ltd.	Vice Chairman

	BlackRock Investment	Vice Chairman Management, LLC

	BlackRock Portfolio	Vice Chairman Holdings, Inc.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Portfolio	Vice Chairman Investments, LLC

	BlackRock US Newco, Inc.	Vice Chairman

	State Street Management &	Vice Chairman Research Company

	SSRM Holdings, Inc.	Vice Chairman

Barbara Novick, Vice Chairman	BlackRock, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Advisors	Vice Chairman Holdings, Inc.

	BlackRock Financial	Vice Chairman Management, Inc.

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Funding	Vice Chairman International, Ltd.

	BlackRock Institutional	Vice Chairman Management Corporation

	BlackRock International	Vice Chairman Holdings, Inc.

	BlackRock International, Ltd.	Vice Chairman

	BlackRock Investments, Inc.	Vice Chairman

	BlackRock Investment	Vice Chairman Management, LLC

	BlackRock Portfolio	Vice Chairman Holdings, Inc.

	BlackRock Portfolio	Vice Chairman Investments, LLC

	BlackRock US Newco, Inc	Vice Chairman

	State Street Management &	Vice Chairman Research Company

	SSRM Holdings, Inc.	Vice Chairman

Keith Anderson, Vice Chairman	BlackRock, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Advisors	Vice Chairman Holdings, Inc.

	BlackRock Financial	Vice Chairman Management, Inc.

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Funding	Vice Chairman International, Ltd.

	BlackRock Institutional	Vice Chairman Management Corporation

	BlackRock International	Vice Chairman Holdings, Inc.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock International, Ltd.	Vice Chairman

	BlackRock Investment	Vice Chairman Management, LLC

	BlackRock Portfolio	Vice Chairman Holdings, Inc.

	BlackRock Portfolio	Vice Chairman Investments, LLC

	BlackRock US Newco, Inc.	Vice Chairman

	State Street Management &	Vice Chairman Research Company

	SSRM Holdings, Inc.	Vice Chairman

Susan Wagner, Vice Chairman and Chief Operating Officer	BlackRock, Inc.	Vice Chairman and

Chief Operating Officer

	BlackRock Advisors, LLC	Vice Chairman and Chief Operating Officer

	BlackRock Advisors Holdings, Inc.	Vice Chairman and Chief Operating Officer

	BlackRock Financial Management, Inc.	Vice Chairman and Chief Operating Officer

	BlackRock Finco UK, Ltd.	Director

	BlackRock Funding, Inc.	Vice Chairman and Chief Operating Officer

	BlackRock Funding International, Ltd.	Vice Chairman and Chief Operating Officer

	BlackRock Institutional Management Corporation	Vice Chairman and Chief Operating Officer

	BlackRock International Holdings, Inc.	Vice Chairman and Chief Operating Officer

	BlackRock International, Ltd	Vice Chairman and Chief Operating Officer

	BlackRock Investment Management, LLC	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Holdings, Inc.	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Investments, LLC	Vice Chairman and Chief Operating Officer

	BlackRock US Newco, Inc.	Vice Chairman and Chief Operating Officer

	State Street Research and Management Company	Vice Chairman and Chief Operating Officer

	SSRM Holdings, Inc.	Vice Chairman and Chief Operating Officer

Robert Doll, Vice Chairman	BlackRock, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Advisors	Vice Chairman Holdings, Inc.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Financial	Vice Chairman Management, Inc.

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Funding	Vice Chairman International, Ltd.

	BlackRock Funds (formerly	Chairman and President Merrill Lynch Funds)

	BlackRock Institutional	Vice Chairman Management Corporation

	BlackRock International	Vice Chairman Holdings, Inc.

	BlackRock Investment	Vice Chairman Management, LLC

	BlackRock Portfolio	Vice Chairman Holdings, Inc.

	BlackRock Portfolio	Vice Chairman Investments, LLC

	BlackRock US Newco, Inc.	Vice Chairman

Robert Fairbairn, Vice Chairman	BlackRock, Inc.	Vice Chairman

	BlackRock Advisors, LLC	Vice Chairman

	BlackRock Advisors	Vice Chairman Holdings, Inc.

	BlackRock Asset Management U.K. Limited	Chief Executive Officer, Chairman and Director

	BlackRock Financial	Vice Chairman Management, Inc.

	BlackRock Funding, Inc.	Vice Chairman

	BlackRock Funding	Vice Chairman International, Ltd.

	BlackRock Institutional	Vice Chairman Management Corporation

	BlackRock International	Vice Chairman Holdings, Inc.

	BlackRock Investment	Director Management (Australia) Limited

	BlackRock Investment	Chairman and Director Management International Limited

	BlackRock Investment	Vice Chairman Management, LLC

	BlackRock Investment	Vice Chairman Management (UK) Limited

	BlackRock Portfolio	Vice Chairman Holdings, Inc.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	BlackRock Portfolio	Vice Chairman Investments, LLC

	BlackRock US Newco, Inc.	Vice Chairman

David J. Greene and Company, LLC

David J. Greene and Company, LLC ("David J. Greene") is a sub-adviser for the Registrant's Small Cap Value and Tax-Managed Small Cap Funds. The principal business address of David J. Greene is 599 Lexington Avenue, 12th Floor, New York, New York 10022. David J. Greene is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Michael C. Greene Principal, Chief Executive Officer	—	—

Alan I. Greene Principal, Chairman of Investment Committee	—	—

Lee D. Unterman Principal, Chief Compliance Officer	—	—

Erwin A. Zeuschner Principal, Research Analyst	—	—

Robert J. Ravitz, CFA Principal, Research Analyst	—	—

Benjamin H. Nahum Principal, Executive Vice President, Portfolio Manager	—	—

James R. Greene Principal, Investment Advisor	—	—

Stanley G. Lee, CFA Principal, Investment Advisor	—	—

Pong C. Chan Principal, Chief Financial Officer	—	—

Clarissa Moore Principal, Director of Marketing and Client Service	—	—

Amit Solomon, Ph.D. Principal, Research Analyst	—	—

Rand W. Gesing, CFA Principal, Research Analyst	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Joseph Mainelli Principal, Research Analyst	—	—

James F. McAree Principal, Research Analyst	—	—

Delaware Management Company

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, is a sub-adviser for the Registrant's Small Cap Growth, Large Cap Growth, Tax-Managed Large Cap, Large Cap Diversified Alpha, Small/Mid Cap Diversified Alpha and Tax-Managed Small Cap Funds. The principal business address of Delaware is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Patrick P. Coyne President	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Managing Director— Fixed Income

Ryan K. Brist Executive Vice President, Managing Director, Chief Investment Officer—Fixed Income	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

John C.E. Campbell Executive Vice President, Global Marketing & Client Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Optimum Fund Trust	President, Chief Executive Officer

Philip N. Russo Executive Vice President, Chief Financial Officer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Prudential Investment Management Inc.	Vice President of Finance (1998-2004)

	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

See Yeng Quek Executive Vice President, Managing Director, Chief Investment Officer—Fixed Income	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	HYPPCO Finance Company Ltd.	Director, Trustee

Douglas L. Anderson Senior Vice President— Operations	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Marshall T. Bassett Senior Vice President, Chief Investment Officer— Emerging Growth Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Joseph R. Baxter Senior Vice President, Head of Municipal Bond Investments	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Christopher S. Beck Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Michael P. Bishof Senior Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Michael P. Buckley Senior Vice President, Director of Municipal Research	Delaware Investments	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Stephen R. Cianci Senior Vice President, Senior Portfolio Manager	Delaware Investments	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Robert F. Collins Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

James A. Forant Senior Vice President, Director, Technical Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Brian Funk Senior Vice President, Director of Credit Research	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Brent C. Garrells Senior Vice President, Senior Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Stuart M. George Senior Vice President, Head of Equity Trading	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Paul Grillo Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Jonathan Hatcher Senior Vice President, Senior Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

William F. Keelan Senior Vice President, Director of Quantitative Research	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Francis X. Morris Senior Vice President, Chief Investment Officer— Core Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Brian L. Murray, Jr. Senior Vice President, Chief Compliance Officer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Susan L. Natalini Senior Vice President— Marketing & Client Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Zoë Neale Senior Vice President, Chief Investment Officer— International Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Portfolio Manager (2002-2005)

D. Tysen Nutt Senior Vice President, Chief Investment Officer— Large Cap Value Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Managing Director—U.S. Active Large-Cap Value Team (1994-2004)

John J. O'Connor Senior Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Philip R. Perkins Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Timothy L. Rabe Senior Vice President, Senior Portfolio Manager, Head of High Yield	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Richard Salus Senior Vice President, Controller, Treasurer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Lincoln National Investment	Vice President, Deputy Controller Companies, Inc.

James L. Shields Senior Vice President, Chief Information Officer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Jeffrey S. Van Harte Senior Vice President, Chief Investment Officer— Focus Growth Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Executive Vice President (1980-2005)

Gary T. Abrams Vice President, Senior Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Christopher S. Adams Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Management Holdings, Inc	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Damon J. Andres Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Margaret MacCarthy Bacon Vice President, Investment Specialist	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Client Services Officer (2002-2005)

Todd Bassion Vice President, Senior Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Senior Research Associate (2002-2005)

Richard E. Biester Vice President, Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Christopher J. Bonavico Vice President, Senior Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager (1993-2005)

Vincent A. Brancaccio Vice President, Senior Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Kenneth F. Broad Vice President, Senior Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager (2000-2005)

Mary Ellen M. Carrozza Vice President, Client Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Stephen G. Catricks Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Anthony G. Ciavarelli Vice President, Assistant General Counsel, Assistant Secretary	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

David F. Connor Vice President, Deputy General Counsel, Assistant Secretary	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, Deputy General Counsel, Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Stephen J. Czepiel Vice President, Senior Municipal Bond Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Joseph F. DeMichele Vice President, High Grade Trading	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Christopher M. Ericksen Vice President, Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Portfolio Manager (2004-2005)

	Goldman Sachs	Vice President, Portfolio Manager (1994-2004)

Joel A. Ettinger Vice President—Taxation	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment	Vice President, Taxation Companies, Inc.

Phoebe W. Figland Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Joseph Fiorilla Vice President—Trading Operations	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Charles E. Fish Vice President, Senior Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Clifford M. Fisher Vice President, Senior Municipal Bond Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Patrick G. Fortier Vice President, Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment	Portfolio Manager (2000-2005) Management, LLC

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Denise A. Franchetti Vice President, Portfolio Manager, Municipal Bond Credit Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

James A. Furgele Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Barry S. Gladstein Vice President, Portfolio Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Edward Gray Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Portfolio Manager (2002-2005)

Lisa L. Hansen Vice President, Head of Focus Growth Equity Trading	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager, Senior Trader (1997-2005)

Gregory M. Heywood Vice President, Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Senior Research Analyst (2004-2005)

	Wells Capital Management, LLC	Senior Analyst (2003-2004)

Sharon Hill Vice President, Head of Quantitative Research and Analytics	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Christopher M. Holland Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Michael E. Hughes Vice President, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Jordan L. Irving Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Vice President—U.S. Active Large-Cap Value Team (1998-2004)

Cynthia Isom Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Kenneth R. Jackson Vice President, Quantitative Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser Similar

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Audrey E. Kohart Vice President, Financial Planning and Reporting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser Similar

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Andrew Kronschnabel Vice President, High Grade Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Nikhil G. Lalvani Vice President, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Steven T. Lampe Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Alfio Leone IV Vice President, High Grade Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Anthony A. Lombardi Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Director—U.S. Active Large-Cap Value Team (1998-2004)

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Francis P. Magee Vice President, Equity Business Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Charles (Tom) T. McClintic Vice President, High Yield Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Michael S. Morris Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Scott Moses Vice President, High Grade Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Philip O. Obazee Vice President, Derivatives Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Donald G. Padilla Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Daniel J. Prislin Vice President, Senior Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager (1998-2005)

Craig S. Remsen Vice President, Senior Credit Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Carl Rice Vice President, Senior Investment Specialist, Large Cap Value Focus Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Director, Product Specialist (1999-2004)

Joseph T. Rogina Vice President, Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Kevin C. Schildt Vice President, Senior Municipal Credit Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Richard D. Seidel Vice President, Assistant Controller, Assistant Treasurer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, Assistant Controller, Manager—Payroll

Brenda L. Sprigman Vice President, Business Manager—Fixed Income	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Michael T. Taggart Vice President—Facilities & Administrative Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Risè Taylor Vice President—Strategic Investment Relationships	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Matthew Todorow Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Spencer M. Tullo Vice President, High Yield Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Robert A. Vogel, Jr. Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Director, U.S. Active Large-Cap Value Team (1992-2004)

Lori P. Wachs Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Laura A. Wagner Vice President—Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Kathryn R. Williams Vice President, Associate General Counsel, Assistant Secretary	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

James J. Wright	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. ("Deutsche") is a sub-adviser for the Real Return Plus Fund. The principal business address of Deutsche is Deutsch Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154. Deutsche is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking. banking.

Enhanced Investment Technologies, LLC

Enhanced Investment Technologies, LLC ("INTECH") is a sub-adviser for the Registrant's Large Cap Diversified Alpha, Large Cap Value, Tax-Managed Large Cap and Large Cap Growth Funds. The principal business address of INTECH is 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. INTECH is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert E. Fernholz Director, Executive Vice President and Chief Investment Officer	—	—

Robert A. Garvy Director, President and Chief Executive Officer	—	—

David E. Hurley Chief Operating Officer and Executive Vice President	—	—

First Quadrant, L.P.

First Quadrant, L.P. ("First Quadrant") is a sub-adviser for the Real Return Plus Fund. The principal business address of First Quadrant is First Quadrant, L.P., 800 E. Colorado Blvd., Suite 900, Pasadena, CA 91101. First Quadrant is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Max Darnell Partner, Chief Investment Officer	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ken Ferguson, PhD Partner, Co-Director of Global Derivatives	—	—

Curt J. Ketterer Partner, Chief Operating Officer	—	—

Dori Levanoni Partner, Co-Director of Global Derivatives	—	—

Christopher G. Luck, CFA Partner, Director of Global Equities	—	—

Timothy S. Meckel, CFA Partner, Client Service	—	—

Todd Miller, CFA Partner, Head of Trading	—	—

André F. Perold Partner, Chairman of the Advisory Panel	—	—

Rick Roberts Partner, Director of Marketing	—	—

Joel Brouwer Director, Chief Financial Officer	—	—

Kenneth Funk Director, Chief Compliance Officer	—	—

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of Goldman Sachs Group, Inc., is a sub-adviser for the Registrant's Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of GSAM is 32 Old Slip, New York, New York 10005. GSAM is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Henry M. Paulson, Jr. Managing Director	The Goldman Sachs Group, Inc.	Chairman, Chief Executive Officer and Director

	Goldman, Sachs & Co.	Managing Director

Robert J. Hurst Managing Director	The Goldman Sachs Group, Inc.	Vice Chairman and Director

	Goldman, Sachs & Co.	Managing Director

Lloyd C. Blankfein Managing Director	The Goldman Sachs Group, Inc.	President, Chief Operating Officer and Director

	Goldman, Sachs & Co.	Managing Director

Highland Capital Management, L.P.

Highland Capital Management, L.P. ("Highland Capital") is a sub-adviser for the Registrant's Enhanced Income Fund. The principal business address of Highland Capital is 13455 Noel Road, Suite 1300, Dallas, Texas 75240. Highland Capital is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Mark Okada Co-Founder and Chief Investment Officer	Highland Capital Management Services, Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240	Executive Vice President

	NexBank Capital, Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240	Director

	Prospect Management Advisors, L.P. 13455 Noel Road, Suite 2240 Dallas, TX 75240	Partner

	Prospect Securities, L.P. 13455 Noel Road, Suite 2240 Dallas, TX 75240	Partner

	Highland Capital Management Europe, Limited 1 Poultry London EC2R 8JR UK	Director

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a sub-adviser for the Registrant's Small/Mid Cap Diversified Alpha Fund. The principal business address of Integrity is 401 West Main Street, Suite 2100, Louisville, Kentucky 40202. Integrity is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Matthew G. Bevin Chief Executive Officer & Principal	—	—

Daniel G. Bandi CFA, Chief Investment Officer, Value Equities & Principal	—	—

Daniel J. DeMonica CFA, Senior Portfolio Manager & Principal	—	—

Adam I. Friedman Senior Portfolio Manager & Principal	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
William H. McNett CFA, Senior Portfolio Manager & Principal	—	—

JPMorgan Investment Management Inc.

JPMorgan Investment Management Inc. ("JPMIM") is an investment sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 245 Park Avenue, New York, New York 10167. JPMIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Evelyn V. Guernsey President, Director, Managing Director	JPMorgan Investment Advisors Inc.	Chairperson, President and CEO

Joseph K Azelby Head of Real Estate, Managing Director	—	—

Clive Brown Director, Managing Director Head of International Business	—	—

Seth P. Bernstein Global Head of Fixed Income, Managing Director	—	—

Susan M. Canning Vice President

George C.W. Gatch Director, Managing Director	J.P. Morgan Funds	CEO and President

Iiman (Amy) Pappas Treasurer, Managing Director	—	—

Paul A. Quinsee Director, Managing Director	—	—

Lawrence M. Unrein Head of Private Equity and Hedge Funds Director, Managing Director	—	—

Lee Munder Investments, Ltd.

Lee Munder Investments, Ltd. ("LMIL") is an investment sub-adviser for the Small Cap Growth and Small Cap Value Funds. The principal address of LMIL is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMIL is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Lee Munder, Chairman	—	—

Kenneth Swan President & C.O.O.	—	—

Robert A. Smith Partner	Castanea Partners, Inc	Co-Founder and Managing Director

	The Neiman Marcus Group	Vice Chairman of the Board of Directors

Jonathan Stone Portfolio Manager	—	—

Joseph F. Tower III CFO, CCO	Mellon Financial Corporation	Vice President

R. Todd Vingers Portfolio Manager	American Century	Portfolio Manager

Andrew L. Beja Portfolio Manager	—	—

Jeffrey Davis C.I.O.	Rockefeller & Co.	C.I.O.

	Berklee School of Music	Board of Trustees

	International House—NYC	Board of Trustees

Los Angeles Capital Management and Equity Research, Inc.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") is a sub-adviser for the Registrant's Small/Mid Cap Diversified Alpha and Tax-Manage Small Cap Funds. The principal business address of LA Capital is 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025. LA Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Thomas D. Stevens President & Chairman	—	—

Hal W. Reynolds Chief Financial Officer, Chief Investments Officer & Treasurer	—	—

David R. Borger Vice President, Director of Research	—	—

Stuart K. Matsuda Secretary, Director of Trading	—	—

Chris Kugler Director of Implementation	—	—

Michael Paschal Director of IT	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Carin Madden Director of Operations	—	—

Jennifer Reynolds Associate	—	—

Iman Movahed Research Associate	—	—

LSV Asset Management

LSV Asset Management ("LSV") is an investment sub-adviser for the Tax-Managed Large Cap, Large Cap Value and Tax-Managed Small Cap Funds. The principal address of LSV is 1 N. Wacker Drive, Chicago, Illinois 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Josef Lakonishok CEO, Portfolio Manager	University of Illinois	Professor of Finance

Robert Vishny Partner, Portfolio Manager	University of Chicago	Professor of Finance

Menno Vermeulen Partner, Portfolio Manager	—	—

Tremaine Atkinson Partner, Operating Officer, Chief Compliance Officer	—	—

Christopher LaCroix Partner, Managing Director of Business Development	SEI Funds, Inc.	General Partner

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. ("Martingale") is a sub-adviser for the Registrant's Small Cap Value, Small Cap Growth, Small/Mid Cap Diversified Alpha and Mid-Cap Funds. The principal address of Martingale is 222 Berkeley Street, Boston, Massachusetts 02116. Martingale is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Patricia J. O'Connor Executive Vice President, CFO, Limited Partner	Martingale Asset Management Corporation	Treasurer, Director, Shareholder

William Edward Jacques Executive Vice President, Portfolio Manager, CIO, Limited Partner	Martingale Asset Management Corporation	Director, Shareholder

Alan J. Stassman Chairman, Limited Partner	Martingale Asset Management Corporation	Director, Chairman, Shareholder

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Arnold Seton Wood President, Portfolio Manager, Limited Partner	Martingale Asset Management Corporation	Director, Shareholder

Douglas Evan Stark, CFA Investment Research, Portfolio Manager, Limited Partner	—	—

Samuel P. Nathans, CFA Portfolio Manager, Limited Partner	—	—

Thomas A. Cosmer, CFA Senior Vice President, Partner	—	—

Jill G. Brogan Vice President, Partner	—	—

Guy A. Skaggs Senior Vice President, Partner	—	—

Elizabeth F. Davis Vice President, Partner	—	—

Jennifer Visco, CPA Vice President, Partner	—	—

James M. Eysenbach, CFA Senior Vice President	—	—

Ellen M. Kelly Senior Vice President, Partner	—	—

Mazama Capital Managment, Inc.

Mazama Capital Managment, Inc. ("Mazama") is a sub-adviser for the Registrant's Small Cap Growth and Tax-Managed Small Cap Funds. The principal business address of Mazama is One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald Adair Sauer President, Chairman and Chief Investment Officer	—	—

Helen McDonald Degener Director and Strategic Advisor	The Mathes Company	VP and Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Jill Ronne Collins Senior VP Marketing & Client Service	—	—

Brian Paul Alfrey Director, Executive Vice President and Chief Operating Officer	—	—

Stephen Charles Brink Senior Vice President, Director of Research	—	—

McKinley Capital Management Inc.

McKinley Capital Management Inc. ("McKinley Capital") is a sub-adviser for the Registrant's Large Cap Growth, Tax-Managed Small Cap and Small Cap Growth Funds. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert B. Gillam President, Chief Executive Officer, Chief Investment Officer, Principal, Director	—	Officer & Director

Director

Diane M. Wilke Executive Vice President, Chief Operating Officer	—	Officer & Director

Director

B. Thomas Willison Director	Willison Alaska, Inc	Director

	Day Clocks, Inc.	Director

Tamara L. Leitis Assistant Vice President, HR Manager	—	—

Gregory O'Keefe Chief Financial Officer	—	—

Charles Weaver Director	SBC Communications, Inc. (Previously)	Director

Brian Stafford Director	Seisnet, Inc. (Previously)	Director

Robert Storer Director	Denali Advisors	Director

	Alaska Permanent Fund, Inc.	Chief Investment Officer

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC ("MWAM") is a sub-adviser for the Registrant's Core Fixed Income and High Yield Bond Funds. The principal business address of MWAM is 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025. MWAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Scott Dubchansky Chief Executive Officer, Member	Metropolitan West Funds	Chairman of the Board of Trustees, CEO, President

	West Gate Advisors, LLC	Chief Executive Officer, Chief Compliance Officer, Portfolio Manager

	MWAM Distributors, LLC	Chief Executive Officer, Financial and Operations Principal

Tad Rivelle Chief Investment Officer, Member, Managing Director	West Gate Advisors, LLC	Chief Investment Officer

	MWAM Distributors, LLC	Registered Representative

Laird Landmann Generalist Portfolio Manager, Member, Managing Director	West Gate Advisors, LLC	Generalist Portfolio Manager

	MWAM Distributors, LLC	Registered Representative

David Lippman Generalist Portfolio Manager, Member, Managing Director	West Gate Advisors, LLC	Generalist Portfolio Manager

	MWAM Distributors, LLC	Registered Representative

Steve Kane Generalist Portfolio Manager, Member, Managing Director	West Gate Advisors, LLC	Generalist Portfolio Manager

	MWAM Distributors, LLC	Registered Representative

Chris Scibelli Director of Marketing, Member, Managing Director	West Gate Advisors, LLC	Director of Marketing

	MWAM Distributors, LLC	Director of Marketing

Patrick Moore Director of Client Services, Member	West Gate Advisors, LLC	Director of Client Services

	MWAM Distributors, LLC	Registered Representative

Joseph D. Hattesohl Chief Financial Officer	Metropolitan West Funds	Treasurer , Chief Financial Officer

	West Gate Advisors, LLC	Chief Financial Officer

	MWAM Distributors, LLC	President

Keith T. Kirk Chief Compliance Officer	Metropolitan West Funds	Chief Compliance Officer

	MWAM Distributors, LLC	Chief Compliance Officer

Cal Rivelle Chief Technology Officer	—	—

Richard Hollander Director	Metwest Financial	Chairman, Chief Executive Officer

Montag & Caldwell, Inc.

Montag & Caldwell, Inc. ("Montag & Caldwell") is a sub-adviser for the Registrant's Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of Montag & Caldwell is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-3248. Montag & Caldwell is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ronald E. Canakaris President, Chairman, CIO, Director	—	—

Huibert G. Boumeester Director		Managing Board; Group Risk Management, Corporate Development

William A. Vogel CEO, Director	—	—

Albertus Petrus Schows Director	ABN AMRO Asset Management, Holdings, Inc.	Global Chief Financial Officer

Sarah A. Russell Director	ABN AMRO Asset Management Holding, NV	Chairman, CEO

Janet B. Bunch Executive Vice President Director	—	—

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. ("NCRAM") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of NCRAM is 2 World Financial Center, Building B, 17th Floor, New York, New York 10281-1198. NCRAM is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert Levine President, CEO, Board Member	Nomura Holding America Inc.	Executive Managing Director

Joseph Redmond Schmuckler Co-Chairman of the Board	Nomura Securities International, Inc.	President, Chief Operating Officer, Board Member

	Nomura Holding America Inc.	Co-Chief Operating Officer, Executive Managing Director, Board Member

David Mair Findlay Executive Managing Director, Board Member, Chief Legal Officer	Nomura Holding America Inc.	Chief Legal Officer, Board Member, Executive Managing Director

	Nomura Securities International, Inc.	Chief Legal Officer, Board Member, Executive Managing Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Hideyuki Takahashi Co-Chairman of the Board	Nomura Securities International, Inc.	Chief Executive Officer, Board Member

	Nomura Holding America Inc.	Chief Executive Officer, President, Board Member

David Crall Managing Director	—	—

Stephen Kotsen Managing Director	—	—

PanAgora Asset Management, Inc.

PanAgora Asset Management, Inc. ("PanAgora") is a sub-adviser for the Registrant's Small Cap Growth, Small Cap Value and Small/Mid Cap Equity Funds. The principal business address of PanAgora is located at 260 Franklin Street, 22nd Floor, Boston, MA 02110. PanAgora is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Charles E. Haldeman, Jr., CFA Chairman of the Board	Putnam Investments	President and Chief Executive Officer

Sandra C. Whiston Member of the Board	Putnam Investments	Senior Managing Director

Jeffrey F. Peters Member of the Board	Putnam Investments	Senior Managing Director

Kevin M. Cronin, CFA Member of the Board	Putnam Investments	Senior Managing Director

Lou X. Iglesias, CPA, CFA Chief Compliance Officer	Putnam Investments	Senior Vice President

Parametric Portfolio Associates

Parametric Portfolio Associates ("Parametric") is a sub-adviser for the Registrant's Tax-Managed Large Cap and Tax-Managed Small Cap Funds. The principal business address of Parametric is 1151 Fairview Avenue North, Seattle, Washington 98109-4418. Parametric is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Brian Langstraat Chief Executive Officer, Member	—	—

David Stein Chief Investment Officer, Member	—	—

Aaron Singleton Treasurer, Chief Compliance Officer, Chief Financial Officer	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Andrew Abramsky Chief Operating Officer	—	—

James B. Hawkes Member	Eaton Vance Corp.	Chairman, President, CEO

Thomas E. Faust, Jr. Member	Eaton Vance Corp.	Executive Vice President, CIO, Director

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a sub-adviser for the Registrant's Large Cap Diversified Alpha. Tax-Managed Large Cap and Large Cap Growth Funds. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Dennis M. Kass Manager and Chairman	Jennison Associates LLC	Chairman and CEO

	Prudential Trust Company	Director

	Prudential Investment Management, Inc.	Director and Vice President

Bernard B. Winograd Manager	Jennison Associates LLC	Director

	PIC Holdings Limited	Chairman and Director

	PIM Foreign Investments, Inc.	President

	PIM Warehouse, Inc.	Chairman and Director

	Prudential Investment Management Services LLC	Executive Vice President

	Prudential Asset Management Holding Company, LLC	Manager and Vice President

	The Prudential Insurance Company of America	Vice President

	PIM Investments, Inc.	Director and President

	Prudential Investment Management, Inc.	President, CEO, Director, Chairman

Ronald K. Andrews Manager	Jennison Associates LLC	Director

	Prudential Investments LLC	Senior Vice President

	American Skandia Investment Services, Inc.	Senior Vice President

	American Skandia Advisory Services, Inc.	Senior Vice President

Timothy J. Knierim Manager	Jennison Associates LLC	Director

	PIM Warehouse, Inc.	Assistant Secretary

	Prudential Mortgage Asset Corporation II	Secretary

	Prumerica Financial Asia Limited	Corporate Secretary

	Residential Information Services, Inc.	Vice President and Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company

	Prudential Investment Management, Inc.	Vice President and Assistant Secretary

Kenneth Moore Manager, Vice President and Chief Financial Officer	The Prudential Insurance Company of America	Vice President

	Prudential Investment Management, Inc.	Vice President

	Jennison Associates LLC	Vice President and Treasurer

	Prudential Trust Company	Director

Margaret S. Stumpp Manager, Vice President and Chief Investment Officer	Prudential Trust Company	Vice President

	The Prudential Insurance Company of America	Vice President

	Pramerica Asset Management, Inc.	Senior Vice President

	Prudential Investment Management, Inc.	Vice President

Scott Hayward Manager and CEO	Jennison Associates LLC	Executive Vice President, Senior Vice President

	Prudential Trust Company	Director

	The Prudential Insurance Company of America	Signatory Second Vice President

	Pramerica Asset Management, Inc.	Director

	Prudential Investment Management, Inc.	Vice President

Record Currency Management Limited

Record Currency Management Limited ("RCM") is a sub-adviser for the Registrant's Enhanced Income Fund. The principal business address of RCM is 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom. RCM is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer, employee, partner or trustee of RCM has engaged in any business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a sub-adviser for the Registrant's Real Estate Fund. The principal business address of Security Capital is 10 South Dearborn St., Suite 1400, Chicago, Illinois 60603. Security Capital is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Anthony R. Manno Jr. President, Director, and Managing Director	—	—

Kenneth D. Statz Managing Director	—	—

Kevin W. Bedell Managing Director	—	—

David E. Rosenbaum Managing Director	—	—

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the investment adviser for each of the Funds. The principal address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Edward D. Loughlin Director, Vice President	SEI Investments Company SEI Investments Distribution Co.	Executive Vice President Director

	SEI Trust Company	Director

	SEI Inc. (formerly named SEI Capital Limited (Canada))	Director

	SEI Investments Global Funds Services	Vice President

	SEI Investments (France)	Board of Directors

	SEI Investments Canada Company	Director

	SEI Canada Opportunities Limited	Director

James V. Morris Vice President	SEI Global Services, Inc.	Vice President

Stephen Onofrio Vice President	—	—

Timothy D. Barto General Counsel, Vice President, Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SIMC Holdings, LLC	Manager

	SEI Investments Global Funds Services	General Counsel, Vice President, Secretary

	SIMC Subsidiary, LLC	Manager

	SEI Franchise, Inc.	Assistant Secretary

	SEI Investments Global (Bermuda) Ltd.	Vice President

	SEI Funds, Inc.	Vice President

	SEI Global Services, Inc.	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company

Robert Crudup Vice President	SEI Investments Global Funds Services	Vice President

	SEI Investments Company	Executive Vice President

	SEI Global Services, Inc.	Director, President

Richard A. Deak Vice President, Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Global Services, Inc.	General Counsel, Vice President, Secretary

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

Lydia A. Gavalis Vice President, Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Insurance Group, Inc	Vice President, Assistant Secretary

	SEI Global Services	Vice President, Assistant Secretary

Greg Gettinger Vice President	SEI Investments Global Funds Services	Vice President

	SEI Investments Management Corporation Delaware, L.L.C.	Vice President

	SEI Global Services, Inc.	Vice President

Kathy Heilig Vice President, Treasurer	SEI Ventures, Inc.	Director, Vice President, Treasurer

SEI Insurance Group, Inc.

	SEI Global Investments Corp.	Vice President, Treasurer

	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer

	SEI Investments Global (Cayman), Limited	Vice President, Treasurer

	SEI Primus Holding Corp.	Director, Vice President, Treasurer

	SEI Global Services, Inc.	Treasurer

	SEI Franchise, Inc.	Vice President, Treasurer

	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer

	SEI Investments Global Funds Services	Vice President, Treasurer

	SEI Global Holdings (Cayman) Inc.	Vice President, Treasurer, Assistant Secretary

	SEI Funds, Inc.	Director, Vice President, Treasurer

	SEI Investments Management Corporation Delaware, L.L.C.	Manager, Vice President, Treasurer

	SEI Investments, Inc.	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer

	SEI Investments Company	Vice President, Controller, Chief Accounting Officer

Carolyn McLaurin Vice President	—	—

Raymond B. Webster Vice President	SEI Global Services, Inc.	Vice President

Lori L. White Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Investments Distribution Co.	Vice President, Assistant Secretary

	SEI Investments Global Funds Services	Assistant Secretary

David Campbell Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Global Funds Services	Vice President

Jim Combs Vice President	SEI Global Services, Inc.	Vice President

Michael Cagnina Vice President	—	—

Paul Klauder Vice President	SEI Global Services, Inc.	Vice President

Alison Saunders Vice President	SEI Global Services, Inc.	Vice President

Brandon Sharrett Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Global Funds Services	Vice President

Wayne Withrow Director, Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	Director

	SEI Trust Company	Director

	SEI Investments Global (Cayman), Limited	Director

	SEI Global Services, Inc.	Director, Vice President

	SEI Investments Global (Bermuda) Ltd.	Director, President

	SEI Global Holdings (Cayman) Inc.	Chairman of the Board, Chief Executive Officer

Karl Dasher Director, President & Chief Investment Officer	SEI Investments (France)	Board of Directors

Vincent Chu Vice President	SEI Asset Korea	Director

	SEI Investments (Asia), Limited	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Joseph P. Ujobai Director, Vice President	SEI Investments Company	Executive Vice President

	SEI Global Investments Corp.	President

	SEI Global Services, Inc.	Vice President

	SEI Investments (Asia), Limited	Director

	SEI Investments (Europe), Ltd.	Director

	SEI Global Nominee Ltd.	Director

	SEI Investments (France)	Board of Directors

	SEI European Services Limited U.K.	Director

	SEI Investments—Unit Trust Management (UK) Limited	Director

	SEI Asset Korea, Co. Ltd.	Director

	SEI Investments (South Africa) Limited	Director

	SEI Investments Global, Limited SEI	Director

	SEI Investments Canada Company	Director

Kenneth G. Zimmer Vice President	SEI Investments Company	Senior Vice President

	SEI Insurance Group, Inc.	Director

Michael Hogan Vice President	—	—

James Smigiel Vice President	—	—

Greg Stahl Vice President	—	—

Jack McCue Vice President	—	—

Roger Messina Vice President	SEI Global Services, Inc.	Vice President

James Miceli Vice President	SEI Global Services, Inc.	Vice President

Michael Farrell Vice President	—	—

Paul Lonergan Vice President	—	—

Dave McLaughlin Vice President	—	—

John Scarpato Vice President	SEI Franchise, Inc.	Vice President

Debra Phillips Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Michael Pang Vice President, Assistant Secretary	SEI Funds, Inc.	Vice President

	SEI Global Services, Inc.	Vice President, Assistant Secretary

	SEI Investments Global (Cayman), Limited	Director (pending CIMA approval), Vice President, Secretary

	SEI Global Holdings (Cayman) Inc.	Vice President, Secretary

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

Philip Masterson Vice President, Assistant Secretary	SEI Investments Trustee & Custodial Services (Ireland) Limited	Director (to be appointed once N. Jeffrey Klauder resigns)

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

James Ndiaye Vice President, Assistant Secretary	—	—

Sofia Rosala Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

Lauren Shank Vice President, Assistant Secretary	SEI Global Services, Inc.	Vice President, Assistant Secretary

N. Jeffrey Klauder Vice President, Assistant Secretary	SEI Investments Company	General Counsel, Executive Vice President, Assistant Secretary

	SEI Trust Company	Vice President

	SEI Funds, Inc.	Vice President, Secretary

	SEI Global Investments Corp.	Director, Vice President, Secretary

	SEI Insurance Group, Inc.	Vice President, Assistant Secretary

	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary

	SEI Primus Holding Corp.	Vice President, Assistant Secretary

	SEI Global Services, Inc.	Vice President, Assistant Secretary

	SEI Private Trust Company	Director, Vice President

	SEI SIMC Holdings, LLC	Manager

	SEI Global Capital Investments, Inc.	Vice President, Secretary

	SEI Investments (Asia), Limited	Director

	SEI European Services Limited U.K.	Director

Smith Breeden Associates, Inc.

Smith Breeden Associates, ("Smith Breeden") is a sub-adviser for the Registrant's Large Cap Diversified Alpha and Core Fixed Income Funds. The principal business address of Smith Breeden is 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517. Smith Breeden is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Daniel C. Dektar Chief Investment Officer	OHSF Hedge MGP I, Inc.	Director

Stephen A. Eason, CFA Executive Vice President	Eason Energy, Inc.	President

Eugene Flood, Jr., Ph.D. Chief Executive Officer	The College Retirement Equity Fund	Trustee

Michael J. Giarla Chairman	Wyandotte Community Corporation	Director

	Harrington Bank, FSB	Chairman

	Community First Financial Group, Inc.	Director

	Square 1 Bank	Vice-Chairman

	Peninsula Banking Group	Director

Stanley J. Kon, Ph.D. Director of Research	Harrington West Financial Group, Inc.	Director

	Los Padres Savings Bank, FSB	Director

Marianthe S. Mewkill Chief Financial Officer	—	—

Weiss, Peck & Greer Investments

Weiss, Peck & Greer Investments ("WPG") is a sub-adviser for the Registrant's Small Cap Value Fund. The principal business address of WPG 909 Third Avenue, New York, New York 10022. WPG is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
William J. Kelly Chief Executive Officer	Robeco USA, Inc.	Chief Executive Officer

	Boston Partners Asset Management, LLC	Chief Executive Officer

Roland Toppen Chief Financial Officer	Robeco USA, Inc.	Treasurer and Chief Financial Officer

	Robeco Investment Asset Management, US	Director

Michael Anthony Jones President	Robeco USA, Inc.	President

Daniel Swigart Vandivort President and Chief Investment Officer	Robeco USA, Inc.	President and Chief Investment Officer

Name and Position with WPG	Other Company	Position With Other Company
William George Butterly General Counsel	Robeco USA, Inc.	Secretary and General Counsel

Mary Ann Iudice Chief Compliance Officer	Robeco USA, Inc.	Chief Compliance Officer

	Boston Partners Asset Management, LLC	Chief Compliance Officer

	Robeco Investment Asset Management, US	Chief Compliance Officer

	Robeco Sage Capital Management	Chief Compliance Officer

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") is a sub-adviser for the Registrant's Small Cap Growth, Small Cap Value, Small/Mid Cap Equity, Real Estate and Enhanced Income Funds. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Wells Capital Management, Inc.

Wells Capital Management, Inc. ("Wells Capital") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Wells Capital is 525 Market Street, 10th Floor, San Francisco, California 94105. Wells Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert W. Bissell President, Chief Executive Officer

Kirk D. Hartman Executive Vice President, Chief Investment Officer	—	—

Marie A. Chandoha Senior Portfolio Manager	—	—

William C. Stevens Senior Portfolio Manager	—	—

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Bruce D. Alberts Chief Financial Officer	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Peter L. Bain Director	Western Asset Management Company Ltd.	Director

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Funds Management, Inc.	Director

	Brandywine Asset Management, LLC	Manager

	Nova Scotia Company	Director

	Legg Mason Capital Management, Inc.	Director

	Barrett Associates, Inc.	Director

	Bartlett and Co.	Director

	Berkshire Asset Management, Inc.	Director

	Legg Mason Funding, Inc.	Director

	Legg Mason Properties, Inc.	Director

	Legg Mason Realty Group, Inc.	Director

	LM Tower, Inc.	Director

	PCM Holdings, Inc.	Director

	PCM Holdings II, LLC	Director

	Royce & Associates, Inc.	Manager

D. Daniel Fleet President	Western Asset Management Company Ltd.	Director

	Western Asset Management Company Ltd.	Director

James W. Hirschmann III Director and Chief Executive Officer	Western Asset Management Company Ltd. Legg Mason, Inc.	Managing Director and Director President and Chief Operating Officer

Gavin L. James Director of Global Client Services	—	—

S. Kenneth Leech Chief Investment Officer	—	—

Gregory B. McShea General Counsel, Secretary and Chief Compliance Officer	Western Asset Management Company Ltd.	General Counsel and Chief Compliance Officer

Timothy C. Scheve Director	Western Asset Management Company, Ltd.	Director

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Capital Management, Inc.	Director

	Legg Mason Funds Management, Inc.	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	Legg Mason Investment Counsel & Trust Company, N.A.	Director

	Legg Mason Investment Services, LLC	Co-Managing Director

	Legg Mason Fund Services, Inc.	Director

Stephen A. Walsh Deputy Chief Investment Officer	—	—

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western is 10 Exchange Square, Primrose Street, London, EC2A 2EN. Western is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Peter L. Bain Director	Western Asset Management Company	Director

	Legg Mason, Inc.	Senior Executive Vice President

	Legg Mason Funds Management, Inc.	Director

	Brandywine Asset Management, LLC	Manager

	Nova Scotia Company	Director

	Legg Mason Capital Management, Inc.	Director

	Barrett Associates, Inc.	Director

	Bartlett and Co.	Director

	Berkshire Asset Management, Inc.	Director

	Legg Mason Funding, Inc.	Director

	Legg Mason Limited	Director

	Legg Mason Properties, Inc.	Director

	Legg Mason Realty Group, Inc.	Director

	LM Tower, Inc.	Director

	PCM Holdings, Inc.	Director

	PCM Holdings II, LLC	Director

	Royce & Associates, Inc.	Manager

James W. Hirschmann III Director and Managing Director	Western Asset Management Company Legg Mason, Inc.	Director and Chief Executive Officer President and Chief Operating Officer

Gregory B. McShea General Counsel and Chief Compliance Officer	Western Asset Management Company	Secretary, General Counsel and Chief Compliance Officer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Timothy C. Scheve Director	Western Asset Management Company	Director

	Legg Mason, Inc	Senior Executive Vice President

	Legg Mason Funds	Director Management, Inc.

	Legg Mason Investment Counsel & Trust Company, N.A.	Director

	Legg Mason Capital Management, Inc.	Director

	LM Holdings, Inc.	Director

	Legg Mason Investor	Co-Managing Director Services, LLC

	LM Fund Services, Inc.	Director

Suzanne Taylor-King Financial Officer	—	—

Michael B. Zelouf Director and Senior Executive Officer	—	—

Item 27.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Index Funds	July 10, 1985

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

SEI Institutional Investments Trust	June 14, 1996

HighMark Funds	February 15, 1997

Oak Associates Funds	February 27, 1998

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

JohnsonFamily Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

The Japan Fund, Inc.	October 7, 2002

Barclays Global Investors Funds	March 31, 2003

The Arbitrage Funds	May 17, 2005

The Turner Funds	January 1, 2006

Pro Shares Trust	November 14, 2005

Community Reinvestment Act Qualified Investment Fund	January 8, 2007

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee

Kevin Barr	President & Chief Executive Officer	—

Maxine Chou	Chief Financial Officer & Treasurer	—

John Munch	General Counsel & Secretary	—

Edward D. Loughlin	Director	—

Wayne M. Withrow	Director	—

Michael Farrell	Vice President	—

Mark J. Held	Senior Vice President	—

Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

Lori L. White	Vice President & Assistant Secretary	—

Robert Silvestri	Vice President	—

Thomas Rodman	Chief Operations Officer	—

John Coary	Vice President & Assistant Secretary	—

Al DelPizzo	Vice President	—

Mark McManus	Vice President	—

Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

U.S. Bank National Association
425 Walnut Street
Cincinnati, OH 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

(c)  With respect to Rules 31a-1(b)(5); (6); (9) (10), and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Acadian Asset Management Inc.
One Post Office Square
Boston, MA 02109

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, California 90071

Aronson+Johnson+Ortiz, LP
230 South Broad Street
Twentieth Floor
Philadelphia, Pennsylvania 19102

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202

BlackRock Advisors, Inc.
40 East 52nd Street
New York, New York 10022

David J. Greene & Company, LLC
599 Lexington Avenue
New York, New York 10022

Delaware Management Company
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Deutsch Investment Management Americas, Inc.
345 Park Avenue
27th Floor,
New York, New York 10154

Enhanced Investment Technologies, LLC
2401 P.G.A. Boulevard
Suite 100
Palm Beach Gardens, Florida 33410

First Quadrant, L.P.
800 East Colorado, Blvd., Suite 900
Pasadena, California 91101

Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005

Highland Capital Management, L.P.
13455 Noel Road, Suite 800
Dallas, TX 75240

Integrity Asset Management, LLC
401 West Main Street, Suite 2100
Louisville, Kentucky 40202

JPMorgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Lee Munder Investments, Ltd.
200 Clarendon Street, 28th Floor
Boston, Massachusetts 02116

Los Angeles Capital Management and Equity Research
11150 Santa Monica Blvd.
Suite 200
Los Angeles, California 90025

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

Martingale Asset Management, L.P.
222 Berkeley Street
Boston, Massachusetts 02116

Mazama Capital Management, Inc.
One Southwest Columbia Street
Suite 1500
Portland, Oregon 97258

McKinley Capital Management Inc.
3301 C Street
Suite 500
Anchorage, Alaska 99503

Metropolitan West Asset Management, LLC
11766 Wilshire Boulevard, Suite 1580
Los Angeles, California 90025

Montag & Caldwell, Inc.
3455 Peachtree Rd. NE Ste 1200
Atlanta, Georgia 30326-3248

Nomura Corporate Research and Asset Management Inc.
2 World Financial Center
Building B
New York, New York 10281-1198

PanAgora Asset Management, Inc.
260 Franklin Street
22nd Floor
Boston, Massachusetts 02110

Parametric Portfolio Associates
1151 Fairview Avenue North
Seattle, Washington 98109-4418

Quantitative Management Associates, LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Record Currency Management Limited
1st Floor Morgan House
Madeira Walk
Windsor, Berkshire SL4 1EP

Security Capital Research &
Management Incorporated
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Smith Breeden Associates, Inc.
100 Europa Drive, Suite 200
Chapel Hill, NC 27517

Weiss, Peck & Greer Investments
909 Third Avenue
New York, New York 10022

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Wells Capital Management, Inc.
525 Market Street, 10th Floor
San Francisco, California 94105

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square, Primrose Street
London, EC2A 2EN

Item 29.  Management Services:

None

Item 30.  Undertakings:

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 58 to Registration Statement No. 033-09504 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of January, 2007.

SEI INSTITUTIONAL MANAGED TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher

  President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

	*	Trustee	January 29, 2007

Rosemarie B. Greco

	*	Trustee	January 29, 2007

William M. Doran

	*	Trustee	January 29, 2007

F. Wendell Gooch

	*	Trustee	January 29, 2007

George J. Sullivan, Jr.

	*	Trustee	January 29, 2007

James M. Storey

	*	Trustee	January 29, 2007

Robert A. Nesher

	*	Trustee	January 29, 2007

Nina Lesavoy

	* James M. Williams	Trustee	January 29, 2007

	/s/ ROBERT A. NESHER Robert A. Nesher	President & Chief Executive Officer	January 29, 2007

	/s/ STEPHEN F. PANNER Stephen F. Panner	Controller & Chief Financial Officer	January 29, 2007

*By:	/s/ ROBERT A. NESHER

Robert A. Nesher

Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(83)	Investment Sub-Advisory Agreement between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small/Mid Cap Diversified Alpha and Tax-Managed Small Cap Funds is filed herewith.

EX-99.B(d)(86)	Investment Sub-Advisory Agreement between SIMC and Highland Capital Management, L.P. with respect to the Enhanced Income Fund is filed herewith.

EX-99.B (d)(93)	Amended Schedules A and B to the Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. dated December 18, 2006, with respect to the Small Cap Value, Small Cap Growth, and Small/Mid Cap Diversified Alpha Funds are filed herewith.

EX-99.B (d)(94)	Amended Schedules A and B to the Sub-Advisory agreement between SIMC and Smith Breeden Associates, Inc. with respect to the Small/Mid Cap Diversified Alpha Fund are filed herewith.

EX-99.B (d)(95)	Amended Schedules A and B to the Sub-Advisory agreement between SIMC and Wellington Management Company, LLP with respect to the Small/Mid Cap Diversified Alpha Fund are filed herewith.

EX-99.B (i)	Opinion and Consent of Counsel is filed herewith.

EX-99.B (j)	Consent of Independent Registered Public Accounting Firm is filed herewith.